      As filed with the Securities and Exchange Commission on September 15, 1999
                                                       Registration No.:
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                 FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[_]  Pre-Effective Amendment No. ___        [_] Post-Effective Amendment No. __
                       (Check appropriate box or boxes)

               Exact Name of Registrant as Specified in Charter:
                             EXCELSIOR FUNDS, INC.

                        Area Code and Telephone Number:
                                (800) 446-1012

                    Address of Principal Executive Offices:
                               73 Tremont Street
                            Boston, MA  02108-3913

                    Name and Address of Agent for Service:
                            W. Bruce McConnel, III
                          Drinker Biddle & Reath LLP
                               One Logan Square
                           18/th/ and Cherry Streets
                    Philadelphia, Pennsylvania  19103-6996

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required under the Securities Act of 1933 because an indefinite number of shares in the Registrant have previously been registered on Form N-1A (Registration Nos. 2-92665; 811-4088) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Rule 24f-2 Notice for the fiscal year ended March 31, 1999 was filed on June 14, 1999. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to the shares previously registered on the aforesaid Registration Statement on Form N-1A.

It is proposed that this filing will become effective on October 15, 1999 pursuant to Rule 488 under the Securities Act of 1933.

                             EXCELSIOR FUNDS, INC.
                                   FORM N-14
                             CROSS REFERENCE SHEET

Item No.                                          Heading
-------                                           -------

Part A
------
1. Beginning of Registration Statement
   and Outside Front Cover Page................   Cover Page

2. Beginning and Outside
   Back Cover Page.............................   Table of Contents

3. Fee Table, Synopsis Information
   and Risk Factors............................   Comparative Fee Table; Summary; Principal
                                                  Risk Factors

4. Information About the Transaction...........   Summary; Information Relating to the Proposed
                                                  Reorganization

5. Information About the Registrant............   Summary; Information Relating to the Proposed
                                                  Reorganization; Comparison of the Funds

6. Information About the Company
   Being Acquired..............................   Summary; Information Relating to the Proposed
                                                  Reorganization; Comparison of the Funds

7. Voting Information..........................   Summary; Information Relating to Voting Matters

8. Interest of Certain Persons
   and Experts.................................   Information Relating to Voting Matters

9. Additional Information Required
   for Reoffering by Persons Deemed
   to be Underwriters..........................   Inapplicable

Part B
------

10. Cover Page.................................   Statement of Additional Information Cover Page

11. Table of Contents..........................   Table of Contents

12. Additional Information
    About the Registrant.......................   Statement of Additional Information of Excelsior
                                                  Funds, Inc. dated August 1, 1999*
13. Additional Information
    About the Company Being
    Acquired...................................   Statement of Additional Information of Excelsior
                                                  Funds dated December 24, 1998*

14. Financial Statements.......................   Financial Statements; Pro Forma Financial Statements

Part C
------

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.



*  Incorporated herein by reference thereto.

                                EXCELSIOR FUNDS
                               73 Tremont Street
                            Boston, MA  02108-3913
                                (800) 909-1989

                               October 15, 1999

Dear Shareholder:

     On behalf of the Board of Trustees of Excelsior Funds, we are pleased to invite you to a special meeting of shareholders of the Excelsior Funds Institutional Money Fund to be held at 10:00 a.m. (Eastern time) on November 19, 1999 at the offices of United States Trust Company of New York at 114 West 47th Street, New York, New York. At the meeting you will be asked to approve a proposed Agreement and Plan of Reorganization dated as of _________, 1999 by and between Excelsior Funds and Excelsior Funds, Inc. which contemplates the reorganization of Excelsior Fund's Institutional Money Fund into Excelsior Funds, Inc.'s Money Fund.

     Excelsior Fund's Board of Trustees unanimously recommends that you vote to approve the proposed reorganization.

     In considering this matter you should note:

     Similar investment objective and policies - The Institutional Money Fund's
     -----------------------------------------
and Money Fund's investment objectives and policies are, in general, substantially similar.

     Same number of shares - The number of Money Fund shares you receive in the
     ---------------------
reorganization will be the same as the number of the Institutional Money Fund shares that you hold immediately before the reorganization.

     The formal Notice of Special Meeting, a Combined Proxy/Prospectus, a Money Fund Prospectus and a proxy ballot are enclosed. A description of the proposed reorganization and the reasons for the Excelsior Funds Trustees' unanimous recommendation are discussed in detail in the enclosed material. You should read the Combined Proxy/Prospectus and Money Fund Prospectus carefully. Your vote is important regardless of the number of shares you own. We urge you to complete the enclosed proxy card and return it in the enclosed envelope as soon as possible.

   Thank you for your support in this matter.

                                    Sincerely,


                                    Frederick S. Wonham
                                    Chairman of the Board

                                EXCELSIOR FUNDS
                               73 Tremont Street
                       Boston, Massachusetts  02108-3913
                                (800) 909-1989

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        OF THE INSTITUTIONAL MONEY FUND

                        To Be Held on November 19, 1999

To the Shareholders of the Institutional Money Fund:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Meeting") of the Institutional Money Fund, an investment portfolio offered by Excelsior Funds, will be held at the offices of United States Trust Company of New York at 114 West 47th Street, New York, New York on November 19, 1999 at 10:00 a.m. (Eastern time). During the Meeting, the shareholders will vote on the following proposals:

     ITEM 1. To approve or disapprove an Agreement and Plan of Reorganization by and between Excelsior Funds ("Excelsior Trust") and Excelsior Funds, Inc. ("Excelsior Company") and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of Excelsior Trust's Institutional Money Fund (the "Institutional Fund") in exchange for Institutional Shares of Excelsior Company's Money Fund; (b) the distribution of such Institutional Shares to the shareholders of the Institutional Fund in connection with its liquidation; and (c) the deregistration under the Investment Company Act of 1940, as amended and the termination under state law of Excelsior Trust.

     ITEM 2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

     The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Appendix A to the Combined Proxy Statement/Prospectus is a copy of the Agreement and Plan of Reorganization.

     Shareholders of record as of the close of business on September 10, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO DATE, EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF EXCELSIOR TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO EXCELSIOR TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                    By the Order of the
                                    Board of Trustees

                                    W. Bruce McConnel, III
                                    Secretary
October 15, 1999

                      COMBINED PROXY STATEMENT/PROSPECTUS
                            DATED OCTOBER 15, 1999

                                EXCELSIOR FUNDS
                               73 Tremont Street
                       Boston, Massachusetts  02108-3913
                                (800) 909-1989

                             EXCELSIOR FUNDS, INC.
                               73 Tremont Street
                       Boston, Massachusetts  02108-3913
                                (800) 446-1012



     This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Excelsior Funds ("Excelsior Trust") for use at a Special Meeting of Shareholders of Excelsior Trust's Institutional Money Fund (the "Institutional Fund") to be held at 10:00 a.m. (Eastern time), on November 19, 1999 at the offices of United States Trust Company of New York at 114 West 47th Street, New York, New York, or any adjournment thereof (the "Meeting"). At the Meeting, shareholders of the Institutional Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization dated as of ______________, 1999 by and between Excelsior Trust and Excelsior Funds, Inc. ("Excelsior Company") and the transactions contemplated thereby (the "Agreement and Plan of Reorganization"). A copy of the Agreement and Plan of Reorganization is attached hereto as Appendix A.

     Excelsior Trust and Excelsior Company are both open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     Excelsior Trust presently offers one portfolio, the Institutional Fund, which is a diversified money market mutual fund offered to institutional investors. The Institutional Fund seeks to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. The Institutional Fund seeks to achieve its investment objective by investing all of its investable assets in the Cash Reserves Portfolio (the "Master Portfolio"). The Master Portfolio is a diversified open-end management investment company with the same objectives as the Institutional Fund and is advised by Citibank, N.A. The Institutional Fund offers one class of shares.

     Excelsior Company currently offers eighteen investment portfolios, one of which is the Money Fund. The Money Fund is also a diversified money market mutual fund. The Money Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. United States Trust Company of New York and U.S. Trust Company (collectively, "U.S. Trust" or the "Investment Adviser") serve as the Money Fund's investment adviser. The Money Fund offers two classes of shares - Shares and Institutional

Shares. The Institutional Shares are comparable to the class of shares currently offered by Excelsior Trust.

     The Agreement and Plan of Reorganization, a copy of which is attached as Appendix A, provides that the Institutional Fund will transfer all of its assets and liabilities to the Money Fund. (Immediately before effecting the proposed reorganization, the Institutional Fund will redeem all of its interests in the Master Portfolio. The assets received by the Institutional Fund upon that redemption will be the assets transferred to the Money Fund in the reorganization). In exchange for the transfer of these assets and liabilities, Excelsior Company will issue Institutional Shares of the Money Fund to the Institutional Fund. The Institutional Fund will make liquidating distributions of the Money Fund's Institutional Shares to the shareholders of the Institutional Fund, so that a shareholder in the Institutional Fund will receive the same number of shares of the Money Fund as the shareholder had in the Institutional Fund immediately before the transaction. Following the reorganization, shareholders of the Institutional Fund will be shareholders of the Money Fund, and Excelsior Trust will be deregistered under the 1940 Act and terminated under state law.

     This Combined Proxy Statement/Prospectus sets forth the information that a shareholder of the Institutional Fund should know before voting on the Agreement and Plan of Reorganization. It should be retained for future reference. The Prospectus relating to the Institutional Shares of the Money Fund accompanies this Combined Prospectus/Proxy Statement. Additional information is set forth in the Statement of Additional Information dated October 15, 1999 relating to this Combined Proxy Statement/Prospectus, the Money Fund's Statement of Additional Information dated August 1, 1999, and in the Prospectus and Statement of Additional Information, each dated December 24, 1998, relating to the Institutional Fund. Each of these documents is on file with the Securities and Exchange Commission (the "SEC") and is available without charge upon oral or written request by writing or calling either Excelsior Trust or Excelsior Company at the addresses or telephone numbers indicated above. The information contained in the Statement of Additional Information dated October 15, 1999, the Money Fund's prospectus and Statement of Additional Information dated August 1, 1999, and the Institutional Fund's Prospectus and Statement of Additional Information, each dated December 24, 1998, are incorporated herein by reference. Excelsior Trust's and Excelsior Company's Semi-Annual Reports to Shareholders and their Annual Reports to Shareholders may be obtained free of charge by calling 800-909-1989 or 800-446-1012, respectively, or writing 73 Tremont Street, Boston, Massachusetts 02108-3913.

     This Combined Proxy Statement/Prospectus constitutes the Institutional Fund's Proxy Statement for the Meeting, and Excelsior Company's Prospectus for the Institutional Shares of the Money Fund that have been registered with the SEC and are to be issued in connection with the reorganization.

     This Combined Proxy Statement/Prospectus is expected to be sent to shareholders of the Institutional Fund on or about October 15, 1999.

     AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK

TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE MONEY FUND OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page
COMPARATIVE FEE TABLE....................................................      1
        Expense Ratios...................................................      2
SUMMARY..................................................................      3
        Proposed Reorganization..........................................      3
        Reasons For Reorganization.......................................      3
        Federal Income Tax Consequences..................................      4
        Comparison of the Investment Objectives and Policies of the
          Funds..........................................................      4
        Comparison of the Service Providers..............................      5
        Comparison of Shareholder Transactions and Services..............      5
        Voting Information...............................................      5
PRINCIPAL RISK FACTORS...................................................      6
INFORMATION RELATING TO THE PROPOSED REORGANIZATION......................      7
        Description of the Agreement and Plan of Reorganization..........      7
        Board Considerations.............................................      9
        Capitalization...................................................     10
        Federal Income Tax Consequences..................................     10
COMPARISON OF THE FUNDS..................................................     11
        Investment Objectives and Policies...............................     11
        Organization.....................................................     13
        The Investment Advisers..........................................     14
        Other Service Providers..........................................     14
        The Co-Administrators............................................     15
        Administrative Servicing Fee.....................................     17
        Purchase and Redemption Procedures; Exchange Procedures; Dividends,
          Distributions and Pricing......................................     17
        Performance......................................................     18
INFORMATION RELATING TO VOTING MATTERS...................................     18
        General Information..............................................     18
        Shareholder and Board Approval...................................     18
        Quorum...........................................................     19
        Annual Meetings..................................................     20
ADDITIONAL INFORMATION ABOUT THE FUNDS...................................     20
FINANCIAL INFORMATION....................................................     21
OTHER BUSINESS...........................................................     21
LITIGATION...............................................................     21
SHAREHOLDER INQUIRIES....................................................     21
APPENDIX A  AGREEMENT AND  PLAN OF REORGANIZATION........................    A-1
APPENDIX B  SHAREHOLDER TRANSACTIONS AND SERVICES........................    B-1

                             COMPARATIVE FEE TABLE

     The following table compares: (1) the fees and expenses of the shares of the Institutional Fund as of March 31, 1999; (2) the estimated fees and expenses of the Institutional Shares of the Money Fund; and (3) the estimated fees and expenses of the Institutional Shares of the Money Fund on a pro forma basis after giving effect to the proposed reorganization. A hypothetical example of the expenses that you would experience based on the fee shown in the table follows the table. The purpose of this table and example is to assist shareholders in understanding the various costs and expenses that investors in the Funds will bear as shareholders. The Institutional Shares of the Money Fund are new and the expenses and fees noted below are based on estimates for the first twelve months of operation. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

                                       INSTITUTIONAL                              PRO FORMA COMBINED
                                            FUND               MONEY FUND             MONEY FUND+
                                   ----------------------  --------------------  ---------------------
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted
  from Fund assets)
Management Fees                          0.15%/1,3/                0.25%                  0.25%
Other Expenses
  Administrative Servicing Fee     .40%                     0.15%                  0.15%
  Other Operating Expenses         .21%                     0.22%                  0.22%
Total Other Expenses                     0.61%                     0.37%                  0.37%
                                   ----------------------  --------------------  ---------------------
Total Operating Expenses                 0.76%/2,3/                0.62%/4/                0.62%/4/
                                   ======================  ====================  =====================


     +    The reorganization of the Institutional Fund into the Money Fund will occur only if the shareholders of the Institutional Fund approve the reorganization.

     1    Reflects fees incurred by the Master Portfolio for advisory services rendered by Citibank, N.A.

     2    Includes the expenses of the Master Portfolio that are allocable to the Institutional Fund.

     3    The Institutional Fund's actual total annual fund operating expenses for the period ended March 31, 1999 were less than the amount shown above as a result of the Investment Adviser's voluntary fee waivers. With these fee waivers, the Institutional Fund's actual total operating expenses were .25%. All or part of these fee waivers may be discontinued at any time.

     4    The Money Fund's annual operating expenses are based on actual fees and estimated expenses for the current fiscal year. The Money Fund's actual total annual fund operating expenses are expected to be less than the amount shown above as a result of the Investment Adviser's voluntary fee waivers. The Investment Adviser has voluntarily agreed to waive its investment advisory fee or other fees in an amount equal to the administrative servicing fee paid by the Money Fund. The Investment Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Money Fund's actual total operating expenses would have been 0.25%.

Example:  The Example is intended to help you compare the cost of investing in
-------
the Funds with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions, your approximate cost of investing $10,000 would be:

                                                                       PRO FORMA
                               INSTITUTIONAL                           COMBINED
                                    FUND            MONEY FUND         MONEY FUND+
                               --------------      ------------       ------------
One Year After Purchase             $ 78               $ 63               $ 63
Three Years After Purchase          $243               $199               $199
Five Years After Purchase           $422               $346               $346
Ten Years After Purchase            $942               $774               $774

      Amounts shown in the example should not be considered a representation of past or future investment return or expenses. Actual expenses and rate of return may be greater or lower than those shown in the expense table and example.

     Expense Ratios. The following table sets forth the ratios of operating expenses to average net assets of the shares of the Institutional Fund and Institutional Shares of the pro forma combined Money Fund for the fiscal year ended March 31, 1999 after fee waivers and before fee waivers.


                                                                       PRO FORMA
                               INSTITUTIONAL                           COMBINED
                                    FUND            MONEY FUND         MONEY FUND+
                               --------------      ------------       ------------
Ratio of Operating                 0.25%                N/A*              0.25%
Expenses to Average Net
Assets After Fee Waivers

Ratio of Operating                 0.76%                N/A*              0.62%++
Expenses to Average Net
Assets Before Fee Waivers

* Institutional Shares of the Money Fund were not outstanding as of March 31, 1999.
+   The reorganization of the Institutional Fund into the Money Fund will occur only if the shareholders of the Institutional Fund approve the reorganization. ++ The Money Fund's annual operating expenses are based on actual fees and estimated expenses for the current fiscal year. The Money Fund's actual total annual fund operating expenses are expected to be less than the amount shown above as a result of the Investment Adviser's voluntary fee waivers. The Investment Adviser has voluntarily agreed to waive its investment advisory fee or other fees in an amount equal to the administrative servicing fee paid by the Money Fund. The Investment Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Money Fund's actual total operating expenses would have been 0.25%

                                    SUMMARY

     The following is a summary of certain information relating to the proposed reorganization. More complete information is contained elsewhere in this Combined Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Institutional Fund and the Money Fund, and the Agreement and Plan of Reorganization which are all incorporated herein by reference.

     Proposed Reorganization. Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, Excelsior Trust's and Excelsior Company's Boards, including the Board members who are not "interested persons" within the meaning of the 1940 Act, have determined that the proposed Agreement and Plan of Reorganization is in the best interests of their Fund's respective shareholders and that the interests of such shareholders will not be diluted as a result of such reorganization. Excelsior Trust's Board Of Trustees Recommends That Shareholders Vote "For" Approval Of The Agreement And Plan Of Reorganization.

     Subject to shareholder approval, the Agreement and Plan of Reorganization provides for (a) the acquisition by the Money Fund of all of the assets and the assumption by the Money Fund of the liabilities of the Institutional Fund in exchange for Institutional Shares of the Money Fund; (b) the distribution of Institutional Shares of the Money Fund to Institutional Fund shareholders in liquidation of the Institutional Fund; and (c) the deregistration under the 1940 Act and termination under state law of Excelsior Trust.

     As a result of the proposed reorganization, each shareholder of the Institutional Fund will become a shareholder of the Money Fund and will hold, immediately after the time the reorganization becomes effective (the "Effective Time of the Reorganization"), the same number of Institutional Shares of the Money Fund as the shareholder held in the Institutional Fund immediately before the Effective Time of the Reorganization. The reorganization is expected to occur in __________, 1999 or such later date as may be determined pursuant to the Agreement and Plan of Reorganization.

     For further information, see "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Description of the Agreement and Plan of Reorganization."

     Reasons For Reorganization. In light of certain potential benefits and other factors, the Board of Trustees of Excelsior Trust, including the non-interested Trustees, has determined that it is in the best interests of Excelsior Trust, and of the shareholders of the Institutional Fund, to reorganize into the Money Fund of Excelsior Company.

     The primary reason for the reorganization is to streamline and simplify U.S. Trust's money market products. The Institutional Fund was originally established as a product to be marketed to institutional investors. Prior to the start-up of the Institutional Fund, concerns about the competitiveness and the feasibility of managing an institutional money market fund with a low level of assets (which is typically associated with the start-up of a fund) led to the decision to invest the assets of the Institutional Fund in the Master Portfolio. By doing so, the Institutional Fund was able to benefit from the economies of scale already achieved by the Master Portfolio.

Although the Institutional Fund's assets have grown, the Institutional Fund, as an institutional client investment product, has not developed as expected and is not likely to develop further. In light of these developments, U.S. Trust recommended to the Board of Trustees that the Institutional Fund be reorganized into the Money Fund. In considering whether to approve the reorganization, the Board of Trustees of Excelsior Trust considered the following possible benefits to shareholders:

          1)   Asset Growth -- the combination of the Institutional Fund and
               ------------
Money Fund will increase the asset base of the Institutional Fund and eliminate inefficiencies of maintaining a separate Fund.

          2)   Management Consistency -- unlike all the other mutual funds in
               ----------------------
the Excelsior Funds complex, the Institutional Fund is not managed by U.S. Trust or an affiliate. The reorganization would allow shareholders to have their money managed by U.S. Trust.

          3)   Fund Expenses -- the total operating expenses of the Money Fund
               -------------
will be less than the total operating expenses of the Institutional Fund.

          4)   Broader Diversification -- The Institutional Fund is required to
               -----------------------
invest at least 25% of its investable assets in bank obligations, whereas the Money Fund has no such concentration policy. Therefore, the Money Fund's assets are anticipated to be more broadly diversified than the Institutional Fund's assets.

     The proposal that the Institutional Fund be reorganized into the Money Fund was submitted to the trustees of Excelsior Trust and the directors of Excelsior Company at a meeting held on July 30, 1999. Information with respect to expenses and other relevant matters were submitted to each director and trustee in order to provide for careful consideration of the proposed reorganization. After full consideration of the reasons for the proposed reorganization, and in consideration that the reorganization will be tax-free and will not dilute the interests of the shareholders of the Institutional Fund or Money Fund, the respective Boards approved the reorganization of the Institutional Fund into the Money Fund. The closing of all transactions contemplated by the Agreement and Plan of Reorganization is tentatively scheduled to occur on or about __________, 1999. See "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Board Considerations."

     Federal Income Tax Consequences. Neither shareholders of the Institutional Fund nor shareholders of the Money Fund will recognize any taxable income or loss as a result of the reorganization. See "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Federal Income Tax Consequences."

  Comparison of the Investment Objectives and Policies of the Funds. The investment objective and policies of the Institutional Fund are, generally, substantially similar to those of the Money Fund. The investment objective of the Institutional Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Institutional Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio, a diversified open-end management investment company with the same investment objective as the Institutional Fund. The Master Portfolio achieves its investment objective by investing in high quality U.S. dollar-denominated money market obligations issued by U.S. and non-U.S. issuers. The Money Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments issued by U.S. issuers, foreign branches of U.S. banks and U.S. branches of foreign banks.

     While both Funds are subject to the general restrictions and limitations of Rule 2a-7 under the 1940 Act, there are certain differences between the investment policies and restrictions of the Institutional Fund and the Money Fund. For example, the Institutional Fund concentrates its investments in bank obligations while the Money Fund does not. In addition, all securities of the Institutional Fund are rated or subject to a guarantee rated in the highest rating categories for short-term obligations by at least two nationally recognized statistical rating organizations ("NRSRO"). In comparison the Money Fund may invest in securities rated in the two highest short-term rating categories of an NRSRO. For a more detailed description of the similarities and differences between the investment objectives and policies of the Institutional Fund and the Money Fund, see "COMPARISON OF THE FUNDS--Investment Objectives and Policies" below and the Institutional Fund and Money Fund Prospectuses, which are incorporated by reference herein.

     Comparison of the Service Providers. The Institutional Fund invests all of its assets in the Master Portfolio which is advised by Citibank, N.A. U.S. Trust serves as investment adviser to the Money Fund. The Money Fund's contractual advisory fee is higher than the contractual advisory fee of the Institutional Fund. U.S. Trust, however, will waive its investment advisory fee or other fees in an amount equal to the administrative servicing fee paid by the Money Fund so that the Money Fund's actual annual fund total operating expenses are expected to be .25%.

     The Money Fund and Institutional Fund have different transfer agents, custodians and other service providers. For more information about the investment advisers and other service providers, see "Comparison of the Funds -- The Investment Advisers, Other Service Providers and The Co-Administrators" and the Money Fund prospectus which accompanies this Combined Proxy/Prospectus.

     Comparison of Shareholder Transactions and Services. The purchase, redemption, dividend and other policies and procedures of the Institutional Fund and Money Fund are similar. For more information see "APPENDIX B - Shareholder Transactions and Services."

  Voting Information. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by Excelsior Trust's Board of Trustees in connection with a Special Meeting of Shareholders to be held at the offices of United States Trust Company of New York at 114 West 47th Street, New York, New York, on November 19, 1999 at 10:00 a.m. (Eastern time). Only shareholders of record at the close of business on September 10, 1999 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share or fraction thereof is entitled to one vote or fraction thereof, respectively. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to Excelsior Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. For additional information, including a description of the shareholder vote required for approval of the Agreement and Plan of Reorganization and related transactions contemplated thereby, see "INFORMATION RELATING TO VOTING MATTERS."

                            PRINCIPAL RISK FACTORS

     The Institutional Fund's investment objectives, policies and restrictions are, in general, similar to those of the Money Fund. Accordingly, an investment in the Institutional Fund involves risks that are similar to those of the Money Fund. Because both Funds are money market funds, the risks are those typically associated with investing in a portfolio of high quality, short-term money market instruments. For example, while money market funds attempt to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so. Additionally, while both Funds may invest in instruments backed by the full faith and credit of the U.S. Government, neither shares of the Institutional Fund nor the Money Fund are themselves issued or guaranteed by the U.S. Government or any of its agencies.

     The Institutional Fund and Money Fund are subject to interest rate risk, which is the risk that the market value of money market obligations will change in response to interest rate changes and other factors. During periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates. During periods of falling interest rates, the values of outstanding money market obligations generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of securities with longer maturities are also subject to greater market fluctuations as a result of changes in interest rates. Both Funds are also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation.

     The Institutional Fund and the Money Fund are both subject to call risk, credit risk, and event risk. Call risk is the possibility that during periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. Credit risk is the possibility that an issuer will be unable to make timely payments of either principal or interest. Event risk is the possibility that securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

     The Institutional Fund, unlike the Money Fund, concentrates its investments in the banking industry and invests at least 25% of its assets and may invest up to 100% of its assets in bank obligations. As a result, the Institutional Fund is subject to banking industry risk. Banking industry risk is the risk that an adverse development in the banking industry may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Banks may be especially susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

     An investment in the Institutional Fund and Money Fund is subject to foreign risks because they each invest in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. In addition, the Institutional Fund may invest in obligations of foreign branches of foreign banks and to a limited extent in non-U.S. government obligations. Foreign risk includes the possibility that a foreign obligation could lose value as a result of political, financial and economic events in foreign countries; the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations; the possible seizure or nationalization of non-U.S. deposits; and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might adversely affect the payment on such obligations held by the Funds. In addition, there may be less publicly-available information about a foreign branch or subsidiary of a U.S. bank or a U.S. or foreign branch of a foreign bank than about a U.S. bank. Also, such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks.

     For more information, see "COMPARISON OF THE FUNDS--Investment Objectives and Policies." A more detailed description of the risks associated with an investment in the Money Fund is included in the Prospectus dated August 1, 1999 accompanying this Combined Proxy Statement/Prospectus, which is incorporated herein by reference. A more detailed description of the risks associated with an investment in the Institutional Fund is included in the Prospectus and Statement of Additional Information dated December 24, 1998, which are also incorporated herein by reference.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

     The terms and conditions under which the reorganization may be consummated are set forth in the Agreement and Plan of Reorganization. Significant provisions of the Agreement and Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Appendix A to this Combined Proxy Statement/Prospectus.

     Description of the Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization provides that at the Effective Time of the Reorganization, the assets and liabilities of the Institutional Fund will be transferred to and assumed by the Money Fund (Immediately before effecting the proposed reorganization, the Institutional Fund will redeem all of its interests in the Master Portfolio. The assets received by the Institutional Fund upon that redemption will be the assets transferred to the Money Fund in the reorganization). In exchange for the transfer of the assets of, and the assumption of the liabilities of the Institutional Fund, Excelsior Company will issue at the Effective Time of the Reorganization full and fractional Institutional Shares of the Money Fund equal in number to the number of full and fractional shares of the Institutional Fund, as determined at 4:00 p.m., Eastern time, on November 19, 1999 or such earlier or later date and time as may be mutually agreed by the President or Vice President of each of Excelsior Trust and Excelsior Company (the "Valuation Time"). The Agreement and Plan of Reorganization provides that the Institutional Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the shareholders of the Institutional Fund all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

     Following the transfer of assets to, and the assumption of the liabilities of the Institutional Fund by the Money Fund, Excelsior Trust will distribute the Institutional Shares of the Money Fund received from Excelsior Company to the holders of shares of the Institutional Fund in liquidation of the Institutional Fund. Each holder of shares of the Institutional Fund at the Effective Time of the Reorganization will receive an amount of Institutional Shares of equivalent net asset value, plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of the Institutional Fund. Following the liquidation of the Institutional Fund, the outstanding shares of the Institutional Fund will be cancelled on the books of Excelsior Trust and become unissued shares.

     Pursuant to the Agreement and Plan of Reorganization, if the per share net asset value of shares of the Institutional Fund exceeds the per share net asset value of Institutional Shares of the Money Fund at the Valuation Time by $0.0010 or more as computed by using the market values of a portfolio's assets, Excelsior Trust's Board of Trustees will have the right to postpone the Valuation Time and the Effective Time of the Reorganization until such time as the per share difference is less than $0.0010.

     Likewise, the Agreement and Plan of Reorganization provides that if the per share net asset value of Institutional Shares of the Money Fund exceeds the per share net asset value of shares of the Institutional Fund by $0.0010 or more on the same date and time Excelsior Company's Board of Directors will have the right to postpone the Valuation Time and the Effective Time of the Reorganization until such time as the per share difference is less than $0.0010.

     The reorganization with respect to the Institutional Fund is subject to a number of conditions, including approval of the Agreement and Plan of Reorganization and the transactions contemplated thereby by the shareholders of the Institutional Fund; the receipt of certain legal opinions described in Sections 10(d) and 11(c) of the Agreement and Plan of Reorganization (which include an opinion of counsel to Excelsior Company that the shares of the Money Fund issued to shareholders of the Institutional Fund in accordance with the terms of the Agreement and Plan of Reorganization will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Agreement and Plan of Reorganization and other matters; and the parties' performance in all material respects of their respective agreements and undertakings in the Agreement and Plan of Reorganization. Assuming satisfaction of the conditions in the Agreement and Plan of Reorganization, the Effective Time of the Reorganization will be on ____________, 1999 or such other date as is agreed to by the parties.

     The Agreement and Plan of Reorganization provides that U.S. Trust or an affiliate shall be responsible for the payment of the expenses incurred by Excelsior Trust and Excelsior Company in connection with the Agreement and Plan of Reorganization and the transactions contemplated thereby.

     The Agreement and Plan of Reorganization and the reorganization described therein may be abandoned at any time prior to the Effective Time of the Reorganization by the mutual consent of the parties to the Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Agreement and Plan of Reorganization by the shareholders of the Institutional Fund (a) the parties thereto may, by written agreement authorized by their respective Boards, and with or without the approval of their respective shareholders, amend any of the provisions of the Agreement and Plan of Reorganization and (b) any party may waive any breach by the other party for the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or Vice President of the waiving party with or without the approval of such party's shareholders).

     Board Considerations. Based upon its evaluations of the information presented to it at meetings held on May 21, 1999 and July 30, 1999, and in light of its fiduciary duties under federal and state law, the Board of Trustees of Excelsior Trust at a meeting held on July 30, 1999, has determined that the proposed reorganization is in the best interests of the shareholders of the Institutional Fund, and recommends the approval of the Agreement and Plan of Reorganization by such shareholders at the Meeting. The following is a summary of the information that was presented to, and considered by, the Board of Trustees in making its determination.

     At the meetings, representatives of U.S. Trust expressed concerns about the asset growth of the Institutional Fund and stated that the Institutional Fund as an investment product had not developed as expected and was not likely to develop further. The Board was advised that U.S. Trust believed that the proposed reorganization would benefit the Institutional Fund and its shareholders. It was pointed out that the Money Fund had substantially greater assets (approximately $974 million as of March 31, 1999 versus approximately $389 million for the Institutional Fund as of March 31, 1999). The combination of the Institutional Fund and Money Fund would increase the asset base of the Institutional Fund and eliminate inefficiencies in maintaining a separate fund. In addition, management consistency would be achieved because unlike all the other funds in the Excelsior complex, the Institutional Fund is not managed by U.S. Trust or an affiliate. Reorganization of the Institutional Fund would also allow investors to have their money managed by U.S. Trust. It was further pointed out that the total operating expenses of the Money Fund would be less than the Institutional Fund and that the assets of the Money Fund were anticipated to be more broadly diversified than the Institutional Fund's assets.

     The Board of Trustees reviewed the terms of the proposed reorganization and also considered the compatibility of the investment objectives, policies and restrictions of the Funds. The Directors also considered the federal tax consequences of the reorganization and the fact that the interests of shareholders would not be diluted as a result of the reorganization. In addition, the Board of Directors reviewed the expected costs of the reorganization, and the fact that all expenses of the reorganization would be borne by U.S. Trust. The Board also reviewed the relative performance and expense ratios of the Money Fund.

     Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, Excelsior Trust's Board of Trustees unanimously determined that (i) the proposed reorganization was in the best interests of the Institutional Fund, (ii) that the interests of existing shareholders of the Funds will not be diluted as a result of the transaction, and recommended the approval of the Agreement and Plan of Reorganization by shareholders of the Institutional Fund at the Meeting.

     Similarly, at a meeting held on July 30, 1999, the Board of Directors of Excelsior Company considered the proposed reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the Board of Directors unanimously determined that (i) the proposed reorganization is in the best interests of the shareholders of Excelsior Company and (ii) the interests of Excelsior Company's shareholders would not be diluted as a result of the reorganization.

     Capitalization. Because the Institutional Fund will be combined with the Money Fund in the reorganization, the total capitalization of the Money Fund after the reorganization is expected to be greater than the current capitalization of the Institutional Fund. The following table sets forth as of July 31, 1999 (i) the capitalization of the Institutional Fund; (ii) the capitalization of the Money Fund; and (iii) the pro forma capitalization of the Money Fund as adjusted to give effect to the proposed reorganization of the Institutional Fund. There is, of course, no assurance that the reorganization will be consummated. Moreover, if consummated, the capitalization of each Fund is likely to be different at the Effective Time of the Reorganization as a result of daily share purchase and redemption activity in the Funds.

                                    INSTITUTIONAL                                        PRO FORMA COMBINED
                                         FUND                    MONEY FUND                  MONEY FUND
                              --------------------------  -------------------------  --------------------------
Total Net Assets                      $322,777,498                 $      0                  $  322,777,498
                                                            (Institutional Shares)      (Institutional Shares)

                                                               $1,002,732,717               $ 1,022,732,717
                                                                  (Shares)                      (Shares)

Shares Outstanding                     322,777,716                    0                        322,777,716
                                                           (Institutional Shares)       (Institutional Shares)

                                                               1,002,961,337                 1,002,961,337
                                                                  (Shares)                      (Shares)

Net Asset Value Per Share                 $1.00                      --                         $1.00
                                                            (Institutional Shares)       (Institutional Shares)

                                                                    $1.00                       $1.00
                                                                  (Shares)                     (Shares)

     Federal Income Tax Consequences. Neither shareholders of the Institutional Fund nor shareholders of the Money Fund will recognize any taxable income or loss as a result of the reorganization.

                            COMPARISON OF THE FUNDS

     Investment Objectives and Policies. The investment objective, policies and restrictions of the Institutional Fund are, in many respects, similar to those of the Money Fund. There are, however, certain differences. The following discussion summarizes some of the similarities and differences in the investment policies and risk factors of the Funds, and is qualified in its entirety, by the discussion elsewhere herein, and in the Prospectuses and Statements of Additional Information of the Institutional Fund and the Money Fund incorporated herein by reference.

     The investment objective of the Institutional Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Institutional Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio, a diversified open-end management investment company with the same investment objective as the Institutional Fund. Since the investment characteristics of the Institutional Fund are the same as those of the Master Portfolio, the following is a comparison of the investment policies and strategies employed by the Master Portfolio and the Money Fund. The investment objective of the Money Fund is to provide shareholders with as high a level of current income as is consistent with liquidity and stability of principal. The investment objective of the Money Fund is fundamental, meaning that it may not be changed without the affirmative vote of the holders of a majority of its outstanding shares, as defined in the 1940 Act. The investment objective of the Institutional Fund is not fundamental and may be changed by its Board of Trustees without shareholder approval.

     Both the Money Fund and the Master Portfolio seek to achieve their investment objectives by investing in U.S. dollar-denominated money market obligations. All investments in the Master Portfolio and the Money Fund mature or are deemed to mature within 397 days or less from the date of acquisition. The average remaining maturity of both Funds is 90 days or less. While both the Master Portfolio and Money Fund are money market funds and therefore are subject to the general restrictions and limitations of Rule 2a-7 under the 1940 Act, there are certain differences with respect to each Funds' investment policies and restrictions.

     For example, all investments by the Master Portfolio are in securities rated or subject to a guarantee rated in the highest rating category for short-term obligations by at least two NRSROs assigning a rating to the security or guarantee or the issuer of the security or guarantee or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the investment adviser) and are determined by the investment adviser to present minimal credit risks. In comparison, investments by the Money Fund may be rated in the two highest short-term rating categories.

     Although both Funds invest in bank obligations, only the Master Portfolio has a concentration policy pursuant to which it may invest at least 25% of its investable assets, and may invest up to 100% of its assets, in such obligations. This concentration policy is fundamental and may not be changed without the approval of the investors of the Master Portfolio. The Money Fund has no similar concentration policy and therefore will not invest as much of its assets in bank obligations as the Master Portfolio. The Master Portfolio and the

Money Fund limit their investments in U.S. bank obligations to banks having total assets in excess of $1 billion and $2 billion, respectively.

     In addition, while the Master Portfolio may invest in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of U.S. banks, and U.S. and foreign branches of foreign banks), the Money Fund limits its investment to obligations of foreign branches of U.S. banks and U.S. branches of foreign banks and may not invest in foreign branches of foreign banks. The Money Fund, unlike the Institutional Fund, has a fundamental investment limitation that it may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of the Money Fund's total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. Furthermore, the Money Fund, unlike the Institutional Fund, has a fundamental policy that it may not purchase foreign securities; except the Money Fund may purchase obligations issued by domestic branches of foreign banks and foreign branches of U.S. banks subject to the limitations in the preceding sentence. The Master Portfolio, unlike the Money Fund, may also invest in non-U.S. government obligations of or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

     The Master Portfolio, unlike the Money Fund, may invest in asset backed securities such as Certificates for Automobile Receivables and Credit Card Receivable Securities. The Money Fund, unlike the Master Portfolio, may enter into a reverse repurchase agreement under which it agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price.

     To increase return on their portfolio securities, both Funds may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The value of the securities loaned by the Master Portfolio and Money Fund will not exceed 33 1/3% and 30%, respectively, of the value of their total assets. The Money Fund and the Master Portfolio may also borrow money for temporary or emergency purposes in an amount up to 10% and 33 1/3%, respectively, of the value of their total assets.

     The Money Fund, unlike the Institutional Fund, may invest in securities issued by other investment companies which invest in high-quality short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Further, only the Money Fund may purchase eligible securities on a "when-issued" basis and purchase or sell such securities on a "forward commitment" basis. Both Funds may invest up to 10% of their respective net assets in securities that are illiquid.

     Organization. Excelsior Trust is organized as a Delaware business trust, and Excelsior Company is organized as a Maryland corporation. Both Excelsior Trust and Excelsior Company are registered as open-end management investment companies under the 1940 Act.

     Excelsior Company was organized as a Maryland corporation on August 2, 1984. It is subject to the provisions of its Charter and By-Laws. Excelsior Trust was organized as a Delaware business trust on October 25, 1993 and is subject to the provisions of its Declaration of Trust and By-Laws. Excelsior Company's Charter authorizes the Board of Directors to issue up to 35 billion full and fractional shares of capital stock ($0.001 par value per share) and to classify and reclassify any authorized and unissued shares into one or more classes and series of shares. Currently, Excelsior Company has 18 investment portfolios. Excelsior Trust's Charter authorizes an unlimited number of shares of beneficial interest ($0.00001 par value) which may be issued in separate series. Excelsior Trust's Declaration of Trust authorizes the Board of Trustees to classify shares into one or more series.

     Money Fund shareholders do not have cumulative voting rights with respect to the election of Directors and Institutional Fund shareholders do not have cumulative voting rights with respect to the election of Trustees. Additionally, Money Fund and Institutional Fund shareholders will vote in the aggregate and not by class or series, except as required by law or when the matter to be voted upon affects only interestholders of a particular class.

     Although the rights of shareholders of a Maryland corporation vary in certain respects from the rights of shareholders of a Delaware business trust, the attributes of a share of common stock in Excelsior Company are comparable to those of a share of beneficial interest in Excelsior Trust. Shares of both Excelsior Trust and Excelsior Company: (i) are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held; (ii) represent an equal proportionate interest in the particular Fund with other shares of the same class; and (iii) are entitled to participate equally with other shares of the same class in the dividends and distributions out of the income earned on the assets belonging to such Fund as are declared at the discretion of the Boards of Excelsior Trust and Excelsior Company.

     It should be noted that under Maryland law, Money Fund shareholders have no personal liability for Excelsior Company's acts or obligations. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware. The courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of Excelsior Trust.

     The foregoing is only a summary. Shareholders may obtain copies of the Declaration of Trust and By-laws of Excelsior Trust and the Charter and By-laws of Excelsior Company upon written request at the addresses shown on the cover page of this Combined Prospectus/Proxy Statement. Additional information concerning the attributes of the shares issued by Excelsior Company and Excelsior Trust is included in their respective prospectuses, which are incorporated herein by reference.

     The Investment Advisers. Excelsior Trust seeks to achieve the investment objective of the Institutional Fund by investing all of the investable assets of the Institutional Fund in the Master Portfolio. Citibank, N.A. is the investment adviser to the Master Portfolio. Therefore, Excelsior Trust relies primarily on the investment advice which Citibank N.A. provides to the Master Portfolio.

     United States Trust Company of New York and U.S. Trust Company (together, "U.S. Trust") serve as joint investment advisers for the Money Fund.

  Comparative data regarding the investment advisory fees and fee rates (as a percentage of average daily net assets) paid to the investment advisers of the Institutional Fund and Money Fund as of March 31, 1999 are as follows:

                           Contractual Annual
                             Advisory Fee as a         Advisory Fees Paid as a
                          Percentage of Average        Percentage of Average
         Fund               Daily Net Assets             Daily Net Assets          Advisory Fees Paid
         ----               ----------------             ----------------          ------------------
Institutional Fund              0.15%                        0.10%                     $173,063

                                                         [0.5% Waived]             [$85,270 Waived]

Money Fund                      0.25%                        0.20%                     $1,475,748


                                                         [0.5% Waived]             [$358,360 Waived]

     Other Service Providers. Institutional Fund and Money Fund have similar service providers. Upon completion of the reorganization, the Money Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar.

                                      Institutional Fund                         Money Fund
Co-Administrators            U.S. Trust Company of Connecticut      U.S. Trust Company of Connecticut
-----------------
                             Chase Global Financial Services        Chase Global Financial Services
                             Company                                Company

                             Federated Administrative Services      Federated Administrative Services

                             Signature Financial Group              N/A
                             (Cayman) Ltd. (Master Portfolio
                             only)

Sub-Administrator            Citibank                               N/A
-----------------

Distributor                  Edgewood Financial Services            Edgewood Financial Services
-----------

                                    Institutional Fund                        Money Fund
Transfer Agent               Chase Global Financial Services        U.S. Trust Company of New York
--------------
                             State Street Canada, Inc. (Master      N/A
                             Portfolio only)

Sub-Transfer Agent           N/A                                    Chase Global Financial Services
------------------                                                  Company


Custodian                    U.S. Trust Company of New York         The Chase Manhattan Bank
---------
                             State Street Bank and Trust Company
                             (Master Portfolio only)                N/A


Independent Accountants      PricewaterhouseCoopers LLP             Ernst & Young LLP
-----------------------

     The Co-Administrators. Excelsior Trust has retained the services of U.S. Trust Company of Connecticut, Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("FAS") (collectively, the "Excelsior Trust Administrators") as co-administrators. The Master Portfolio has retained the services of Signature Financial Group (Cayman) Ltd. ("SFG") as administrator.

     Pursuant to an Administration Agreement and an Administrative Services Agreement, respectively, Excelsior Trust Administrators and SFG provide Excelsior Trust and the Master Portfolio, respectively, with general office facilities, equipment and clerical personnel and supervise the overall administration of Excelsior Trust and the Master Portfolio, respectively. As compensation for providing these services and facilities to Excelsior Trust and the Master Portfolio: Excelsior Trust Administrators are jointly entitled to an annual fee from the Institutional Fund, computed daily and paid monthly, at the maximum annual rate of 0.10% of the Institutional Fund's average daily net assets; and SFG is entitled to fees from the Master Portfolio, accrued daily and paid monthly, of 0.05% of the assets of the Master Portfolio on an annualized basis for the Master Portfolio's then-current fiscal year.

     Pursuant to a Sub-Administrative Services Agreement, Citibank N.A. performs such sub-administrative duties for the Master Portfolio as are from time to time agreed upon by Citibank N.A. and SFG. For its services as sub-administrator, Citibank N.A. receives such compensation as from time to time is agreed upon by SFG and Citibank N.A., but not more than 0.05% per annum of the average daily net assets of the Master Portfolio. All such compensation is paid by SFG.

     The Master Portfolio has an Administrative Services Plan which provides that the Master Portfolio may obtain the services of an administrator, a transfer agent, a custodian and a fund accountant, and may enter into agreements providing for the payment of fees for such services. Under the Master Portfolio's Administrative Services Plan, fees paid to the Master Portfolio's administrator may not exceed 0.05% of the Master Portfolio's average daily net assets on an annualized basis for the Master Portfolio's then-current fiscal year.

     Administrative services are provided to the Money Fund by CGFSC, FAS and U.S. Trust Company of Connecticut (collectively, the "Excelsior Company Administrators"). The Excelsior Company Administrators also provide administrative services to the other investment portfolios of Excelsior Company and to all of the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust which are also advised by U.S. Trust and its affiliates and distributed by the Edgewood Financial Services. For services provided to all of the investment portfolios of Excelsior Company, Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust (except for the international portfolios of Excelsior Company and Excelsior Institutional Trust), the Excelsior Company Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Company and Excelsior Institutional Trust) as follows:

                  Combined Aggregate Average Daily Net Assets
          of Excelsior Company, Excelsior Tax-Exempt Funds, Inc. and
                   Excelsior Institutional Trust (excluding
               the international portfolios of Excelsior Company
                      and Excelsior Institutional Trust)
                      ----------------------------------

                                                        Annual Fee
                                                        ----------

First $200 million..................................      0.200%
Next $200 million...................................      0.175%
Over $400 million...................................      0.150%

     Administration fees payable to the Excelsior Company Administrators by each portfolio of Excelsior Company, Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination.

     Comparative data regarding the administration fees and fee rates (as a percentage of average daily net assets) paid to the co-administrators to the Institutional Fund and Money Fund as of March 31, 1999 are as follows:

                                                  Administration Fees Paid
                           Administration           as a Percentage of
        Fund                 Fees Paid            Average Daily Net Assets
        ----               --------------         ------------------------
Institutional Fund            $   55,938                   0.03%

                             [$116,284 Waived]         [0.07% Waived]

Money Fund                      $1,122,463                 0.153%

                               [$11 Waived]            [0.00% Waived]

     Administrative Servicing Fee. The Institutional Fund and Money Fund may enter into agreements with certain institutions which hold of record Shares of the Funds for their customers (a "Shareholder Organization"). As a consideration for these services, the Institutional Fund and the Money Fund will pay the Shareholder Organization an administrative service fee up to an annual rate of 0.40% and 0.15% respectively, of the average daily net asset value of their shares held by the Shareholder Organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving fund in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Excelsior Trust Administrators for the Institutional Fund and U.S. Trust and the Excelsior Company Administrators for the Money Fund have voluntarily agreed to waive fees payable by the particular Fund in an aggregate amount equal to administrative service fees payable by the particular Fund.

     The administrative service fees paid by the Institutional Fund and Money Fund for the period ended March 31, 1999 are as follows:

                                        Percentage of Average                  Fee Paid to
                Fund                       Daily Net Assets               Service Organizations
                ----                    ---------------------             ---------------------
            Institutional                       0.01%                           $ 11,282

               Money*                           0.05%                           $358,371

* No Institutional Shares of the Fund were outstanding as of March 31, 1999. Rate and fees shown reflect administrative services fee on Shares.

     Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing. The procedures for purchasing, redeeming and exchanging shares of the Institutional Fund and the Money Fund are generally similar. For a detailed comparison of shareholder transactions and services, see Appendix B.

     Performance. The average annual total return for the periods ended March 31, 1999 for the Institutional Fund and Money Fund were as follows:

                                  One Year           Five Years          Ten Years       Since Inception
                               ---------------     --------------     ----------------  ------------------
Institutional Money Fund             5.40%              5.52%               N/A                5.37%
(inception 11/8/93)

Money Fund*                          5.01%              5.06%              5.67%               5.86%
(inception 5/3/85)

* No Institutional Shares of the Money Fund were outstanding on March 31, 1999. Performance of the Money Fund reflects the performance of Shares of the Money Fund. The Fund's Institutional Shares and Shares would have substantially similar annual returns because both share classes are invested in the same portfolio of securities. Annual returns will differ only to the extent that Institutional Shares and Shares do not have the same expenses. In reviewing this performance information, however, you should be aware that Shares have a 0.40% (annualized) Administrative Servicing Fee, while Institutional Shares have a 0.15% (annualized) Administrative Servicing Fee. If the expenses of the Institutional Shares were reflected, performance would be higher.

                    INFORMATION RELATING TO VOTING MATTERS

          General Information. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of Excelsior Trust for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Excelsior Trust's officers and service contractors may also solicit proxies by telephone, telegraph or personal interview. Although not anticipated, Excelsior Trust may retain the services of one or more outside organizations to aid in the solicitation of proxies. Such organizations normally charge a fee plus out-of-pocket charges.

          Only shareholders of record at the close of business on September 10, 1999 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted ___________ shares of the Institutional Fund. Each share or fraction thereof is entitled to one vote or fraction thereof.

          If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Excelsior Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

          Shareholder and Board Approval. The Agreement and Plan of Reorganization and the transactions contemplated therein are being submitted for approval at the Meeting by the holders of a majority of the outstanding shares of the Institutional Fund in accordance with the terms of the Agreement and Plan of Reorganization and the Trust Instrument. The term "majority of the outstanding shares" of Excelsior Trust means the lesser of (a) 67% or more of the shares present in person or represented by proxy at the Meeting, provided that shareholders of more than 50% of the outstanding shares of record are present in person or represented by proxy or (b) more than 50% of the outstanding shares of record.

     The vote of the shareholders of Excelsior Company is not being solicited, because their approval or consent is not required for the reorganization.

     The approval of the Agreement and Plan of Reorganization by the Board of Trustees of Excelsior Trust is discussed above under "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Board Consideration."

     On September 10, 1999, U.S. Trust and its affiliates held of record __% and __% of the Institutional Fund and the Money Fund, respectively, as agent or custodian for their customers. In addition, on that date, U.S. Trust and its affiliates held investment and/or voting power with respect to __% of the outstanding shares of the Institutional Fund on behalf of their customers.

     At September 10,1999, the name, address and share ownership of each person who owned beneficially or of record 5% or more of the outstanding shares of the Institutional Fund and the Money Fund are listed in the following table. The table also shows the percentage of each Fund that would be owned by these persons upon the consummation of the reorganization based on their holdings at that date.

                                       PERCENTAGE        PERCENTAGE OF OWNERSHIP
                                      OF OWNERSHIP      OF THE MONEY FUND AFTER
    FUND        NAME AND ADDRESS        OF FUND             REORGANIZATION
    ----        ----------------        -------             --------------
Institutional

Money

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company.

     At the record date for the Meeting, the Directors and officers of Excelsior Company, and the Trustees and officers of Excelsior Trust, as a group owned beneficially less than 1% of the outstanding shares of the Institutional Fund and the Money Fund.

     Quorum. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Agreement and Plan of Reorganization are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote the proxies FOR adjournment. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Agreement and Plan of Reorganization in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. Under the Declaration of Trust of Excelsior Trust, a quorum is constituted with respect to Excelsior Trust by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of Excelsior Trust entitled to vote at the meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting and will be the equivalent of voting against approval of the Agreement and Plan of Reorganization.

     Annual Meetings. Neither Excelsior Trust nor Excelsior Company presently intends to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Under certain circumstances, Excelsior Trust will call a special meeting of shareholders of the Institutional Fund upon the written request of shareholders owning at least ten percent of the Outstanding Shares of the Institutional Fund entitled to vote at such meeting, provided, that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to Excelsior Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. Similarly, Excelsior Company will call a special meeting of shareholders of the Money Fund upon the written request of shareholder owning at least twenty-five percent of the Money Fund entitled to vote at such meeting.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

     Information about the Money Fund is included in the Prospectus dated August 1, 1999, which accompanies this Combined Proxy Statement/Prospectus and is incorporated by reference herein. Additional information about the Money Fund is included in the Statement of Additional Information dated August 1, 1999, which has been filed with the SEC and is incorporated by reference herein. Information about the Institutional Fund is included in the Prospectus and Statement of Additional Information dated December 24, 1998, which have been filed with the SEC and are incorporated by reference herein. Copies of the Prospectuses and Statements of Additional Information for Excelsior Trust and Excelsior Company may be obtained without charge by writing or calling the respective addresses and telephone numbers set forth on the first page of this Proxy/Prospectus. Excelsior Trust and Excelsior Company are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at
450 Fifth Street, N.W., Washington, D.C.  20549.   In addition, these materials
can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                             FINANCIAL INFORMATION

     The audited financial statements and financial highlights of the Institutional Fund as of August 31, 1998, are included in the Statement of Additional Information to this Proxy/Prospectus and are incorporated by reference herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, to the extent indicated on their report. The unaudited financial statements and financial highlights for shares of the Institutional Fund for the semi-annual period ended February 28, 1999 are included in the Statement of Additional Information related to this Combined Proxy/Prospectus and are incorporated by reference herein.

     The audited financial statements and financial highlights for shares of the Money Fund for the year ended March 31, 1999 have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their report thereon, are included in the Statement of Additional Information to this Proxy/Prospectus and are incorporated by reference herein.

                                OTHER BUSINESS

     Excelsior Trust's Board of Trustees knows of no other business to be brought before the Meeting with respect to the Institutional Fund. However, if any other matters come before the Meeting, it is the intention of the Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                  LITIGATION

     Neither Excelsior Trust nor Excelsior Company is involved in any litigation that would have any material adverse financial effect upon either the Institutional Fund or Money Fund.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Excelsior Trust or Excelsior Company in writing at the address(es), or by phone at the phone number(s), on the cover page of this Combined Proxy Statement/Prospectus.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                  APPENDIX A

                     AGREEMENT AND PLAN OF REORGANIZATION

                             AGREEMENT AND PLAN OF
                                REORGANIZATION
                                BY AND BETWEEN
                             EXCELSIOR FUNDS, INC.
                                      AND
                                EXCELSIOR FUNDS



                          DATED AS OF _________, 1999

                               TABLE OF CONTENTS
                               _________________

                                                                                                         Page
                                                                                                         ----
1.  Transfer of Assets of the Institutional Money Fund................................................      1
2.  Liquidating Distributions of Excelsior Funds......................................................      4
3.  Termination of Excelsior Funds....................................................................      5
4.  Valuation Time....................................................................................      6
5.  Certain Representations, Warranties and Agreements of Excelsior Funds.............................      6
6.  Certain Representations, Warranties and Agreements of Excelsior Funds, Inc........................     11
7.  Shareholder Action on Behalf of the Institutional Money Fund......................................     14
8.  N-14 Registration Statement.......................................................................     15
9.  Effective Time of the Reorganization..............................................................     15
10. Excelsior Funds, Inc. Conditions..................................................................     16
11. Excelsior Funds Conditions........................................................................     19
12. Tax Documents.....................................................................................     22
13. Further Assurances................................................................................     22
14. Termination of Representations and Warranties.....................................................     23
15. Termination of Agreement..........................................................................     23
16. Amendment and Waiver..............................................................................     24
17. Governing Law.....................................................................................     24
18. Successors and Assigns............................................................................     24

19. Beneficiaries.....................................................................................     24
20. Excelsior Funds, Inc. Liability...................................................................     25
21. Excelsior Funds Liability.........................................................................     25
22. Notices...........................................................................................     26
23. Expenses..........................................................................................     27
24. Entire Agreement..................................................................................     27
25. Counterparts......................................................................................     27

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made as of the ___ day of _________, 1999 by and between Excelsior Funds, Inc., a corporation organized under the laws of the State of Maryland on August 2, 1984, and Excelsior Funds, a business trust organized under the laws of the State of Delaware on October 25, 1993.

     WHEREAS, each of Excelsior Funds, Inc. and Excelsior Funds is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the parties desire that all of the assets and liabilities of the Institutional Money Fund, an investment portfolio offered by Excelsior Funds, be transferred to, and be acquired and assumed by, the Money Fund, an investment portfolio offered by Excelsior Funds, Inc., as stated herein, in exchange for Institutional Class Shares (Class A-Special Series 1 Common Stock) of the Money Fund which shall thereafter be distributed by Excelsior Funds to the holders of shares of the Institutional Money Fund in connection with the liquidation of the Institutional Money Fund as described in this Agreement (the "Reorganization").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions thereof, the parties hereto, intending to be legally bound, agree as follows:

     1.   Transfer of Assets of the Institutional Money Fund.
          --------------------------------------------------

          (a) At the Effective Time of the Reorganization (as defined below), all property of every description, and all interests, rights, privileges and powers of the Institutional Money Fund other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Section 2 hereof (such assets are herein referred to as the "Institutional Money Fund Assets") shall be transferred and conveyed by the Institutional Money Fund to

Excelsior Funds, Inc., on behalf of the Money Fund, and shall be accepted by Excelsior Funds, Inc., on behalf of the Money Fund, and Excelsior Funds, Inc. on behalf of the Money Fund, shall assume all liabilities whether accrued, absolute, contingent or otherwise, of the Institutional Money Fund (such liabilities are herein referred to as the "Institutional Money Fund Liabilities") as more particularly set forth in the following paragraph, such that at and after the Effective Time of the Reorganization: (i) all assets of the Institutional Money Fund shall become and be the assets of the Money Fund; and (ii) all liabilities of the Institutional Money Fund shall attach to the Money Fund as aforesaid and may thenceforth be enforced against the Money Fund to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, it is understood that the Institutional Money Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including interest receivables) owned by the Institutional Money Fund, and any deferred or prepaid expenses shown as an asset on the Institutional Money Fund's books, at the Effective Time of the Reorganization, and all good will, all other intangible property and all books and records belonging to the Institutional Money Fund. It is further understood that Institutional Money Fund Liabilities shall include all obligations of Excelsior Funds to indemnify the trustees of Excelsior Funds acting in their capacity as such with respect to any claims alleging any breach of fiduciary duty with respect to the transactions contemplated by this Agreement or otherwise to the fullest extent permitted by law and Excelsior Fund's Declaration of Trust as in effect on the date hereof. It is further understood that recourse for the Institutional Money Fund Liabilities assumed by the Money Fund shall, at and after the Effective Time of the Reorganization, be limited to the assets of the Money Fund.

          (b) In exchange for the transfer of the Institutional Money Fund Assets and the assumption of the Institutional Money Fund Liabilities, Excelsior Funds, Inc. shall simultaneously issue at the Effective Time of the Reorganization to the Institutional Money Fund a number of full and fractional Institutional Class Shares of the Money Fund (to the third decimal place) all determined and adjusted as provided in this Section 1. The number of Institutional Class Shares of the Money Fund so issued will be equal in number to the number of full and fractional shares representing interests in the Institutional Money Fund outstanding immediately prior to the Effective Time of the Reorganization, provided that at the Effective Time of the Reorganization the price per share of the Institutional Money Fund and the price per Institutional share of the Money Fund for purposes of sales and redemptions is $1.00 based on the amortized cost valuations that have been adopted by Excelsior Funds, Inc. and Excelsior Funds.

          (c) The net asset value of the Institutional Class Shares of the Money Fund and the net asset value of shares of the Institutional Money Fund shall be determined as of the Valuation Time specified in Section 4. The net asset value of the Institutional Class Shares of the Money Fund shall be computed in the manner set forth in the Money Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of shares of the Institutional Money Fund shall be computed in the manner set forth in the Institutional Money Fund's then current prospectus under the 1933 Act. In determining the value of the securities transferred by the Institutional Money Fund to the Money Fund, each security shall be priced in accordance with the policies and procedures of Excelsior Funds, as described in its then current prospectus for the Institutional Money Fund. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Excelsior Funds, provided that such determination shall be subject to the approval of Excelsior Funds, Inc.

          (d) In addition to the computations made pursuant to Sections 1(a), 1(b), 1(c) and 4, the net asset values of shares of the Institutional Money Fund and the Institutional Shares of the Money Fund will be computed as of the Valuation Time by marking to market the portfolio's assets. If the per share net asset value of shares of the Institutional Money Fund exceeds the per share net asset value of Institutional Shares of the Money Fund at the Valuation Time (as set forth in Section 4) by $.0010 or more as computed by using the market values of such portfolio's assets, Excelsior Fund's Board of Trustees will have the right to postpone the Valuation Time and the Effective Time of the Reorganization (as defined in Section 9) until such time as the per share difference is less than $.0010. If the per share net asset value of Institutional Shares of the Money Fund exceeds the per share net asset value of shares of the Institutional Money Fund at the Valuation Time (as set forth in Section 4) by $0.0010 or more as computed by using the market values of such portfolio's assets, Excelsior Funds, Inc.'s Board of Directors will have the right to postpone the Valuation Time and the Effective Time of the Reorganization (as defined in Section 9) until such time as the per share difference is less than $0.0010.

     2. Liquidating Distributions of Excelsior Funds. At the Effective Time of the Reorganization, the Institutional Money Fund shall distribute in complete liquidation pro rata to the recordholders of shares of the Institutional Money Fund at the Effective Time of the Reorganization the Institutional Class Shares of the Money Fund received by the Institutional Money Fund pursuant to Section
1. In addition, each shareholder of record of the Institutional Money Fund shall have the right to receive any unpaid dividends or other distributions, which were declared before the Effective Time of the Reorganization with respect to the shares of the Institutional Money Fund that are held by the shareholder at the Effective Time of the Reorganization. In accordance with instructions it receives from Excelsior Funds, Excelsior Funds, Inc. shall record on its books the ownership of the Institutional Class Shares of the Money Fund by the recordholders of the shares of the Institutional Money Fund. All of the issued and outstanding shares of the Institutional Money Fund shall be cancelled on the books of Excelsior Funds at the Effective Time of the Reorganization and shall thereafter represent only the right to receive Institutional Class Shares of the Money Fund, and the Institutional Money Fund's transfer books shall be closed permanently.

     3.   Termination of Excelsior Funds.  At the Effective Time of the
          ------------------------------
Reorganization, Excelsior Funds shall be terminated pursuant to Article X,
Section 5 of its Declaration of Trust, such that (a) the affairs of Excelsior Funds shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of Excelsior Funds shall execute and lodge among the records of Excelsior Funds an instrument in writing setting forth the fact of such termination. Immediately after the Effective Time of the Reorganization, Excelsior Funds shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company. As a result of the termination of Excelsior Funds as aforesaid, at and after the Effective Time of the Reorganization: (a) the Institutional Money Fund Assets of the Institutional Money Fund shall become and be the assets of the Money Fund to which they have been transferred; and (b) all liabilities of the Institutional Money Fund shall become the liabilities of the Money Fund and may thenceforth be enforced against the Money Fund to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, it is understood that the Institutional Money Fund Assets shall include all good will and all other intangible property and all books and records belonging to Excelsior Funds on behalf of the Institutional Money Fund. It is further understood that recourse for the liabilities of the Institutional Money Fund shall, at and after the Effective Time of the Reorganization, be limited to the Institutional Money Fund which has expressly assumed such liabilities under this Agreement.

     4.   Valuation Time.  Subject to Section 1(d) hereof, the Valuation Time
          --------------
shall be 4:00 p.m., Eastern Time, on ________, 1999, or such earlier or later date and time as may be mutually agreed by an officer of each of the parties and set forth in writing signed by such officers.

     5.  Certain Representations, Warranties and Agreements of Excelsior Funds.
         ---------------------------------------------------------------------
Excelsior Funds, on behalf of itself and the Institutional Money Fund, represents and warrants to, and agrees with, Excelsior Funds, Inc. as follows:

          (a) It is a Delaware business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the State of Delaware. It is registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

          (b) It has power to own all of its properties and assets and, subject to the approval of shareholders referred to in Section 7, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by Excelsior Funds, and represents Excelsior Fund's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Sections 1(a), 20 and 21 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate Excelsior Fund's Declaration of Trust or By-laws or any agreement or arrangement to which it is a party or by which its properties or assets are bound.

          (d) The Institutional Money Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending on the date on which the Effective Time of the Reorganization occurs.

          (e) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Institutional Money Fund Assets due or properly shown to be due on any return filed by the Institutional Money Fund with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Institutional Money Fund Assets.

          (f) The financial statements of the Institutional Money Fund for its fiscal year ended August 31, 1999, examined by PricewaterhouseCoopers LLP, copies of which have been previously furnished to Excelsior Funds, Inc., present fairly the financial position of the Institutional Money Fund as of the date indicated and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles.

          (g) Prior to the Valuation Time, the Institutional Money Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ended on or before [December 31, 1999] and for the period from said date to and including the

               Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before [December 31, 1999] and in the period from said date to and including the Effective Time of the Reorganization.

          (h) At both the Valuation Time and the Effective Time of the Reorganization, there shall be no liabilities of the Institutional Money Fund, whether accrued, absolute, contingent or otherwise, not reflected in the aggregate net asset value per share of Share of the Institutional Money Fund.

          (i) There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against Excelsior Funds or the Institutional Money Fund which could result in liability on the part of Excelsior Funds or the Institutional Money Fund.

          (j) Subject to the approvals of shareholders referred to in Section 7, at both the Valuation Time and the Effective Time of the Reorganization, it shall have full right, power and authority to sell, assign, transfer and deliver the Institutional Money Fund Assets and, upon delivery and payment for the Institutional Money Fund Assets as contemplated herein, the Money Fund shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Excelsior Funds of the trans-actions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws.

          (l) The registration statement filed by Excelsior Funds, Inc. on Form N-14 relating to the shares of the Money Fund that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include or incorporate by reference the proxy statement of Excelsior Funds and the prospectuses of Excelsior Funds and Excelsior Funds, Inc. with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement") on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 7 and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (m) All of the issued and outstanding shares of the Institutional Money Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of the Institutional Money Fund has any statutory or contractual preemptive right of subscription or purchase in respect of such shares.

          (n) It shall not sell or otherwise dispose of any shares of the Money Fund to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

     6.   Certain Representations, Warranties and Agreements of Excelsior Funds,
          ----------------------------------------------------------------------
Inc. Excelsior Funds, Inc., on behalf of itself and the Money Fund, represents
----
and warrants to, and agrees with, Excelsior Funds as follows:

          (a) It is a corporation duly organized under the laws of the State of Maryland on August 2, 1984, and is validly existing and in good standing under the laws of the State of Maryland. It is registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

          (b) It has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by Excelsior Funds, Inc., and represents Excelsior Funds, Inc.'s valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Sections 1(a), 20 and 21 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate Excelsior Funds, Inc.'s Articles of Incorporation or By-laws or any agreement or arrangement to which it is a party or by which it is bound.

          (d) The Money Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company.

          (e) The financial statements of each Money Fund for its fiscal year ended March 31, 1999, examined by Ernst & Young LLP, copies of which have been previously furnished to Excelsior Funds, present fairly the financial position of the Money Fund as of the date indicated and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles.

          (f) At both the Valuation Time and the Effective Time of the Reorganization, there shall be no liabilities of the Money Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its Institutional Class Shares of the Money Fund issued pursuant to this Agreement.

          (g) There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against Excelsior Funds, Inc. or the Money Fund which could result in liability on the part of Excelsior Funds, Inc. or the Money Fund.

          (h) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Excelsior Funds, Inc. of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws.

          (i) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 7 and at the Effective Time of the
               Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) The Institutional Class Shares of the Money Fund to be issued and delivered to the Institutional Money Fund for the account of recordholders of shares and of the Institutional Money Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable, and no shareholder of Excelsior Funds, Inc. shall have any statutory or contractual preemptive right of subscription or purchase in respect thereto.

          (k) For the period beginning at the Effective Time of the Reorganization and ending 36 months thereafter, Excelsior Funds, Inc. shall provide for a liability policy for the officers and trustees of Excelsior Funds covering their actions as officers and trustees of Excelsior Funds during the period they served as such, either (i) by causing the directors and officers liability policy carried by Excelsior Funds with Gulf Insurance Company on the date hereof to be continued in full force and effect at the current coverage and deductible amounts or (ii) by adding the trustees and officers of Excelsior Funds as named insureds to the directors and officers liability policy carried by Excelsior Funds, Inc. for its own directors and officers, which policy shall be on terms and conditions that, in the determination of the Board of Directors of Excelsior Funds, Inc., are no less favorable than those considered to be standard by a majority of participants in the industry.

     7.   Shareholder Action on Behalf of the Institutional Money Fund. As soon
          ------------------------------------------------------------
as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Trustees of Excelsior Funds shall call, and Excelsior Funds shall hold, a meeting of the shareholders of the Institutional Money Fund for the purpose of considering and voting upon:

          (a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

               (i) The transfer of the Institutional Money Fund Assets belonging to the Institutional Money Fund to the Money Fund, and the assumption by the Money Fund of the Institutional Money Fund Liabilities, in exchange for Institutional Class Shares of the Money Fund.

               (ii) The liquidation of the Institutional Money Fund through the distribution to its recordholders of the Institutional Class Shares of the Money Fund as described in this Agreement.

          (b) Such other matters as may be determined by the Boards of Trustees or Directors (as applicable) of the parties.

     8.   N-14 Registration Statement.  Excelsior Funds, Inc. shall file the
          ---------------------------
N-14 Registration Statement. Excelsior Funds, Inc. and Excelsior Funds have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-14 Registration Statement.

     9.   Effective Time of the Reorganization.  Delivery of the Institutional
          ------------------------------------
Money Fund Assets and the shares of the Money Fund to be issued pursuant to
Section 1 and the liquidation of the Institutional Money Fund pursuant to
Section 2 shall occur at the opening of business on the next business day following the Valuation Time, or on such other date, and at such place and time and date, agreed to by an officer of each of the parties. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Institutional Money Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, Excelsior Funds shall cause such Institutional Money Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     10.  Excelsior Funds, Inc. Conditions.  The obligations of Excelsior Funds,
          --------------------------------
Inc. hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of Excelsior Funds (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of the Institutional Money Fund of Excelsior Funds, both in the manner required by law.

          (b) Excelsior Funds shall have duly executed and delivered to Excelsior Funds, Inc. such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Excelsior Funds, Inc. may deem necessary or desirable to transfer all of the Institutional Money Fund's right, title and interest in and to the Institutional Money Fund Assets. The Institutional Money Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (c) All representations and warranties of Excelsior Funds made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial position of the Institutional Money Fund since the date of the financial statements referred to in Section 5(f) other than those changes incurred in the ordinary course of business as an investment company since the date of the financial statement referred to in Section 5(f), including changes due to net redemptions. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. Excelsior Funds, Inc. shall have received a certificate from the President or Vice President of Excelsior Funds stating that each of the conditions set forth in Section 10(a) and in this Section 10(c) have been met.

(d) Excelsior Funds, Inc. shall have received an opinion of Drinker Biddle & Reath LLP, addressed to Excelsior Funds, Inc. in a form reasonably satisfactory to it and dated the Effective Time of the Reorganization, substantially to the effect that: (i) Excelsior Funds is a Delaware business trust duly organized and validly existing under the laws of the State of Delaware; (ii) the shares of the Institutional Money Fund outstanding at the Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by the Institutional Money Fund (except that shareholders of the Institutional Money Fund may under certain circumstances be held personally liable for its obligations), and to such counsel's knowledge, no shareholder of Excelsior Funds has any option, warrant or statutory or con-tractual preemptive right to subscription or purchase in respect thereof;
     (iii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by Excelsior Funds and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Institutional Money Fund and its assets, including but not limited to Sections 1(a), 20 and 21 of this Agreement; or with respect to the provisions of Section 1(a) pertaining to the indemnification of the Excelsior Funds trustees; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-laws of Excelsior Funds or any material agreement to such counsel to which Excelsior Funds is a party or by which Excelsior Funds is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Excelsior Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under state securities laws.

          Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Excelsior Funds, Inc.

     (e) The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Excelsior Funds, Inc., contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

     (f) The President or Vice President of Excelsior Funds shall have certified that Excelsior Funds has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

 11. Excelsior Funds Conditions. The obligations of Excelsior Funds hereunder shall be subject to the following conditions precedent:

     (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of Excelsior Funds, Inc. (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of the Institutional Money Fund of Excelsior Funds, both in the manner required by law.

     (b) All representations and warranties of Excelsior Funds, Inc. made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial position of the Money Fund since the date of the financial statements referred to in Section 6(e) other than those changes incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 6(e) including changes due to net redemptions. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. Excelsior Funds shall have received a certificate from the President or Vice President of Excelsior Funds, Inc. stating that each of the conditions set forth in
          Section 11(a) and this Section 11(b) have been met.

     (c) Excelsior Funds shall have received an opinion of Drinker Biddle & Reath LLP, addressed to Excelsior Funds in a form reasonably satisfactory to it and dated the Effective Time of the Reorganization, substantially to the effect that: (i) Excelsior Funds, Inc. is a Maryland corporation duly incorporated and validly existing and in good standing under the laws of the State of Maryland; (ii) the shares of the Money Fund to be delivered to the Institutional Money Fund as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Money Fund and to such counsel's knowledge, no shareholder of Excelsior Funds, Inc. has any option, warrant or statutory or contractual preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by Excelsior Funds, Inc. and represents its legal, valid and binding contract, enforceable against it in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Money Fund and its assets, including but not limited to Sections 1(a), 20 and 21 of this Agreement; or with respect to the provisions of Section 1(a) pertaining to the indemnification of the Excelsior Funds trustees; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Charter or By-laws of Excelsior Funds, Inc., or any material agreement to such counsel to which Excelsior Funds, Inc. is a party or by which Excelsior Funds, Inc. is bound; and (v) to such counsel's knowledge no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Excelsior Funds, Inc. of the transactions contemplated by this Agreement, except such as have been ob-tained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Excelsior Funds.

     (d) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or to the knowledge of Excelsior Funds, Inc., contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

     (e) The President or Vice President of Excelsior Funds, Inc. shall have certified that Excelsior Funds, Inc. has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

 12. Tax Documents.  Excelsior Funds shall deliver to Excelsior Funds,
     -------------
Inc. at the Effective Time of the Reorganization confirmations or other adequate evidence as to the adjusted tax basis of the Institutional Money Fund Assets delivered to the Money Fund in accordance with the terms of this Agreement.

 13. Further Assurances.  Subject to the terms and conditions herein provided,
     ------------------
each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to Excelsior Funds, Inc., each account, book, record or other document of Excelsior Funds required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

 14. Termination of Representations and Warranties.  The representations and
     ---------------------------------------------
warranties of the parties set forth in this Agreement shall terminate upon the delivery of the Institutional Money Fund Assets to the Money Fund and the issuance of the shares of the Money Fund at the Effective Time of the Reorganization.

 15. Termination of Agreement.  This Agreement may be terminated by a party at
     ------------------------
any time at or prior to the Effective Time of the Reorganization by a vote of a majority of its Board of Trustees or Directors, as applicable, as provided below:

     (a) By Excelsior Funds, Inc. if the conditions set forth in Section 10 are not satisfied as specified in said Section;

     (b) By Excelsior Funds if the conditions set forth in Section 11 are not satisfied as specified in said Section; or

     (c)  By mutual consent of both parties.

This Agreement may be terminated at any time by the mutual consent of the parties. If a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this

Agreement is terminated by mutual consent, this Agreement will become null and void insofar as it is so terminated without any liability of any party to the other parties.

     16.  Amendment and Waiver.  At any time prior to or (to the fullest extent
          --------------------
permitted by law) after approval of this Agreement by the shareholders of Excelsior Funds (a) the parties hereto may, by written agreement authorized by their respective Boards of Trustees or Directors, as applicable, and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) any party may waive any breach by any other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by an officer of the waiving party with or without the approval of such party's shareholders).

     17.  Governing Law. This Agreement and the transactions contemplated hereby
          -------------
shall be governed, construed and enforced in accordance with the laws of the State of Maryland, without giving effect to the conflicts of law principles otherwise applicable therein, except that the provisions of Section 21 shall be construed in accordance with Delaware law, without giving effect to the conflicts of law principles otherwise applicable therein.

     18.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the consent of all other parties.

     19.  Beneficiaries.  Nothing contained in this Agreement shall be deemed to
          -------------
create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

     20. Excelsior Funds, Inc. Liability. Each party specifically acknowledges
         -------------------------------
and agrees that all obligations of Excelsior Funds, Inc. under this Agreement are binding only with respect to the Money Fund; that any liability of Excelsior Funds, Inc. under this Agreement with respect to the Money Fund, or in connection with the transactions contemplated herein with respect to the Money Fund, shall be discharged only out of the assets of that Money Fund; and that no other portfolio of Excelsior Funds, Inc. shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     21. Excelsior Funds Liability.
         -------------------------
         (a) The names "Excelsior Funds" and "Trustees of Excelsior Funds" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated October 25, 1993, which is hereby referred to and a copy of which is on file at the principal office of Excelsior Funds. The obligations of Excelsior Funds entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Excelsior Funds personally, but bind only the trust property, and all persons dealing with any series of shares of Excelsior Funds must look solely to the trust property belonging to such series for the enforcement of any claims against Excelsior Funds.

         (b) Each party specifically acknowledges and agrees that all obligations of Excelsior Funds under this Agreement are binding only with respect to the In-stitutional Money Fund; and that any liability of Excelsior Funds under this Agreement with respect to the Institutional Money Fund, or in connection with the transactions contemplated herein with respect to the Institutional Money Fund, shall be discharged only out of the assets of the Institutional Money Fund and that no other portfolio of Excelsior Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     22.  Notices.  All notices required or permitted herein shall be in
          -------
writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

          If to Excelsior Funds, Inc.:

          Excelsior Funds, Inc.
          73 Tremont Street
          Boston, MA  02138


          With copies to:

          Michael P. Malloy, Esq.
          Drinker Biddle & Reath LLP
          One Logan Square
          18th & Cherry Streets
          Philadelphia, PA  19103
          Telecopier Number:  (215) 988-2757

          If to Excelsior Funds:

          Excelsior Funds
          73 Tremont Street
          Boston, MA  02138

          With copies to:

          Michael P. Malloy, Esq.
          Drinker Biddle & Reath LLP
          One Logan Square
          18/th/ & Cherry Streets
          Philadelphia, PA  19103
          Telecopier Number:  (215) 988-2757

     23.  Expenses. With regard to the expenses incurred by Excelsior Funds,
          --------
Inc. and Excelsior Funds in connection with this Agreement and the transactions contemplated hereby, U.S. Trust Company or an affiliate shall be responsible for the payment of all such expenses.

     24.  Entire Agreement.  This Agreement embodies the entire agreement and
          ----------------
understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     25.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                 EXCELSIOR FUNDS, INC.



                                 By: ___________________________
                                      Frederick S. Wonham
                                      President



                                 EXCELSIOR FUNDS



                                 By: ___________________________
                                      Frederick S. Wonham
                                      President



                                 U.S. Trust Company, hereby joins in this Agreement with respect to, and agrees to be bound by, Section 23.



                                 By: ___________________________
                                      Name:
                                      Title:

                                  APPENDIX B

                     SHAREHOLDER TRANSACTIONS AND SERVICES

          This Appendix compares the shareholder transactions and services of the Institutional Fund and the Money Fund. The following is qualified in its entirety by the more detailed information included in the prospectuses for the Institutional Fund and Money Fund which are incorporated by reference in this Combined Proxy/Prospectus. Unless otherwise indicated, terms used herein and not otherwise defined have the same meanings as are given to them is such prospectuses.

          The Institutional Fund offers one class of shares. The Money Fund offers two classes of shares, Shares and Institutional Shares. Institutional Fund shares and Institutional Shares of the Money Fund may be purchased directly only by Institutional Investors and may be sold to Customers of Shareholder Organizations.

A.   Sales Charges
     -------------

     Institutional Fund shares and Institutional Shares of the Money Fund are offered at net asset value, without a front-end sales charge.

B.    Purchase Policies
      -----------------

      The following chart compares the existing purchase policies of the Institutional Fund and the Money Fund.

                                   Institutional Fund - Shares                      Money Fund - Institutional Shares
                                   ---------------------------                      ---------------------------------
Minimum Initial                    $1,000 (except with respect to certain           No minimum.
Investment                         retirement plans available for
                                   investment by Institutional Investors
                                   and Customers of Shareholder
                                   Organizations).

Minimum Subsequent                 No minimum.                                      No minimum.
Investment

Purchase Methods                   Shares may be purchased by wire,                 Institutional Shares may be purchased
                                   telephone or mail.  Shares may be                by wire, telephone or mail.
                                   purchased through Shareholder
                                   Organizations that have entered into an
                                   agreement with Excelsior Trust.
                                   (Customers may agree with a Shareholder
                                   Organization to make a minimum purchase
                                   with respect to their accounts and may
                                   pay account fees to a Shareholder
                                   Organization for automatic investment
                                   and other cash management services.)
                                   The Fund reserves the right to reject
                                   any purchase order.  Certificates for
                                   Shares will not be issued.

C.    Pricing of Shares
      -----------------

      The Institutional Fund and the Money Fund calculate net asset value ("NAV") at different times during each Fund's Business Day as follows:

Institutional Fund                                             Money Fund
------------------                                             ----------
Time of Calculation:  3:00 p.m. (Eastern time)                 Time of calculation:  1:00 p.m. (Eastern time)
                                                                                             AND
                                                                               Close of regular trading hours,
                                                                               currently 4:00 p.m. (Eastern
                                                                               time), on the New York Stock
                                                                               Exchange ("NYSE")

     Shares of the Institutional Fund are priced on any day that the NYSE and U.S. Trust Company of Connecticut are open for trading and the Money Fund are priced on those days that the NYSE and United States Trust Company and U.S. Trust Company of New York are open for trading. Currently, the days on which the Institutional and Money Funds are closed are: New Year's Day, Dr. Martin Luther King, Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. On days when the NYSE closes early, the Institutional and Money Funds' NAV is determined as of the close of the NYSE if such time is earlier than the time at which the NAV is normally calculated.

     Purchases of Institutional Fund shares will be made at the NAV calculated on the same day provided the order is received by 3:00 p.m. (Eastern time). Purchases of Institutional Shares of the Money Fund will be made at the NAV next determined after the Fund receives a purchase order.

D.  Share Exchanges
    ---------------

    Shares of the Institutional Fund may be exchanged without payment of any exchange fee for Institutional Shares of any investment portfolio of Excelsior Institutional Trust. Excelsior Institutional Trust currently offers Institutional Shares in seven investment portfolios - Equity Fund, Optimum Growth Fund, Value Equity Fund, International Equity Fund, Balanced Fund, Income Fund and the Total Return Bond Fund. Excelsior Institutional Trust currently does not charge a fee for this service, although some Shareholder Organizations may charge their customers fees. The exchange option may be changed, modified or terminated at any time. In connection with telephone exchange requests, Excelsior Trust may record telephone instructions, or request information as to account registration.

     Institutional Shares of the Money Fund may also be exchanged for Institutional Shares of any portfolio of Excelsior Institutional Trust. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Excelsior Company may limit exchanges to no more than six per year for each shareholder and may reject any exchange request. In connection with telephone exchange requests, Excelsior Company may record telephone instructions and/or request personal information.

     The following chart compares the existing exchange policies of the Institutional Fund and the Money Fund.

                            Institutional Fund - Shares                  Money Fund - Institutional Shares
                            ---------------------------                  ---------------------------------
Mail                        Yes.                                         Yes.

Telephone                   Yes.                                         Yes.

E.   Redemption Policies

      The following chart compares the existing redemption policies of the Institutional Fund and the Money Fund.

                              Institutional Fund - Shares        Money Fund - Institutional Shares
                              ---------------------------        ---------------------------------
Through a Shareholder         Yes.                               Yes.
 Organization
By mail                       Yes.                               Yes.
By telephone                  Yes.                               Yes.
By wire                       Yes.                               Yes.
Checkwriting Feature          No.                                Yes (must redeem at least $500).

     Additional Information Regarding Redemptions:

                              Institutional Fund - Shares                    Money Fund - Institutional Shares
                              ---------------------------                   ----------------------------------
Automatic Redemption          Upon 60 days written notice if, due to        Upon 60 days written notice if, due to
 of Investor's Account        investor redemptions, the balance in a        investor redemptions, the balance in a
                              particular account remains below $500.        particular account remains below $500.
                              Automatic Redemption does not apply           Automatic Redemption does not apply with
                              with respect to investment in certain         respect to investment in certain
                              retirement plans.                             retirement plans.

F.   Dividends and Distributions
     ---------------------------

     The Institutional Fund and the Money Fund declare a dividend of net income each Business Day. Such dividends are distributed to shareholders monthly.

G.   Investor Programs
     -----------------

     Institutional Fund shares and Institutional Shares of the Money Fund are available for purchase in connection with IRAs, Profit Sharing and Money Purchase Plans as well as Keogh Plans.

     Customers of Shareholder Organizations may have programs such as Systematic Withdrawal, Automatic Investment and certain Retirement Programs available directly from their Shareholder Organizations.

                                EXCELSIOR FUNDS
                               73 Tremont Street
                       Boston, Massachusetts  02108-3913
                                (800) 909-1989

                             EXCELSIOR FUNDS, INC.
                               73 Tremont Street
                       Boston, Massachusetts  02108-3913
                                (800) 446-1012

                      STATEMENT OF ADDITIONAL INFORMATION

       (Special Meeting of Shareholders of the Institutional Money Fund)


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated October 15, 1999 ("Combined Proxy Statement/Prospectus") for the Special Meeting of Shareholders of the Institutional Money Fund (the "Institutional Fund"), an investment portfolio offered by Excelsior Funds ("Excelsior Trust") to be held on November 19, 1999. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling (800) 909-1989.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

     This Statement of Additional Information consists of: (1) this cover page;
(2) general information about the reorganization; (3) certain pro forma financial statements; (4) the Statement of Additional Information dated December 24, 1998 with respect to Excelsior Fund's Institutional Money Fund; (5) the Statement of Additional Information dated August 1, 1999 with respect to the Excelsior Fund, Inc.'s Money Fund; (6) Excelsior Funds' Audited Financial Statements for the fiscal year ended August 31, 1998; (7) Excelsior Funds' Unaudited Financial Statements for the six months ended February 28, 1999; and
(8) Excelsior Funds, Inc.'s Audited Financial Statements for the fiscal year ended March 31, 1999.

     The date of this Statement of Additional Information is October 15, 1999.

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
General Information...........................................................             3

Pro Forma Financial Statements................................................         PF-1-

Statement of Additional Information dated December 24, 1998
  with respect to Excelsior Fund's Institutional Money Fund...................       SAI-I-1

Statement of Additional Information dated August 1, 1999
  with respect to Excelsior Funds, Inc.'s Money Fund..........................      SAI-II-1

Excelsior Funds Audited Financial Statements for the Fiscal Year Ended
  August 31, 1998.............................................................       AFS-I-1

Excelsior Funds Unaudited Financial Statements for the Six Months Ended
  February 28, 1999...........................................................       UFS-I-1

Excelsior Funds, Inc. Audited Financial Statements for the Fiscal Year Ended
  March 31, 1999..............................................................      AFS-II-1

                              GENERAL INFORMATION


     The shareholders of the Excelsior Funds' Institutional Money Fund are being asked to approve or disapprove an Agreement and Plan of Reorganization dated as of ______________, 1999. The Agreement and Plan of Reorganization contemplates the transfer of all of the assets and liabilities of the Institutional Money Fund (the "Institutional Fund") to Excelsior Funds, Inc.'s Money Fund and a liquidating distribution of Institutional Shares of the Money Fund to shareholders of the Institutional Fund, such that each holder of shares in the Institutional Fund at the Effective Time of the Reorganization will receive the same number of full and fractional shares in the Money Fund.

     The Special Meeting of Shareholders of the Institutional Fund to consider the Agreement and Plan of Reorganization and the related transactions, will be held at the offices of United States Trust Company of New York at 114 West 47th Street, New York, New York at 10:00 a.m. (Eastern time) on November 19, 1999. For further information about the transaction, see the Combined Proxy Statement/Prospectus.

Excelsior Funds, Inc.
Combined Portfolio of Investments March 31, 1999 (Unaudited)

                     Shares                                                                              Value
---------------------------------------------------------------------------------------------------------------------------------
              Institutional Pro Forma                                                              Institutional     Pro Forma
      Money       Money      Combined                                                   Money          Money          Combined
      Fund        Fund         Fund                                         Rate        Fund           Fund            Fund
---------------------------------------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT & AGENCY
                                          OBLIGATIONS-48.19%
                                              Federal Farm Credit Bank
   10,000,000               10,000,000        04/06/99                     4.76%      9,993,389                     9,993,389
                                              Federal Home Loan Bank
   10,000,000               10,000,000        04/01/99                     4.80      10,000,000                    10,000,000
                                              Student Loan Marketing
                                                Association
   50,000,000               50,000,000        01/12/00                     5.07#     49,984,328                    49,984,328
   89,820,000               89,820,000        02/11/00                     4.96#     89,873,393                    89,873,393
   50,000,000               50,000,000        03/23/00                     4.88#     50,000,000                    50,000,000
                                              U.S. Treasury Bills
  260,000,000              260,000,000        04/19/99                     4.82     259,373,400                   259,373,400
----------------------------------------                                         ------------------------------------------------
  469,820,000              469,820,000        Total U.S. Government &               469,224,510                   469,224,510
                                                Agency Obligations
----------------------------------------                                         ------------------------------------------------
                                               (Cost $469,224,510)

                                        COMMERCIAL PAPER-24.22%
   45,000,000               45,000,000        American Express Co.,        4.92      45,000,000                    45,000,000
                                               04/06/99
   45,000,000               45,000,000        Asset Securitization,        4.87      44,841,725                    44,841,725
                                               04/27/99
   25,000,000               25,000,000        Campbell Soup Co.,           4.95      24,982,921                    24,982,921
                                               04/05/99
   11,000,000               11,000,000        Chevron Corp.,               4.87      11,000,000                    11,000,000
                                               04/14/99
   45,000,000               45,000,000        General Electric Capital     4.87      45,000,000                    45,000,000
                                                Corp.,
                                               04/13/99
   40,000,000               40,000,000        General Motors Acceptance    4.91      40,000,000                    40,000,000
                                               Corp.,
                                               04/07/99
   25,000,000               25,000,000      + Prudential Funding Corp.,    4.99#     25,000,000                    25,000,000
                                               08/31/99
----------------------------------------                                         ------------------------------------------------
  236,000,000              236,000,000        TOTAL COMMERCIAL PAPER                235,824,646                   235,824,646
----------------------------------------                                         ------------------------------------------------
                                               (Cost $235,824,646)

                                        CERTIFICATES OF DEPOSIT-15.40%
   25,000,000               25,000,000        Banque Nationale de Paris,   4.86#     25,000,000                    25,000,000
                                               07/14/99
   45,000,000               45,000,000        Citibank Canada,             4.88      45,000,000                    45,000,000
                                               04/28/99
   40,000,000               40,000,000        Royal Bank of Canada,        5.15      39,988,767                    39,988,767
                                               03/22/00
   40,000,000               40,000,000        Toronto Dominion Bank,       5.14      39,986,186                    39,986,186
                                               02/22/00

----------------------------------------                                         ------------------------------------------------
  150,000,000              150,000,000        TOTAL CERTIFICATES OF                 149,974,953                   149,974,953
                                               DEPOSIT
----------------------------------------                                         ------------------------------------------------
                                               (Cost $149,974,953)

                                        CORPORATE BONDS-8.81%
                                              Lehman Brothers Holdings,    7.13      15,112,961                    15,112,961
                                                Series E,
   15,000,000               15,000,000         09/27/99                    7.11      25,527,962                    25,527,962
   25,340,000               25,340,000         09/27/99
                                              Merrill Lynch & Co., Inc.,   5.30#     45,065,120                    45,065,120
   45,000,000               45,000,000         10/04/99
----------------------------------------                                         ------------------------------------------------
   85,340,000               85,340,000        TOTAL CORPORATE BONDS                  85,706,043                    85,706,043
----------------------------------------                                         ------------------------------------------------
                                               (Cost $85,706,043)

                                        ASSET-BACKED SECURITY-3.08%
                                              Ford Credit Auto Owner Trust,
                                                1999-A, Class A2,
----------------------------------------                                         ------------------------------------------------
   30,000,000               30,000,000         01/18/00                     5.09     30,000,000                    30,000,000
----------------------------------------                                         ------------------------------------------------
                                                (Cost $30,000,000)

                                        OTHER SHORT-TERM INVESTMENTS-0.25%
----------------------------------------                                         ------------------------------------------------
    2,432,596                2,432,596         Dreyfus Government Cash                2,432,596                     2,432,596
                                                 Management Fund                 ------------------------------------------------
----------------------------------------
                                               (Cost $2,432,596)
                                                                                    973,162,748                   973,162,748
                                        TOTAL INVESTMENTS-99.95%                    ==================         ==================

                                         (Cost $973,162,748*)


________________
*  Aggregate cost for Federal tax and book purposes.
# Variable or floating rate securities-rate disclosed is as of March 31, 1999. + Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, these securities amounted to $25,000,000 or 2.57% of net assets.

             See Notes to Pro Forma Combined Financial Statements

Excelsior Funds, Inc.
Pro Forma Combined Statement of Assets and Liabilities
March 31, 1999 (Unaudited)

                                                                          Institutional
                                                            Money            Money                                  Pro Forma
                                                            Fund             Fund             Adjustments            Combined
                                                         --------------   --------------     -------------        --------------
   ASSETS:
       Investments, at cost-see
         accompanying portfolios ...............          $973,162,748     $  389,459,007                         $1,362,621,755
                                                          ============     ==============                         ==============
       Investments, at value ...................          $973,162,748     $         --       389,459,007 /(a)/   $1,362,621,755
       Investments in Cash Reserves Portfolio                              $  389,459,007    (389,459,007)/(a)/
       Interest receivable......................             3,192,908               --                                3,192,908
       Receivable for investments sold..........             1,040,942               --                                1,040,942
       Prepaid expenses.........................                12,721               --                                   12,721
       Other Assets.............................                  --                  400                                    400
                                                          ------------     --------------                         --------------
          Total Assets..........................           977,409,319        389,459,407                          1,366,868,726

   LIABILITIES:
       Payable for fund shares redeemed.........                 4,872               --                                    4,872
       Dividends Payable........................             3,333,443            542,196                              3,875,639
       Investment advisory fees payable ........               131,166               --                                  131,166
       Administration fees payable .............               125,793              2,257                                128,050
       Administrative service fees payable .....                46,088            337,438                                383,526
       Directors' fees payable .................                 4,580              5,000                                  9,580
       Accrued expenses and other payables......                95,757             38,921                                134,678
                                                          ------------     --------------                         --------------
          Total Liabilities.....................             3,741,699            925,812                              4,667,511
                                                          ------------     --------------                         --------------
   NET ASSETS ..................................           973,667,620        388,533,595                          1,362,201,215
                                                          ============     ==============                         ==============

   NET ASSETS consist of:
       Undistributed net investment loss .......          $        (17)    $         --                           $          (17)
       Accumulated net realized loss on
          investments...........................               (53,810)              --                                  (53,810)
       Par value ...............................               973,896               --                                  973,896
       Paid-in capital in excess of par value ..           972,747,551        388,533,595                          1,361,281,146
                                                          ------------     --------------                         --------------
   Total Net Assets.............................          $973,667,620     $  388,533,595                         $1,362,201,215
                                                          ============     ==============                         ==============

        Shares of Common Stock Outstanding .....           973,896,118        388,533,595                          1,362,429,713
       NET ASSET VALUE PER SHARE................          $       1.00     $         1.00                         $         1.00
                                                          ============     ==============                         ==============

             See Notes to Pro Forma Combined Financial Statements

Excelsior Funds, Inc.
Projected Pro Forma Combined Statement of Operations
March 31, 1999 (Unaudited)

                                                                            Institutional
                                                               Money            Money                             Pro Forma
                                                               Fund             Fund           Adjustments         Combined
                                                            ------------     ------------      ------------      ------------
   INVESTMENT INCOME:
      Interest income...................................    $ 39,090,321     $  9,478,920                        $ 48,569,241
      Allocated Expenses................................                         (173,062)         173,062 (b)
   EXPENSES:
      Investment advisory fees .........................       1,834,108                           430,556 (c)      2,264,664
      Administration fees ..............................       1,122,474          172,222           91,278 (d)      1,385,974
      Administrative service fees ......................         358,371          688,890         (430,556)(e)        616,705
      Shareholder servicing agent fees..................          55,294           24,806           43,236 (f)         80,100
      Custodian fees ...................................         235,942                -                             279,178
      Legal and audit fees..............................          83,612           58,951                             142,563
      Shareholder reports...............................          14,706           23,784                              38,490
      Registration and filing fees......................          19,654           36,156                              55,810
      Directors' fees and expenses .....................          25,670           22,039                              47,709
      Miscellaneous expenses............................          99,571           26,464                             126,035
                                                            ------------     ------------     ------------       ------------
        Total Expenses..................................       3,849,402        1,053,312          134,514          5,037,228
      Fees waived by investment adviser and
         administrators ................................        (358,371)        (793,891)          38,548 (g)     (1,113,714)
                                                            ------------     ------------     ------------       ------------
         Net Expenses...................................       3,491,031          259,421          173,062          3,923,514
                                                            ------------     ------------     ------------       ------------
   NET INVESTMENT INCOME ...............................      35,599,290        9,046,437                0         44,645,727
                                                            ------------     ------------     ------------       ------------
   REALIZED GAIN ON INVESTMENTS:
      Net realized gain on security transactions........           4,266                -                               4,266
                                                            ============     ============     ============       ============
      Net increase in net assets resulting from
         operations.....................................    $ 35,603,556     $  9,046,437                        $ 44,649,993
                                                            ============     ============     ============       ============

             See Notes to Pro Forma Combined Financial Statements

Excelsior Funds, Inc.
Notes to Pro Forma Combined Financial Statements
March 31, 1999 (Unaudited)


Pro forma information is intended to provide shareholders of the Institutional Money Fund with information about the impact of the proposed reorganization by indicating how the reorganization might have affected the information had the reorganization been consummated as of March 31,1999.

The pro forma combined statements of assets and liabilities and results of operations as of March 31, 1999 have been prepared to reflect the reorganization of the Institutional Money Fund into the Money Fund after giving effect to pro forma adjustments described in the notes listed below.

(a) Investments at Value and Investments in the Cash Reserves Portfolio were adjusted to reflect the transfer of interests of the Institutional Money Fund from the Cash Reserves Portfolio into the Excelsior Money Fund.

(b) Allocated expenses were adjusted to reflect the application of the fee structure in effect as of March 31, 1999 for the Excelsior Money Fund.

(c) Investment Advisory Fees were adjusted to reflect the application of the fee structure in effect as of March 31, 1999 for the Excelsior Money Fund.

(d) Administration fees were adjusted to reflect the application of the fee structure in effect as of March 31, 1999 for the Excelsior Money Fund.

(e) Administrative Service Fees were adjusted to reflect the application of the fee structure that will be in effect for the Excelsior Money Fund.

(f) Custodian Fees were adjusted to reflect the application of the fee structure in effect as of March 31, 1999 for the Excelsior Money Fund.

                      STATEMENT OF ADDITIONAL INFORMATION


Excelsior Funds                                           December 24, 1998
73 Tremont Street
Boston, Massachusetts 02108
(617) 557-8000


Excelsior Institutional Money Fund

         Excelsior Institutional Money Fund (the "Fund") is a series of Excelsior Funds (the "Trust"). This Statement of Additional Information describes the Fund only and no other series of the Trust.

                               TABLE OF CONTENTS



THE TRUST.....................................................................3
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...............................3
SECURITIES TRANSACTIONS......................................................10
YIELD INFORMATION............................................................11
DETERMINATION OF NET ASSET VALUE; VALUATION
         OF SECURITIES; REDEMPTION IN KIND...................................11
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................13
MANAGEMENT OF THE TRUST AND THE PORTFOLIO....................................14
INDEPENDENT ACCOUNTANTS......................................................26
COUNSEL .....................................................................26
TAXATION ....................................................................26
DESCRIPTION OF THE TRUST; FUND SHARES........................................28
MISCELLANEOUS................................................................29
FINANCIAL STATEMENTS.........................................................29

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus as it may be amended from time to time (the "Prospectus"). This Statement of Additional Information should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust at the address and telephone number shown above. Terms used but not defined herein, which are defined in the Prospectus, are used herein as defined in the Prospectus.

         SHARES OF THE FUND ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OR OBLIGATIONS OF OR OTHERWISE SUPPORTED BY, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THE FUND SEEKS TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUING BASIS. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                                   THE TRUST

         The Trust is an open-end diversified management investment company which was organized as a business trust under the laws of the State of Delaware on October 25, 1993. Shares of the Trust have been divided into separate series. This Statement of Additional Information describes the Excelsior Institutional Money Fund (the "Fund" or "Institutional Money Fund"). As of the date hereof, there are no other active series of the Trust, although new series may be added from time to time.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The investment objective of the Institutional Money Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Cash Reserves Portfolio (the "Portfolio"), a diversified open-end management investment company with the same investment objective as the Fund. The Portfolio seeks to achieve this investment objective by investing in U.S. dollar-denominated money market obligations with maturities of 397 days or less issued by U.S. and non-U.S. issuers.

         Citibank, N.A. ("Citibank") is the investment adviser (the "Adviser") of the Portfolio. The Adviser manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. The selection and management of investments for the Portfolio and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces.

         The following discussion supplements the information contained in the Prospectus concerning the investment objective, policies and restrictions of the Fund. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, references below to the Portfolio's investment objective, strategies and techniques also include the Fund.

         The Trust may withdraw the Fund's investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would be invested in accordance with the investment objective, policies and restrictions described below and in the Prospectus with respect to the Portfolio. The approval of the Fund's shareholders is not required to change the Fund's investment objective or any of its investment policies.

                            Cash Reserves Portfolio

         The approval of the investors in the Cash Reserves Portfolio is not required to change the Portfolio's investment objective or any of the Portfolio's investment policies discussed below, including those concerning security transactions, other than the Portfolio's concentration policy with respect to bank obligations described in paragraph (1) below, which is fundamental and may not be changed without investor approval.

         The Portfolio seeks to achieve its investment objective through investments limited to the following types of U.S. dollar-denominated money market instruments. All investments by the Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by the Portfolio are in "high quality" securities (i.e., rated or subject to a guarantee rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security, guarantee or the issuer of the security or guarantee, or, if only one NRSRO assigned a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Adviser) and are determined by the Adviser to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund and the Portfolio are each classified as "diversified," although in the case of the Fund, all of its investable assets are invested in the Portfolio. In accordance with the portfolio diversification requirements of Rule 2a-7 under the 1940 Act, the Portfolio must be diversified with respect to issuers of securities it acquires, other than government securities and securities with guarantees issued by a "non-controlled person" (as defined in Rule 2a-7), so that, generally, immediately after acquiring a security, the Portfolio will not have invested more than 5% of its total assets in securities issued by the issuer of the security.

         The Portfolio will limit its investments to the types of instruments described below:

(1) Bank obligations. The Portfolio invests at least 25% of its investable assets, and may invest up to 100% of its assets, in bank obligations. This concentration policy is fundamental and may not be changed without the approval of the investors in the Portfolio. Bank obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposit to a third party.

         The Portfolio limits its investments in U.S. bank obligations (including their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. Government. The Portfolio may also invest in certificates of deposit issued by banks having total assets of less than $1 billion, the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC"), through either the Bank Insurance Fund or the Savings Association Insurance Fund, provided that the Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers.

         U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

         The Portfolio limits its investments in non-U.S. bank obligations (i.e., obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks) to U.S. dollar-denominated obligations of banks which at the time of investment are branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are branches of non-U.S. banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. The Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland), Scandinavia (Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. The Portfolio does not purchase any bank obligation of the Adviser or an affiliate of the Adviser.

         Since the Portfolio may hold obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks, an investment in the Fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

         The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, the Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the "Board of Governors").

         As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank, and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, the Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

         U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, the Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

         Non-U.S. banks in whose obligations the Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

(2) Obligations of, or guaranteed by, non-U.S. governments. The Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland), Scandinavia (Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in paragraph (1) above in connection with the purchase of non-U.S. bank obligations.

(3) Commercial Paper rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Services ("Standard & Poor's") or, if not rated, determined to be of comparable quality by the Adviser (on behalf of the Portfolio's Board of Trustees), such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody's or AAA by Standard & Poor's. (For a description of these ratings see the Appendix to the Prospectus.)

(4) Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks of the United States, are supported by the right of the issuer to borrow from the U. S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and others are supported only by the credit of the agency or instrumentality.

(5) Repurchase agreements providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities which may have maturities in excess of 397 days. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Portfolio's custodian either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, the Portfolio might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. The Portfolio may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The Portfolio will not enter into any repurchase agreements with the Adviser or an affiliate of the Adviser.

(6) Asset-backed securities may include securities such as Certificates for Automobile Receivables ("CARS") and Credit Card Receivable Securities ("CARDS"), as well as other asset-backed securities that may be developed in the future. CARS represent fractional interests in pools of car installment loans, and CARDS represent fractional interests in pools of revolving credit card receivables. The rate of return on asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. (See "Asset-Backed Securities" below.)

         The Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

         Asset-Backed Securities. As set forth above, the Portfolio may purchase asset-backed securities that represent fractional interests in pools of retail installment loans, both secured (such as CARS) and unsecured, or leases or revolving credit receivables, both secured and unsecured (such as CARDS). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the Portfolio because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Portfolio may invest in other asset-backed securities that may be developed in the future.

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate income, the Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party to a loan has the right to terminate the loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the cash collateral (subject to a rebate payable to the borrower) or a fee from the borrower in the event the collateral consists of securities. Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer. If the Adviser determines to make loans, it is intended that the value of the securities loaned by the Portfolio would not exceed 33 1/3% of the value of its net assets.

                            Investment Restrictions

         The Trust, on behalf of the Fund, and the Portfolio have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund or the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, and the Portfolio may not:

(1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Trust or the Portfolio may borrow from banks in an amount not to exceed one third of the value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed. Moreover, neither the Trust (on behalf of the Fund) nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively (taken in each case at market value). It is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities);

(2) purchase any security or evidence of interest therein on margin, except that either the Trust, on behalf of the Fund, or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

(3) underwrite securities issued by other persons, except that all the assets of the Fund may be invested in the Portfolio and except insofar as either the Trust or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

(4) make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio, but not in excess of 33 1/3% of the Fund's or the Portfolio's net assets, as the case may be, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph 4 the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

(5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and the Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

(6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Fund or the Portfolio, respectively (taken at market value at the time of each investment) may be invested in any one industry, except that the Portfolio will invest at least 25% of its assets and may invest up to 100% of its assets in bank obligations; provided that, if the Trust withdraws the investment of the Fund from the Portfolio, the Trust will invest the assets of the Fund in bank obligations to the same extent and with the same reservation as the Portfolio; and provided further, that nothing in this investment restriction is intended to affect the Fund's ability to invest 100% of its assets in the Portfolio; or

(7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

         Percentage and Rating Restrictions. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or the Portfolio or a later change in the rating of a security held by the Fund or the Portfolio will not be considered a violation of policy.

                            SECURITIES TRANSACTIONS

         The Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio does not anticipate paying brokerage commissions. Any transaction for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of investors in the Portfolio, rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for the Portfolio are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

         No transactions are executed with the Adviser, or with any affiliate of the Adviser, acting either as principal or as broker.

                               YIELD INFORMATION

         Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one Share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional Shares purchased with dividends declared on the original Share and any such additional Shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held by the Portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

         From time to time, the Trust in its advertising and sales literature for the Fund may refer to the growth of assets managed or administered by the Adviser over certain time periods. Comparative performance information may be used from time to time in advertising or marketing the Fund's Shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report and other publications.

         The annualized current seven-day yield of the Institutional Money Fund for the period ended August 31, 1998 was 5.47%. For the same period, the annualized effective seven-day yield of the Fund, based upon dividends declared daily and reinvested monthly, was 5.62%.

  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES; REDEMPTION IN KIND

         The Prospectus discusses when the net asset value of the Fund is determined for purposes of sales and redemptions. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total assets of the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. The following is a description of the procedures used by the Portfolio in valuing its assets.

         The valuation of the Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The Portfolio's use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act ("Rule 2a-7"). The Portfolio will also maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having or deemed to have remaining maturities of 397 days or less (or instruments subject to a repurchase agreement having a duration of 397 days or less), and invest only in securities determined by the Adviser (under the supervision of the Board of Trustees) to be of high quality and to present minimal credit risks. The Portfolio has informed the Trust that the Portfolio has established procedures designed to ensure that securities purchased by the Portfolio meet its high quality criteria.

         Pursuant to Rule 2a-7, the Board of Trustees of the Portfolio also has established procedures designed to allow the Fund (and other investors in the Portfolio) to stabilize, to the extent reasonably possible, the Fund's price per share at $1.00, as computed for the purpose of sales and redemptions. These procedures include review of the Portfolio's holdings by its Board of Trustees, at such intervals as the Board deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

         Rule 2a-7 also provides that the extent of any deviation between the value of the Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to new or existing investors, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; or valuing the Portfolio's assets by using available market quotations.

         The Trust, on behalf of the Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made in securities by the Portfolio or the Fund, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust will redeem in kind Fund Shares only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio.

         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange (the "Exchange") is open for business. Normally, as of 3:00 P.M. (Eastern time) on each such day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of such time of valuation on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time of valuation on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the time of valuation on the following day the Exchange is open for trading.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares are continuously offered for sale by Edgewood Services, Inc. ("Edgewood" or the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc. As described in the Prospectus, Shares are offered to institutional investors ("Institutional Investors"). Shares may be purchased directly from the Distributor or through Shareholder Organizations. Different types of Customer accounts at certain Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, a Shareholder Organization may automatically "sweep" the accounts of its Customers not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customers in shares selected by its Customers. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization. Check writing privileges are available to investors upon request to the Trust.

         As stated in the Prospectus, no sales charge is imposed by the Trust on the purchase of Shares or reinvestment of dividends or distributions. Additionally, the Trust does not currently charge any fees for the exchange of Shares pursuant to the exchange program described in the Prospectus.

         Shareholders should be aware, however, that certain Shareholder Organizations may charge a Customer's account fees for exchange orders and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

         The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

         In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than the shareholder's original investment due to changes in the market prices of the portfolio securities of the Fund or the Portfolio.

                            Other Investor Programs

         As described in the Prospectus, Shares of the Fund may be exchanged for Institutional Shares of any investment portfolio of Excelsior Institutional Trust. Shares of the Fund may be purchased in connection with Unit Investment Trust Automatic Dividend Reinvestment Plans, the Automatic Investment Program, and certain Retirement Programs. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such programs directly from their Shareholder Organizations.


                    MANAGEMENT OF THE TRUST AND THE PORTFOLIO


         The Trustees and officers of the Trust and the Portfolio and their principal occupations during the past five years are set forth below. Unless otherwise indicated below, the address of each Trustee and officer of the Trust is 73 Tremont Street, Boston, Massachusetts 02108, and the address of each Trustee and officer of the Portfolio is 21 Milk Street, 5th Floor, Boston, Massachusetts 02109. The address of the Portfolio is Elizabethan Square, George Town, Grand Cayman, Cayman Islands, British West Indies.

                       Trustees and Officers of the Trust


Trustees and Officers

         The Trustees and officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                              Position with the    Principal Occupation During Past 5 Years and Other
             Name and Address                       Trust                              Affiliations
             ----------------                 ----------------     --------------------------------------------------
Frederick S. Wonham*                         Chairman of the       Retired; Director of Excelsior Funds, Inc. and
238 June Road                                Board, President      Excelsior Tax-Exempt Funds, Inc. (since 1995);
Stamford, CT  06903                          and Treasurer         Trustee of Excelsior Institutional Trust (since
Age:  67                                                           1995); Vice Chairman of U.S. Trust Corporation and
                                                                   United States Trust Company of New York (from
                                                                   February 1990 until September 1995); and Chairman,
                                                                   U.S. Trust Company of Connecticut (from March 1993
                                                                   to May 1997).

Rodman L. Drake                              Trustee               Director, Excelsior Funds, Inc. and Excelsior
Continuation Investments                                           Tax-Exempt Funds, Inc. (since 1996); Trustee of
Group, Inc.                                                        Excelsior Institutional Trust (since 1994);
1251 Avenue of the Americas                                        Director, Parsons Brinkerhoff Energy Services Inc.
9th Floor                                                          (since 1996); Director, Parsons Brinkerhoff, Inc.
New York, NY  10020                                                (engineering firm) (since 1995); President,
Age:  55                                                           Continuation Investments Group, Inc. (since 1997);
                                                                   President, Mandrake Group (investment and
                                                                   consulting firm) (1994-1997); Director, Hyperion
                                                                   Total Return Fund, Inc. and four other funds for
                                                                   which Hyperion Capital Management, Inc. serves as
                                                                   investment adviser (since 1991); Co-Chairman, KMR
                                                                   Power Corporation (power plants) (from 1993 to
                                                                   1996); Director, The Latin America Smaller
                                                                   Companies Fund, Inc. (since 1993); Member of
                                                                   Advisory Board, Argentina Private Equity Fund L.P.
                                                                   (from 1992 to 1996) and Garantia L.P. (Brazil)
                                                                   (from 1993 to 1996); and Director, Mueller
                                                                   Industries, Inc. (from 1992 to 1994).


* This Trustee is considered to be an "interested person" of the Trust as defined in the 1940 Act.

                                              Position with the    Principal Occupation During Past 5 Years and Other
             Name and Address                       Trust                              Affiliations
             ----------------                 ----------------     --------------------------------------------------
W. Wallace McDowell, Jr.                     Trustee               Director of Excelsior Funds, Inc. and Excelsior
c/o Prospect Capital Corp.                                         Tax-Exempt Funds, Inc. (since 1996); Trustee of
43 Arch Street                                                     Excelsior Institutional Trust (since 1994);
Greenwich, CT  06830                                               Private Investor (since 1994); Managing Director,
Age:  61                                                           MorganLewis Githens & Ahn (from 1991 to 1994); and
                                                                   Director, U.S. Homecare Corporation (since 1992),
                                                                   Grossmans, Inc. (from 1993 to 1996), Children's
                                                                   Discovery Centers (since 1984), ITI Technologies,
                                                                   Inc. (since 1992) and Jack Morton Productions
                                                                   (since 1987).

Jonathan Piel                                Trustee               Director of Excelsior Funds, Inc. and Excelsior
558 E. 87th Street                                                 Tax-Exempt Funds, Inc. (since 1996); Trustee of
New York, NY  10128                                                Excelsior Institutional Trust (since 1994); Vice
Age:  59                                                           President and Editor, Scientific American, Inc.
                                                                   (from 1986 to 1994); Director, Group for The
                                                                   South Fork, Bridgehampton, New York (since 1993);
                                                                   and Member, Advisory Committee, Knight Journalism
                                                                   Fellowships, Massachusetts Institute of
                                                                   Technology (since 1984).

W. Bruce McConnel, III                       Secretary             Partner of the law firm of Drinker Biddle & Reath LLP.
Philadelphia National Bank
  Building
1345 Chestnut Street
Philadelphia, PA  19107
Age:  55

Michael P. Malloy                            Assistant Secretary   Partner of the law firm of Drinker Biddle & Reath LLP.
Philadelphia National Bank
  Building
1345 Chestnut Street
Philadelphia, PA  19107
Age:  39

Edward Wang                                  Assistant Secretary   Manager of Blue Sky Compliance, Chase Global Funds
Chase Global Funds                                                 Services Company (November 1996 to present); and
Services Company                                                   Officer and Manager of Financial Reporting,
73 Tremont Street                                                  Investors Bank & Trust Company
Boston, MA 02108-3913                                              (January 1991 to November  1996).
Age:  37

John M. Corcoran                             Assistant Treasurer   Vice President, Director of Fund Administration,
Chase Global Funds                                                 Chase Global Funds Services Company (since April
  Services Company                                                 1998); Vice President, Senior Manager of Fund
73 Tremont Street                                                  Administration, Chase Global Funds Services
Boston, MA  02108-3913                                             (from July 1996 to April 1998); Second Vice
Age:  33                                                           President, Manager of Fund Administration, Chase
                                                                   Global Funds Services Company (from October 1993
                                                                   to July 1996); and Audit Manager, Ernst & Young
                                                                   LLP (from August 1987 to September 1993).

         Each Trustee receives an annual fee of $4,000 plus a meeting fee of $250 for each meeting attended and is reimbursed for expenses incurred in attending meetings. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Trust. The employees of Chase Global Funds Services Company do not receive any compensation from the Trust for acting as officers of the Trust. No person who is currently an officer, director or employee of the Adviser serves as an officer, Trustee or employee of the Trust.

         The compensation paid to the Trustees of the Trust for the fiscal year ended August 31, 1998 is set forth in the chart below.


                                                         PENSION OR
                                                         RETIREMENT
                                                         BENEFITS                             TOTAL COMPENSATION
                                   AGGREGATE             ACCRUED AS PART  ESTIMATED ANNUAL    FROM THE TRUST AND
                                   COMPENSATION          OF TRUST         BENEFITS UPON       FUND COMPLEX* PAID
                                   FROM THE TRUST        EXPENSES         RETIREMENT          TO TRUSTEES
                                   --------------        --------------   ---------------     ------------------
Frederick S. Wonham                $5,000                None             None                (4)**$53,000
Rodman L. Drake                    $5,000                None             None                (4)**$43,000
W. Wallace McDowell                $4,500                None             None                (4)**$39,000
Jonathan Piel                      $5,000                None             None                (4)**$43,000


* The "Fund Complex" consists of the Trust, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust. The Trust has no pension plan.

** Number of investment companies in the Fund Complex for which Trustee serves as director or trustee.


                     Trustees and Officers of the Portfolio


     The Trustees and officers of the Cash Reserves Portfolio, their ages and principal occupations during the past five years are set forth below.

                           Trustees of the Portfolio

         ELLIOTT J. BERV - Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine 04110. His age is 55.

         WALTER E. ROBB, III - President, Benchmark Consulting Group, Inc. (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since
1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since
1989); Trustee of certain registered investment companies in the MFS family of funds. His address is 35 Farm Road, Sherborn, Massachusetts 01770. His age is 72.

         RILEY C. GILLEY - Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (Retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida. His age is 72.

         PHILIP W. COOLIDGE* - President of the Portfolio; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS, Inc. His age is 47.

--------------

* This Trustee is considered to be an "interested person" of the Portfolio as defined in the 1940 Act.

                           Officers of the Portfolio


         PHILIP W. COOLIDGE; 47 -- President of the Portfolio; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS, Inc.

         CHRISTINE A. DRAPEAU; 28 -- Assistant Secretary and Assistant Treasurer of the Portfolio; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

         TAMIE EBANKS-CUNNINGHAM; 26 -- Assistant Secretary of the Portfolio; Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995).

         JOHN R. ELDER; 50 -- Treasurer of the Portfolio; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer, CFBDS, Inc. (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March 1995).

         LINDA T. GIBSON; 33 -- Secretary of the Portfolio; Vice President, Signature Financial Group, Inc. (since May 1992); Assistant Secretary, CFBDS, Inc. (since October 1992).

         JOAN R. GULINELLO; 43 -- Assistant Secretary and Assistant Treasurer of the Portfolio; Vice President, Signature Financial Group, Inc. (since October
1993); Secretary, CFBDS, Inc. (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October
1993).

         JAMES E. HOOLAHAN; 51 -- Vice President, Assistant Secretary and Assistant Treasurer of the Portfolio; Senior Vice President, Signature Financial Group, Inc.

         SUSAN JAKUBOSKI; 34 -- Vice President, Assistant Treasurer and Assistant Secretary of the Portfolio; Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994). Her address is Suite 193, 12 Church Street, Hamilton HM 11, Bermuda.

         MOLLY S. MUGLER; 47 -- Assistant Secretary and Assistant Treasurer of the Portfolio; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS, Inc.

         CLAIR TOMALIN; 30 -- Assistant Secretary of the Portfolio; Office Manager, Signature Financial Group (Europe) Limited (since 1993).

         SHARON M. WHITSON; 50 -- Assistant Secretary and Assistant Treasurer of the Portfolio; Assistant Vice President, Signature Financial Group, Inc.

         JULIE J. WYETZNER; 39 -- Vice President, Assistant Secretary and Assistant Treasurer of the Portfolio; Vice President, Signature Financial Group, Inc.


         The Trustees and officers of the Portfolio also hold comparable positions with certain other investment companies for which Signature Financial Group (Cayman) Ltd. or an affiliate serves as the distributor or administrator. Mr. Coolidge is also a Trustee of CitiFunds Trust III, CitiFunds Premium Trust and CitiFunds Institutional Trust, open-end investment companies, of which series of each are investors in the Portfolio, and each officer of the Portfolio holds the same position with those investment companies.

         The compensation paid to the Trustees of the Portfolio for the year ended August 31, 1998 is set forth in the table below.

                                                      PENSION OR
                                                      RETIREMENT
                                AGGREGATE             BENEFITS ACCRUED                     TOTAL COMPENSATION
                                COMPENSATION          AS PART OF THE     ESTIMATED ANNUAL  FROM THE PORTFOLIO
                                FROM THE              PORTFOLIO'S        BENEFITS UPON     AND FUND COMPLEX
                                PORTFOLIO             EXPENSES           RETIREMENT        PAID TO TRUSTEES*
                                ------------          ----------------   ----------------  -------------------
Elliott J. Berv                 $19,675               None               None              $59,000
Philip W. Coolidge              None                  None               None              None
Mark T. Finn                    $15,553               None               None              $54,000
Walter E. Robb, III             $19,375               None               None              $56,000

------------------
* Messrs. Coolidge, Berv, Finn and Robb are trustees of 49, 27, 26 and 30 funds, respectively, in the family of open-end registered investment companies advised or managed by Citibank. Mr. Riley Gilley became a trustee of Cash Reserves Portfolio as of September 1, 1998. Mr. Finn resigned as a trustee of Cash Reserves Portfolio as of September 1, 1998.


                                    * * * * *


         The Trust's Trust Instrument provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust of the Portfolio provides for similar indemnification of the Trustees and officers of the Portfolio.

         As of November 5, 1998, the Trustees and officers of the Trust and the Portfolio as a group owned beneficially less than 1% of the outstanding Shares of the Fund and the Portfolio.

                              Investment Adviser

         Citibank manages the assets of the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Portfolio's Board of Trustees may determine, the Adviser manages the securities of the Portfolio and makes investment decisions for the Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Advisory Agreement will continue in effect as long as such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable by the Portfolio without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Portfolio's Board of Trustees, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         Cash Reserves Portfolio commenced investment operations on May 3, 1990. The Institutional Money Fund commenced investment operations (and its investments in the Portfolio) on November 8, 1993.

         The Prospectus contains a description of the fees payable to the Adviser under the Advisory Agreement. For the fiscal years ended August 31, 1998, 1997 and 1996, the fees paid to the Adviser under the Advisory Agreement were $13,394,307, $9,148,204 and $6,140,512, respectively (of which $6,655,101,
$4,752,918 and $3,426,821 was voluntarily waived for the fiscal years ended August 31, 1998, 1997 and 1996, respectively).

         The Glass-Steagall Act prohibits certain financial institutions, such as Citibank or U.S. Trust Company of Connecticut ("U.S. Trust CT"), from engaging in the business of underwriting securities of open-end investment companies, such as the Trust or the Portfolio. Citibank believes that the investment advisory services and the sub-administrative activities performed by it with respect to the Portfolio do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. Citibank also believes that the combination of individually permissible activities by it is consistent with the Glass-Steagall Act and other relevant federal or state legal and regulatory precedent. U.S. Trust CT believes that (a) the services performed by U.S. Trust CT with respect to the Trust do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act, and (b) the combination of individually permissible activities by U.S. Trust CT is consistent with the Glass-Steagall Act and other relevant federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the performance of the combination of investment advisory and sub-administrative activities by banks. State laws on this issue may differ from applicable federal laws and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Future changes in either federal or state statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future federal or state statutes and regulations, could prevent Citibank or U.S. Trust CT from continuing to perform such services for the Trust or the Portfolio. If Citibank were to be prevented from acting as the Adviser or sub-administrator for the Portfolio, or if U.S. Trust CT were to be similarly prevented from providing administrative services to the Trust with respect to the Fund, the Trust and the Portfolio would seek alternative means for providing such services. The Trust does not expect that the Fund's shareholders would suffer any adverse financial consequences as a result of any such occurrence.

                                Administrators

         The Portfolio has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Portfolio may obtain the services of an administrator, a transfer agent and a custodian, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Plan, the administrative services fee payable to Signature Financial Group (Cayman) Ltd. ("SFG") may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year. The Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio's Trustees and a majority of the Portfolio's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Plan requires that the Portfolio provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. The Administrative Plan may be terminated at any time by a vote of the Portfolio's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio. The Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

         U.S. Trust CT, Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("FAS") (collectively, the "Trust Administrators") provide the Trust, and SFG (together with the Trust Administrators, the "Administrators") provides the Portfolio, with general office facilities, equipment and clerical personnel. The Administrators supervise the overall administration of the Trust and the Portfolio. These administrative services include, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust and the Portfolio; the preparation and filing of certain documents required for compliance by the Trust and the Portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust and the Portfolio. The Trust Administrators also assist in developing and monitoring compliance procedures for the Fund, including procedures to monitor compliance with the Fund's investment objective, policies and restrictions. SFG provides persons satisfactory to the Board of Trustees of the Portfolio to serve as Trustees and officers of the Portfolio. Such Trustees and officers, as well as certain other employees and Trustees of the Portfolio, may be directors, officers or employees of SFG or its affiliates.

         The Administration Agreement, with respect to the Trust, and the Administrative Services Agreement, with respect to the Portfolio, provide that the Administrators may render administrative services to others. Each Agreement terminates automatically if it is assigned. The Administrative Services Agreement may be terminated without penalty by vote of a majority of the outstanding voting securities of the Portfolio or by either party on not more than 60 days' nor less than 30 days' written notice. The Administration Agreement may be terminated without penalty by any party on not less than 45 days' notice. The Agreements provide that neither the Administrators nor their personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under said Agreements. The Trust's Administration Agreement also provides that the Trust Administrators shall not be liable for any indirect, incidental, special or consequential losses or indirect, incidental, special or consequential damages, even if they had been advised of the likelihood of such losses or damages.

         The Prospectus contains a description of the fees payable to the Administrators under their respective Agreements. For the fiscal year ended August 31, 1998, CGFSC, FAS and U.S. Trust CT collectively received administration fees of $52,769 with respect to the Fund. For the same period, they collectively waived fees totaling $128,164 with respect to the Fund.

         From April 1, 1997 to May 15, 1997, CGFSC, FAS and United States Trust Company of New York ("U.S. Trust NY") served as the Trust's administrators pursuant to an administration agreement substantially similar to the Administration Agreement currently in effect for the Trust. On May 16, 1997, U.S. Trust CT replaced U.S. Trust NY as one of the Trust's administrators. For the period from April 1, 1997 to August 31, 1997, CGFSC, FAS, U.S. Trust CT and U.S. Trust NY collectively received administration fees of $18,965 with respect to the Fund. For the same period, they collectively waived fees totaling $107,469 with respect to the Fund.

         Prior to April 1, 1997, Signature Broker-Dealer Services, Inc. ("SBDS") served as the Trust's administrator. For the period from September 1, 1996 to March 31, 1997, the Fund accrued administration fees totaling $18,763. For the fiscal years ended August 31, 1996 and 1995, the Fund accrued administration fees totaling $44,937 and $47,453, respectively.

         For the fiscal years ended August 31, 1998, 1997 and 1996, the administration fees payable to SFG under the Portfolio's Administrative Services Agreement were $4,464,769, $3,049,401 and $2,046,838, respectively. All such administration fees payable by the Portfolio for the fiscal years ended August 31, 1998, 1997 and 1996 were voluntarily waived. SBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc.

                               Sub-Administrator

         Pursuant to a Sub-Administrative Services Agreement, Citibank performs such sub-administrative duties for the Portfolio as are from time to time agreed upon by Citibank and SFG.

                           Shareholder Organizations


         As stated in the Prospectus, the Trust may enter into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for the Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (d) providing tax and dividend information to shareholders as appropriate; (e) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Trust to Customers; and
(f) providing or arranging for the provision of other related services.


         The Trust's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Trust. Pursuant to the Plan, the Trust's Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940
Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         Any material amendment to the Trust's arrangements with Shareholder Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the Disinterested Trustees). So long as the Trust's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) will be committed to the discretion of such Disinterested Trustees.

         For the fiscal years ended August 31, 1998, 1997 and 1996, payments to Shareholder Organizations under the Plan totaled $22,271, $233,914 and $421,706, respectively.

                        Transfer Agents and Custodians

         U.S. Trust NY serves as custodian of the Fund's assets. U.S. Trust NY and U.S. Trust CT are subsidiaries of U.S. Trust Corporation, a registered bank holding company. CGFSC serves as the Trust's transfer and dividend disbursing agent. CGFSC is a wholly-owned subsidiary of The Chase Manhattan Bank.

         Under such agreement and as the Fund's custodian, U.S. Trust NY has agreed to (i) maintain a separate account or accounts for the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Trust concerning the Fund's operations. As the Fund's transfer agent and dividend disbursement agent, CGFSC has agreed to (i) issue and redeem Shares of the Fund; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust concerning the Fund's operations. For their custody, transfer agency and dividend disbursement services, U.S. Trust NY and CGFSC are entitled to receive from the Trust such compensation as may be agreed upon from time to time by the Trust, U.S. Trust NY and CGFSC. In addition, U.S. Trust NY and CGFSC are entitled to be reimbursed for their out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

         U.S. Trust NY may, at its own expense, open and maintain custody accounts with respect to the Fund with other banks or trust companies, provided that U.S. Trust NY shall remain liable for the performance of all of its custodial duties under the Custody Agreement, notwithstanding any delegation.

         The Portfolio has entered into a Transfer Agency Agreement and a Custodian Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which State Street acts as custodian and State Street Canada, Inc. ("State Street Canada") acts as transfer agent and provides fund accounting services to the Portfolio. The transfer agent maintains an account for each investor in the Portfolio and performs other transfer agency functions. State Street's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, and maintaining books of original entry for Portfolio accounting and other required books and accounts. Securities held by the Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company and may be held by a sub-custodian bank if such arrangements are reviewed and approved by the Trustees of the Portfolio. State Street does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of State Street and may deal with State Street as principal in securities transactions. For its services to the Portfolio, State Street receives such compensation as may from time to time be agreed upon by State Street and the Portfolio. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                            INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP and PricewaterhouseCoopers are the independent accountants and chartered accountants for the Fund and the Portfolio, respectively. They provide audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. The principal business address of PricewaterhouseCoopers is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5K 1G8.

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, and Mr. Malloy, Assistant Secretary of the Trust, are partners), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to the Trust and will pass upon the legality of the Shares offered by the Prospectus.

                                    TAXATION

                              Taxation of the Fund

         Each series of the Trust is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code (a "RIC") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of the Fund's distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund fails to qualify as a RIC in any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders.

         Investment income received by the Fund from non-U.S. investments may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders any foreign tax credits with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine the Fund's effective rate of foreign tax in advance since that rate depends upon the proportion of the Portfolio's assets ultimately invested within various countries.

         Under interpretations of the Internal Revenue Service, (1) the Portfolio will be treated for federal income tax purposes as a partnership and
(2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income attributable to that share. The Portfolio has advised the Trust that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

                            Taxation of the Portfolio

         The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions and other tax items. Withdrawal by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes except under very unusual circumstances.

                            Taxation of Distributions

         Dividends from income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. The Fund's distributions are not expected to qualify for the dividends-received deduction available to corporations. Distributions are taxable as described above whether paid in cash or reinvested in additional shares. Shareholders will be notified annually as to the federal tax status of distributions.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for the twelve months ended October 31, plus any undistributed ordinary income and capital gains from previous periods. For this and other purposes, a distribution will be treated as paid on December 31 if it is declared in December with a record date in such a month and paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxable to shareholders for the taxable year in which that December 31 falls.

                                 Other Taxation

         The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor the Fund are liable for any income or franchise tax in the State of Delaware, provided that the Fund continues to qualify as a RIC for federal income tax purposes. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

         The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the State of Delaware.

         Fund shareholders may be subject to state and local taxes on Fund distributions to them by the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                     DESCRIPTION OF THE TRUST; FUND SHARES

         The Trust is a Delaware business trust established under a Trust Instrument dated October 25, 1993. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, which may be issued in separate series. Currently, the Trust has one active series, although additional series may be established from time to time. Each share of each series represents an equal proportionate interest in that series with each other share in that series.

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

         The Trust's Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (x) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (y) cause the Trust to incorporate under the laws of the State of Delaware.

         Shares of the Fund entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

         The Trust's Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund solely by reason of his being or having been a shareholder.

                                 MISCELLANEOUS

         As of November 10, 1998, U.S. Trust NY and its affiliates held of record a majority of the Trust's outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

         As of November 10, 1998, the name, address and percentage ownership of each person that beneficially owned 5% or more of the outstanding Shares of the Fund were as follows: Evercore Partners Inc., 65 E. 55th Street, New York, NY 10022, 7.41%; Sunrider, 1625 Abalone Ave., Torrance, CA 90501, 6.19%; and Estate of Juan Young, 1200 SW Main, Portland, OR 97205, 5.55%.


                             FINANCIAL STATEMENTS


         The audited financial statements and notes thereto in the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated into this Statement of Additional Information by reference. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Trust's independent accountants, PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 1998 Annual Report may be obtained at no charge by telephoning CGFSC at (800) 909-1989.

         The audited financial statements and notes thereto relating to the Portfolio and presented with the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 1998 are incorporated into this Statement of Additional Information by reference. These financial statements have been audited by the Portfolio's chartered accountants, PricewaterhouseCoopers, whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

Distributor of the Fund

Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA  15237

Investment Adviser of the Portfolio                        EXCELSIOR FUNDS

Citibank, N.A.                                        Excelsior Institutional
153 East 53rd Street                                         Money Fund
New York, NY  10043

Custodian of the Portfolio

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Transfer Agent and Fund
Accounting Agent of the Portfolio

State Street Canada, Inc.
40 King Street West
Suite 5700
Toronto, Ontario, Canada

Co-Administrator of the Fund

U.S Trust Company of Connecticut
114 West 47th Street
New York, NY  10036

Transfer Agent and Co-Administrator
of the Fund                                                  STATEMENT OF
                                                       ADDITIONAL INFORMATION
Chase Global Funds Services Company
73 Tremont Street                                          DECEMBER 24, 1998
Boston, MA  02108

Co-Administrator of the Fund

Federated Administrative Services
Federated Investors Tower
Pittsburgh, PA  15222

Independent Accountants of the Fund

PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA  02110

Independent Accountants of the Portfolio

PricewaterhouseCoopers
Suite 3000, Box 82
Royal Trust Towers
Toronto Dominion Center
Toronto, Ontario, Canada M5K 1G8

                              EXCELSIOR FUNDS, INC.

                                   Money Fund
                              Government Money Fund
                               Treasury Money Fund

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                              Tax-Exempt Money Fund
                         New York Tax-Exempt Money Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 1999


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Money, Government Money and Treasury Money Funds of Excelsior Funds, Inc. and the Tax-Exempt Money and New York Tax-Exempt Money Funds of Excelsior Tax-Exempt Funds, Inc. (individually, a "Fund" and collectively, the "Funds") dated August 1, 1999 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 1999 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----

CLASSIFICATION AND HISTORY.................................................    1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS................................    1
         Additional Investment Policies....................................    1
         Additional Information on Portfolio Instruments...................    4
         Special Considerations Relating To New York Municipal
         Securities........................................................   13
         Investment Limitations............................................   24
NET ASSET VALUE AND NET INCOME.............................................   28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................   29
         Purchase Of Shares................................................   31
         Redemption Procedures.............................................   33
         Other Redemption Information......................................   35
INVESTOR PROGRAMS..........................................................   36
         Systematic Withdrawal Plan........................................   36
         Exchange Privilege................................................   37
         Retirement Plans..................................................   37
         Automatic Investment Program......................................   38
         Additional Information............................................   38
DESCRIPTION OF CAPITAL STOCK...............................................   38
MANAGEMENT OF THE FUNDS....................................................   40
         Directors And Officers............................................   40
         Investment Advisory And Administration Agreements.................   45
         Banking Laws......................................................   47
         Shareholder Organizations.........................................   48
         Expenses..........................................................   49
         Custodian And Transfer Agent......................................   49
PORTFOLIO TRANSACTIONS.....................................................   50
INDEPENDENT AUDITORS.......................................................   51
COUNSEL....................................................................   52
ADDITIONAL INFORMATION CONCERNING TAXES....................................   52
         Generally.........................................................   52
         Taxable Funds.....................................................   53
         Tax-Exempt Funds..................................................   53
YIELD INFORMATION..........................................................   54
MISCELLANEOUS..............................................................   56
FINANCIAL STATEMENTS.......................................................   57
APPENDIX A.................................................................  A-1

                          CLASSIFICATION AND HISTORY

          Excelsior Funds, Inc. ("Excelsior Fund") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and collectively with Excelsior Fund, the "Companies") are open-end, management investment companies. The Money, Government Money and Treasury Money Funds are separate series of Excelsior Fund. The Tax-Exempt Money and New York Tax-Exempt Money Funds are separate series of Excelsior Tax-Exempt Fund. The Money, Government Money, Treasury Money and Tax-Exempt Money Funds are classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The New York Tax-Exempt Money Fund is classified as non-diversified under the 1940 Act. Excelsior Fund and Excelsior Tax-Exempt Fund were organized as Maryland corporations on August 2, 1984 and August 8, 1984, respectively. Prior to December 28, 1995, Excelsior Fund and Excelsior Tax-Exempt Fund were known as "UST Master Funds, Inc." and "UST Master Tax-Exempt Funds, Inc.," respectively. This Statement of Additional Information pertains to the Shares ("Retail Shares") of all the Funds and the Institutional Shares of the Money and Government Money Funds (collectively with the Retail Shares, the "Shares").

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

          The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the Money, Government Money and Treasury Money Funds (collectively, the "Taxable Funds") and the Tax-Exempt Money Fund may not be changed without the vote of the holders of a majority of its outstanding Shares (as defined below). The investment objective of the New York Tax-Exempt Money Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

          As discussed below under "Net Asset Value and Net Income," each Fund uses the amortized cost method to value securities in its portfolio. As such, each Fund is required to comply with Rule 2a-7 under the 1940 Act. Under Rule 2a-7, with respect to 100% of each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds' total assets, and 75% of the New York Tax-Exempt Money Fund's total assets, a Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. government securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees. The New York Tax-Exempt Money Fund's compliance with the diversification provisions of Rule 2a-7 is deemed to be compliance with the diversification standards of the 1940 Act.

ADDITIONAL INVESTMENT POLICIES

          The Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization ("NRSRO"), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. government securities (collectively, "Eligible Securities"). The rating symbols of the NRSROs which the Funds may use are described in the Appendix attached hereto.

TREASURY MONEY FUND

          Under normal market conditions, the Treasury Money Fund will invest at least 65% of its total assets in direct U.S. Treasury obligations, such as Treasury bills and notes. The Fund may also from time to time invest in obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System and the Tennessee Valley Authority. Income on direct investments in U.S. Treasury securities and obligations of the aforementioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of federal law. In addition, the Fund's dividends from income that is attributable to such investments will also be exempt in most states from state and local income taxes. Shareholders in a particular state should determine through consultation with their own tax advisors whether and to what extent dividends payable by the Treasury Money Fund from its investments will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax.

TAX-EXEMPT MONEY AND NEW YORK TAX-EXEMPT MONEY FUNDS (THE "TAX-EXEMPT FUNDS")

          The Tax-Exempt Money Fund will invest substantially all of its assets in high-quality debt obligations determined by the Adviser to present minimal credit risks. Such obligations will be issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"). As a matter of fundamental policy, except during temporary defensive periods, the Fund will maintain at least 80% of its assets in tax-exempt obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a majority of its outstanding Shares.) The Tax-Exempt Money Fund also may invest in certain tax-exempt derivative instruments, such as floating rate trust receipts.

          Under normal market conditions, at least 80% of the New York Tax-Exempt Money Fund's net assets will be invested in Municipal Securities which are determined by the Adviser to present minimal credit risks. The Fund may also invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Securities") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Securities include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Securities other than New York Municipal Securities are exempt from federal income tax but may be subject to New York State and New York City personal income tax (see "Additional Information Concerning Taxes" below). The Fund expects that under normal market conditions, at least 65% of its total assets will be invested in New York Municipal Securities.

          The New York Tax-Exempt Money Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

          Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of Municipal Securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") in recent years, S&P and Moody's have recently placed the debt obligations of New York State and New York City on CreditWatch with positive implications and upgraded the debt obligations of New York City. Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the New York Tax-Exempt Money Fund's portfolio. Other considerations affecting the Fund's investments in New York Municipal Securities are summarized below under "Special Considerations Relating to New York Municipal Securities."

          From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Funds may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Taxable obligations in which the Tax-Exempt Funds may invest include: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; and (v) securities issued by other investment companies that invest in high-quality, short-term securities.

          The Tax-Exempt Funds may also invest from time to time in "private activity bonds" (see "Municipal Securities" below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's net assets when added together with any taxable investments by the Fund.

          Each Tax-Exempt Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

          VARIABLE AND FLOATING RATE INSTRUMENTS

          Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. While the Funds in general will invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the Securities and Exchange Commission (the "SEC").

          Some of the instruments purchased by the Government Money and Treasury Money Funds may also be issued as variable and floating rate instruments. However, since they are issued or guaranteed by the U.S. government or its agencies or instrumentalities, they may have a more active secondary market.

          The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of variable and floating rate instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

          REPURCHASE AGREEMENTS

          The Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Companies' Boards of Directors. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described below under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

          Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act. Income on repurchase agreements will be taxable.

          SECURITIES LENDING

          To increase return on their portfolio securities, the Money and Government Money Funds may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of these Funds, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

          WHEN-ISSUED AND FORWARD TRANSACTIONS

          Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          STAND-BY COMMITMENTS

          Each Tax-Exempt Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase at the Fund's option, specified Municipal Securities at a specified price. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Tax-Exempt Funds at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred or assigned by a Fund only with the underlying instruments.

          The Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). When a Tax-Exempt Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Tax-Exempt Funds intend to enter into "stand-by commitments" only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Tax-Exempt Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Tax-Exempt Fund would be valued at zero in determining the Fund's net asset value.

          MUNICIPAL SECURITIES

          Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Securities" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

          The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

          Each Tax-Exempt Fund's portfolio may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund -- the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by a Tax-Exempt Fund.

          The Tax-Exempt Funds may purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Securities. In general, such "stripped" Municipal Securities are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Security, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Security. The Tax-Exempt Funds intend to purchase custodial receipts and "stripped" Municipal Securities only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Securities.

          There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs such as Moody's and S&P described in the Appendix hereto represent their opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Tax-Exempt Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

          Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

          Among other instruments, the Tax-Exempt Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the applicable maturity restrictions.


          The New York Tax-Exempt Money Fund may invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts, partnership interests, floating rate trust receipts or other forms. A typical tax-exempt derivative security involves the purchase of an interest in a Municipal Security or a pool of Municipal Securities which interest includes a tender option, demand or other feature. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Security to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.


          Before purchasing a tax-exempt derivative for the New York Tax-Exempt Money Fund, the Adviser is required by the Fund's Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information.

          Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Securities, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the New York Tax-Exempt Money Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

          INSURED MUNICIPAL SECURITIES

          The New York Tax-Exempt Money Fund may purchase Municipal Securities which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Securities. Although insurance coverage for the Municipal Securities held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Securities covered by insurance policies.

          MONEY MARKET INSTRUMENTS

          "Money market instruments" that may be purchased by the Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds in accordance with their investment objectives and policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations acquired by the Money Fund may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund's total assets may be invested in any one branch, and that no more than 20% of the Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase, and are further subject to the overall 10% limit on illiquid securities described below under "Illiquid Securities."

          Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Money Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Adviser believes that the credit risk with respect to the instrument is minimal.

          GOVERNMENT OBLIGATIONS

          The Funds may purchase government obligations which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such investments may include obligations issued by the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, the General Services Administration, Federal Home Loan Banks and the Tennessee Valley Authority. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Adviser believes that the credit risk with respect to the instrumentality is minimal.

          Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

          The Treasury Money Fund primarily will purchase direct obligations of the U.S. Treasury and obligations of those agencies or instrumentalities of the U.S. government interest income from which is generally not subject to state and local income taxes.

          INVESTMENT COMPANY SECURITIES

          The Funds may invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Tax-Exempt Funds normally will invest in securities of investment companies only if such companies invest primarily in high-quality, short-term Municipal Securities. The Government Money and Treasury Money Funds intend to limit their acquisition of shares of other investment companies to those companies which are themselves permitted to invest only in securities which may be acquired by the respective Funds. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

          BORROWING AND REVERSE REPURCHASE AGREEMENTS

          Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

          ILLIQUID SECURITIES

          Each Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

          MISCELLANEOUS

          The Money, Government Money, Treasury Money and TaxExempt Money Funds may not invest in oil, gas, or mineral leases.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

          Some of the significant financial considerations relating to the New York Tax Exempt Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          STATE ECONOMY. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

          There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). The State's 1998-99 fiscal year began on April 1, 1998 and ended on March 31, 1999. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the 1998-99 fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes.

          The 1998-99 State Financial Plan projected a closing balance in the General Fund of $1.42 billion comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF") and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

          The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999. The 1999-2000 Financial Plan projected General Fund disbursements and transfers to other funds of $37.10 billion, an increase of $482 million over projected spending for the current year. Grants to local governments constituted approximately 67 percent of all General Fund spending, and included payments to local governments, non-profit providers and individuals. Disbursements in this category were projected to decrease $87 million (0.4 percent) to $24.81 billion in 1999-2000, in part due to a $175 million decline in proposed spending for legislative initiatives.

          The State is projected to close the 1999-2000 fiscal year with a General Fund balance of $2.36 billion. The balance is comprised of $1.79 billion in tax reduction reserves, $473 million in the TSRF and $100 million in the CFR. The entire $226 million balance in the Community Projects Fund is expected to be used in 1999-2000, with $80 million spent to pay for existing projects and the remaining balance of $146 million, against which there are currently no appropriations as a result of the Governor's 1998 vetoes, used to fund other expenditures in 1999-2000.

          On February 12, 1999, the State issued a revised cash-basis Financial Plan for the 1999-2000 fiscal year that reflected the Governor's amendments to his 1999-2000 Executive Budget. The revised Financial Plan projects total General Fund disbursements and transfers to other funds of $37.14 billion in 1999-2000, a net increase of $42 million over the amount estimated in the Executive Budget. The revised estimate reflects $81 million in new funding for school districts, $13 million for the Department of Law, $5 million of offset the loss of budgeted federal funding in the Department of Corrections and $11 million in projected spending for other initiatives. These increases are partially offset by $8 million in lower projected social service costs, $15 million from projected lower spending on fringe benefits for

State employees and $45 million in one-time savings from permanently deferring one month of Supplemental Security Income payments.

          The State also revised its receipts forecast for 1999-2000 in conjunction with the Governor's 30-day amendments. The revised forecast projects total General Fund receipts and transfers from other funds of $38.81 billion in 1999-2000, a net increase of $146 million over the amount estimated in the Executive Budget. Projected receipts in all categories have been raised, with the largest increases in personal income taxes ($49 million), miscellaneous receipts ($35 million) and business taxes ($31 million). The State proposes reserving $100 million of these additional receipts to cover the potential costs is 1999-2000 of possible new collective bargaining agreements with State employee unions. Most of the remaining recipes would finance the $42 million in net new spending described above, with a balance of $4 million earmarked for the tax reduction reserve that was proposed in the Executive Budget.

          The State currently projects spending to grow by $1.09 billion (2.9 percent) in 2000-01 and an additional $1.8 billion (4.7 percent) in 2001-02. General Fund spending increases at a higher rate in 2001-02 than in 2000-01, driven primarily by higher growth rates for Medicaid, welfare, Children and Families Services, and Mental Retardation, as well as the loss of federal money that offsets General Fund spending.

          For New York State, the economic outlook is also expected to be brighter than anticipated in the 1999-2000 Executive Budget forecast, primarily due to the connection between the State economy and the stronger-than-expected national economy. Stronger national industrial output and exports have improved the outlook for New York's goods-producing sector. Also, New York employment growth remained strong in the fourth quarter of 1998 and Wall Street related activity remains stable. Growth of employment, wages and personal income is expected to be modestly faster than in the Executive Budget forecast.

          Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected. Finally, a "forecast error" of one percentage point in the estimated growth of receipts could cumulatively raise or lower results by over $1 billion by 2002.

          Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

          DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (I.E., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

          The proposed 1998-99 through 2003-04 Capital Program and Financing Plan was released with the Executive Budget on January 27, 1999. The recommended five-year Capital Program and Financing Plan reflects debt reduction initiatives that would reduce future State-supported debt issuances by significantly increasing the share of the Plan financed with pay-as-you-go resources. Compared to the last year of the July 1998 update to the Plan, outstanding State-supported debt would be reduced by $4.7 billion (from $41.9 billion to $37.2 billion).

          As described therein, efforts to reduce debt, unanticipated delays in the advancement of certain projects and revisions to estimated proceeds needs modestly reduced projected borrowings in 1998-99. The State's 1998-99 borrowing plan projected issuances of $331 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State issued $179 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, approximately $83 million was used to finance agency equipment acquisitions, and $96 million to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million for information technology related to welfare reform, originally anticipated to be issued during the 1998-99 fiscal year, and now expected to be delayed until 1999-2000.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.

          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (4) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (5) a challenge to the Governor's application of his constitutional line item veto authority; and (6) a challenge to the enactment of the CLEAN WATER/CLEAN AIR BOND ACT OF 1996.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of STATE OF DELAWARE v. STATE OF NEW YORK, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

          AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

          NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

          On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

          Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.

          On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and City University of New York ("CUNY") and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projected General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or 1997-98, but roughly equivalent to the rate for 1995-96.

          The 1998-99 forecast for user taxes and fees also reflected the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that were projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

          The Financial Plan is projected to show a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan showed total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

          Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of

Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

          Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation which is currently on appeal to the Court of Appeals were voided, projected contracts for the City capital projects would exceed the City's debt limit. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers

Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

          On June 30, 1998, the City of Yonkers satisfied the statutory conditions for ending the supervision of its finances by a State-ordered control board. Pursuant to State law, the control board's powers over City finances lapsed six months after the satisfaction of these conditions, on December 31, 1998.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

          The 1998-99 budget included $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities received $24.2 million in one-time assistance from a cash flow acceleration of State aid.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

          YEAR 2000 COMPLIANCE. The State is currently addressing Year 2000 ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks they operate on. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

          The Office for Technology is monitoring compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. As of December 1998, the State had completed 93 percent of overall compliance effort for its mission-critical systems; 18 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the first quarter of 1999. As of December 1998, the State has completed 70 percent of overall compliance effort on the high-priority systems; 168 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the second quarter of 1999. Compliance testing is expected to be completed by the end of calendar 1999.

          While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

INVESTMENT LIMITATIONS

          The investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. As used herein, a "vote of the holders of a majority of the outstanding shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of such Company or such Fund, or (b) 67% or more of the shares of such Company or such Fund present at a meeting if more than 50% of the outstanding shares of such Company or such Fund are represented at the meeting in person or by proxy. Investment limitations which are "operating policies" with respect to the Funds may be changed by the Companies' Boards of Directors without shareholder approval.

          No Fund may:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Taxable Funds might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; and except to the extent that purchase by the Tax-Exempt Money Fund of Municipal Securities or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting; and except to the extent that purchase by the New York Tax-Exempt Money Fund of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

          2. Purchase or sell real estate, except that each Taxable Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and except that the Tax-Exempt Money Fund may invest in Municipal Securities secured by real estate or interests therein; and except that the New York Tax-Exempt Money Fund may invest in securities secured by real estate or interests therein;

          3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs; and

          4. Issue any senior securities, except insofar as any borrowing in accordance with a Fund's investment limitations might be considered to be the issuance of a senior security.

          Each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds may not:

          5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of each Fund's total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

          6. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

          7. Purchase securities on margin, make short sales of securities, or maintain a short position; and

          8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof.

          Each of the Money, Government Money and Treasury Money Funds may not:

          9. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and the Money Fund and the Government Money Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Money Fund and the Government Money Fund may lend portfolio securities in an amount not exceeding 30% of their total assets;

          10. Invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities;

          11. Invest in companies for the purpose of exercising management or control;

          12. Invest more than 5% of a Fund's total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

          13. Purchase foreign securities; except the Money Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks and foreign branches of U.S. banks in an amount not to exceed 20% of its total net assets;

          14. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

          15. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of a Fund's total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

          16. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

          17. Knowingly invest more than 10% of the value of a Fund's total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

          The Tax-Exempt Money Fund may not:

          18. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

          19. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

          20. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

          21. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions; and

          22. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

          The New York Tax-Exempt Money Fund may not:

          23. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

          24. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or periods of unusual market conditions;

          25. Borrow money or mortgage, pledge, or hypothecate its assets except to the extent permitted under the 1940 Act; and

          26. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.

          The Treasury Money Fund may not:

          27. Purchase securities other than obligations issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. government and securities issued by investment companies that invest in such obligations.

          In addition, the New York Tax-Exempt Money Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval. The New York Tax-Exempt Money Fund may not:

          28. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

          29. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

          30. Invest in companies for the purpose of exercising management or control; and

          31. Invest more than 10% of its net assets in illiquid securities.

                                      * * *

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.

          In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
(b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          Notwithstanding Investment Limitations Nos. 17 and 20 above, the Companies intend to limit the Funds' investments in illiquid securities to 10% of each Fund's net (rather than total) assets.

          Notwithstanding the proviso in Investment Limitation No. 21, to the extent that the Tax-Exempt Money Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 21 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions.

          In order to obtain a rating from a rating organization, a Fund will comply with special investment limitations.

                        NET ASSET VALUE AND NET INCOME

          The Companies use the amortized cost method of valuation to value Shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

          The Funds invest only in high-quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a constant net asset value per Share. The Funds will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Companies' Boards of Directors have established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Boards deem appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Boards of Directors will promptly consider what action, if any, should be initiated. If the Boards of Directors believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

          Net income of each of the Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund's assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of a Company (e.g., administrative, legal, accounting, and directors' fees) prorated to each portfolio of the Company on the basis of their relative net assets.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Companies' sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

          At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

          In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

          The net asset value of each of the Money, Government Money and Treasury Money Funds is determined and the Shares of each such Fund are priced for purchases and redemptions as of 1:00 p.m. (Eastern time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern time). The net asset value of each of the TaxExempt Money and New York Tax-Exempt Money Funds is determined and the Shares of each such Fund are priced for purchases and redemptions as of 12:00 p.m. (Eastern time) and the close of regular trading hours on the Exchange. Net asset value and pricing for each Fund are determined on each day the Exchange and the Adviser are open for trading (a "Business Day"). Currently, the holidays which the Funds observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares.

          As described below, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors or to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          The Companies have authorized certain brokers to accept on their behalf purchase, exchange and redemption requests. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption requests on behalf of the Companies. A Company will be deemed to have received a purchase, exchange or redemption request when the request is received by an authorized broker or designated intermediary in good order.

PURCHASE OF SHARES

          Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase request is received in good order by the Companies' sub-transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

          Institutional Shares may be purchased directly only by financial institutions ("Institutional Investors"). Retail Shares may be purchased directly by individuals ("Direct Investors") or by Institutional Investors (collectively with Direct Investors, "Investors"). Retail Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Companies.

          A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Chase Global Funds Services Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

          Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An Investor purchasing Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such purchases. Such Investors should contact their registered adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly from the Distributor in accordance with procedures described in the Prospectus.

          Investors may purchase Shares by completing the Application accompanying the Prospectus and mailing it, together with a check payable to Excelsior Funds, Inc. (or Excelsior Tax- Exempt Funds, Inc., with respect to the Tax-Exempt Funds), to:

          Excelsior Funds, Inc. (or Excelsior Tax-Exempt Funds, Inc.) c/o Chase Global Funds Services Company
          P.O. Box 2798
          Boston, MA  02208-2798

          Subsequent investments in an existing account in a Fund may be made at any time by sending to the above address a check payable to Excelsior Funds, Inc. (or Excelsior Tax-Exempt Funds, Inc.) along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institutional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional Investors must pay for Shares with federal funds or funds immediately available to CGFSC.

          Investors may also purchase Shares by wiring federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

          The Chase Manhattan Bank
          ABA #021000021
          Excelsior Funds, Account No. 9102732915
          For further credit to:
          Excelsior Funds
          Wire Control Number
          Account Registration
            (including account number)

          Investors making initial investments by wire must promptly complete the Application accompanying the Prospectus and forward it to CGFSC. Redemptions by Investors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

          Except as provided below, the minimum initial investment by an Investor or initial aggregate investment by a Shareholder Organization investing on behalf of its Customers in Retail Shares is $500 per Fund. The minimum subsequent investment in Retail Shares for both types of investors is $50 per Fund. There is no minimum initial or subsequent investment for an Institutional Investor investing in Institutional Shares of a Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. The Companies reserve the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements. Third party checks will not be accepted as payment for Fund Shares.

REDEMPTION PROCEDURES

          A request for the redemption of Shares will receive the net asset value per share next computed after the request is received in good order by the Companies' sub-transfer agent or an authorized broker or designated intermediary.

          Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Companies, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

          Shares may be redeemed by an Investor by submitting a written request for redemption to:

          Excelsior Funds, Inc. (or Excelsior Tax-Exempt Funds, Inc.) c/o Chase Global Funds Services Company
          P.O. Box 2798
          Boston, MA  02208-2798

          A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly executed stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the

Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above.

          CGFSC may require additional supporting documents for redemptions. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by CGFSC of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

          Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Investor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the shareholder of record at his or her address of record. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct Investor's account. The redemption proceeds for Direct Investors must be paid to the same bank and account as designated on the Application or in written instructions subsequently received by CGFSC.

          In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, an Investor must send a written request to a Company c/o CGFSC, at the address listed above. Such requests must be signed by the Investor, with signatures guaranteed, as discussed above. Further documentation may be requested.

          CGFSC and the Distributor reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Companies, CGFSC or the Distributor. The Companies, CGFSC and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Companies will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration.

          If any portion of the Shares to be redeemed represents an investment made by personal check, the Companies and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations, which may take up to 15 days. Investors who anticipate the need for more immediate access to their investment should purchase Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds. If a check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Investor's account.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above.

          Except as described in "Investor Programs" below, Direct Investors in the Funds may redeem Retail Shares, without charge, by check drawn on the Direct Investor's particular Fund account. Checks may be made payable to the order of any person or organization designated by the Direct Investor and must be for amounts of $500 or more. Direct Investors will continue to earn dividends on the Retail Shares to be redeemed until the check clears at The Chase Manhattan Bank.

          Checks are supplied free of charge, and additional checks are sent to Direct Investors upon request. Checks will be sent only to the registered owner at the address of record. Direct Investors who want the option of redeeming Retail Shares by check must indicate this in the Application for purchase of Retail Shares and must submit a signature card with signatures guaranteed with such Application. The signature card is included in the Application for the purchase of Retail Shares contained in the Prospectus. In order to arrange for redemption by check after an account has been opened, a written request must be sent to the Companies, c/o CGFSC, at the address listed above and must be accompanied by a signature card with signatures guaranteed.

          Stop payment instructions with respect to checks may be given to the Companies by calling (800) 446-1012 (from overseas, call (617) 557-8280). If there are insufficient Shares in the Direct Investor's account with the Fund to cover the amount of the redemption check, the check will be returned marked "insufficient funds," and CGFSC will charge a fee of $25.00 to the account. Checks may not be used to close an account.

OTHER REDEMPTION INFORMATION

          Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

          The Companies may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          The Companies reserve the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Companies and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, the Companies may, in their discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a BONA FIDE reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                               INVESTOR PROGRAMS

SYSTEMATIC WITHDRAWAL PLAN

          An Investor who owns Retail Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1) A fixed-dollar withdrawal;

          (2) A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4) A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Retail Shares with CGFSC. Under this Plan, dividends and distributions are automatically reinvested in additional Retail Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Retail Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Retail Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An

Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

EXCHANGE PRIVILEGE

          Investors and Customers of Shareholder Organizations may exchange Retail Shares having a value of at least $500 for Shares of any other portfolio of the Companies or for Shares of Excelsior Institutional Trust. Institutional Shares may be exchanged for Institutional Shares of any portfolio of Excelsior Institutional Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

          Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Companies and Excelsior Institutional Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

RETIREMENT PLANS

          Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

          IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

          Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

          Keogh Plans for self-employed individuals.

          Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

          The Automatic Investment Program permits Investors to purchase Retail Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and Retail Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

ADDITIONAL INFORMATION

          Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                         DESCRIPTION OF CAPITAL STOCK

          Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $0.001 par value per share; and Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to fourteen billion full and fractional shares of common stock, $0.001 par value per share. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

          Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the particular Company's Board of Directors.

          Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

          Shareholders of the Companies are entitled to one vote for each full Share held, and fractional votes for fractional Shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of a Company's aggregate outstanding Shares may elect all of that Company's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

          The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of a Company's Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, each Company may take or authorize such action upon the favorable vote of the holders of more than 50% of its outstanding common stock voting without regard to class.

          Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

                            MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

          The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                           Position with the              Principal Occupation During Past
Name and Address           Companies                       5 Years and Other Affiliations
----------------           -----------------               ------------------------------
Frederick S. Wonham        Chairman of the Board,    Retired; Director of the Companies (since
238 June Road              President and Treasurer   1995); Trustee of Excelsior Funds and
Stamford, CT  06903                                  Excelsior Institutional Trust (since
Age:   68                                            1995); Vice Chairman of U.S. Trust
                                                     Corporation and U.S. Trust New York (from
                                                     February 1990 until September 1995); and
                                                     Chairman, U.S. Trust Company (from March
                                                     1993 to May 1997).

Donald L. Campbell         Director                  Retired; Director of the Companies (since
333 East 69th Street                                 1984); Director of UST Master Variable
Apt. 10-H                                            Series, Inc. (from 1994 to June 1997);
New York, NY 10021                                   Trustee of Excelsior Institutional Trust
Age:   73                                            (since 1995); and Director, Royal Life
                                                     Insurance Co. of New York (since 1991).

-------------------
(1) This director is considered to be an "interested person" of the Companies as defined in the 1940 Act.

Rodman L. Drake                             Director                  Director of the Companies (since 1996);
Continuation Investments Group, Inc.                                  Trustee of Excelsior Institutional Trust
1251 Avenue of the Americas                                           and Excelsior Funds (since 1994);
9th Floor                                                             Director, Parsons Brinkerhoff, Inc.
New York, NY  10020                                                   (engineering firm) (since 1995);
Age:   56                                                             President, Continuation Investments Group,
                                                                      Inc. (since 1997); President, Mandrake
                                                                      Group (investment and consulting firm)
                                                                      (1994-1997); Director, Hyperion Total
                                                                      Return Fund, Inc. and four other funds for
                                                                      which Hyperion Capital Management, Inc.
                                                                      serves as investment adviser (since 1991);
                                                                      Co-Chairman, KMR Power Corporation (power
                                                                      plants) (from 1993 to 1996); Director, The
                                                                      Latin America Smaller Companies Fund, Inc.
                                                                      (1993-1998); Member of Advisory Board,
                                                                      Argentina Private Equity Fund L.P. (from
                                                                      1992 to 1996) and Garantia L.P. (Brazil)
                                                                      (from 1993 to 1996); and Director, Mueller
                                                                      Industries, Inc. (from 1992 to 1994).

Joseph H. Dugan                             Director                  Retired; Director of the Companies (since
913 Franklin Lake Road                                                1984); Director of UST Master Variable
Franklin Lakes, NJ  07417                                             Series, Inc. (from 1994 to June 1997); and
Age:   74                                                             Trustee of Excelsior Institutional Trust
                                                                      (since 1995).

Wolfe J. Frankl                             Director                  Retired; Director of the Companies (since
2320 Cumberland Road                                                  1986); Director of UST Master Variable
Charlottesville, VA  22901-7726                                       Series, Inc. (from 1994 to June 1997);
Age:   78                                                             Trustee of Excelsior Institutional Trust
                                                                      (since 1995); Director, Deutsche Bank
                                                                      Financial, Inc. (since 1989); Director,
                                                                      The Harbus Corporation (since 1951); and
                                                                      Trustee, HSBC Funds Trust and HSBC Mutual
                                                                      Funds Trust (since 1988).

Jonathan Piel                               Director                  Director of the Companies (since 1996);
558 E. 87th Street                                                    Trustee of Excelsior Institutional Trust
New York, NY  10128                                                   and Excelsior Funds (since 1994); Vice
Age:   60                                                             President and Editor, Scientific American,
                                                                      Inc. (from 1986 to 1994); Director, Group
                                                                      for The South Fork, Bridgehampton, New
                                                                      York (since 1993); and Member, Advisory
                                                                      Committee, Knight Journalism Fellowships,
                                                                      Massachusetts Institute of Technology
                                                                      (since 1984).

Robert A. Robinson                          Director                  Director of the Companies (since 1987);
Church Pension  Group                                                 Director of UST Master Variable Series,
445 Fifth Avenue                                                      Inc. (from 1994 to June 1997); Trustee of
New York, NY  10017                                                   Excelsior Institutional Trust (since
Age:   73                                                             1995); President Emeritus, The Church
                                                                      Pension Fund and its affiliated companies
                                                                      (since 1966); Trustee, H.B. and F.H.
                                                                      Bugher Foundation and Director of its
                                                                      wholly owned subsidiaries -- Rosiclear
                                                                      Lead and Flourspar Mining Co. and The
                                                                      Pigmy Corporation (since 1984); Director,
                                                                      Morehouse Publishing Co. (1974-1998);
                                                                      Trustee, HSBC Funds Trust and HSBC Mutual
                                                                      Funds Trust (since 1982); and Director,
                                                                      Infinity Funds, Inc. (since 1995).

Alfred C. Tannachion (1)                    Director                  Retired; Director of the Companies (since
6549 Pine Meadows Drive                                               1985); Chairman of the Board of Excelsior
Spring Hill, FL  34606                                                Fund and Excelsior Tax-Exempt Fund (1991-
Age:   73                                                             1997) and Excelsior Institutional Trust
                                                                      (1996-1997); President and Treasurer of
                                                                      Excelsior Fund and Excelsior Tax-Exempt
                                                                      Fund (1994-1997) and Excelsior
                                                                      Institutional Trust (1996-1997); Chairman
                                                                      of the Board, President and Treasurer of
                                                                      UST Master Variable Series, Inc. (1994-
                                                                      1997); and Trustee of Excelsior
                                                                      Institutional Trust (since 1995).

W. Bruce McConnel, III                      Secretary                 Partner of the law firm of Drinker Biddle
One Logan Square                                                      & Reath LLP.
18th and Cherry Streets
Philadelphia, PA  19103-6996
Age:   56

Michael P. Malloy                           Assistant Secretary       Partner of the law firm of Drinker Biddle
One Logan Square                                                      & Reath LLP.
18th and Cherry Streets
Philadelphia, PA  19103-6996
Age:  40

Eddie Wang                                  Assistant Secretary       Manager of Blue Sky Compliance, Chase
Chase Global Funds Services Company                                   Global Funds Services Company (November
73 Tremont Street                                                     1996 to present); and Officer and Manager
Boston, MA  02108-3913                                                of Financial Reporting, Investors Bank &
Age:   38                                                             Trust Company (January 1991 to November
                                                                      1996).

Patricia M. Leyne                           Assistant Treasurer       Assistant Vice President, Senior Manager
Chase Global Funds Services Company                                   of Fund Administration, Chase Global Funds
73 Tremont Street                                                     Services Company (since July 1998);
Boston, MA  02108-3913                                                Assistant Treasurer, Manager of Fund
Age:   32                                                             Administration, Chase Global Funds
                                                                      Services Company (from November 1996 to
                                                                      July 1998); Supervisor, Chase Global
                                                                      Funds Services Company (from September
                                                                      1995 to November 1996); Fund
                                                                      Administrator, Chase Global Funds Services
                                                                      Company (from February 1993 to September
                                                                      1995).

-------------------
(1) This director is considered to be an "interested person" of the Companies as defined in the 1940 Act.

          Each director receives an annual fee of $9,000 with respect to each Company plus a per - Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum with respect to each Company for services in such capacity. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Companies. The employees of CGFSC do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Companies. As of July 13, 1999, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding shares of each fund of each Company, and less than 1% of the outstanding shares of all funds of each Company in the aggregate.

         The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.

                                                Pension or
                                                Retirement
                               Aggregate         Benefits      Total Compensation
                             Compensation       Accrued as     from the Companies
Name of                          from            Part of       and Fund Complex*
Person/Position              the Companies    Fund Expenses    Paid to Directors
---------------              -------------    -------------    -----------------
Donald L. Campbell               $28,500           None           $33,250(3)**
Director

Rodman L. Drake                  $31,500           None           $41,250(4)**
Director

Joseph H. Dugan                  $31,500           None           $36,500(3)**
Director

Wolfe J. Frankl                  $36,500           None           $36,500(3)**
Director

W. Wallace McDowell, Jr.***      $21,000           None           $28,000(4)**
Director

Jonathan Piel                    $31,500           None           $41,500(4)**
Director

Robert A. Robinson               $31,500           None           $36,500(3)**
Director

Alfred C. Tannachion             $31,500           None           $36,500(3)**
Director

Frederick S. Wonham              $41,500           None           $51,500(4)**
Chairman of the Board,
President and Treasurer

-------------------
* The "Fund Complex" consists of the Excelsior Fund, Excelsior Tax-Exempt Fund, Excelsior Funds and Excelsior Institutional Trust.
** Number of investment companies in the Fund Complex for which director served as director or trustee.

*** Mr. McDowell resigned from Excelsior Fund, Excelsior Tax-Exempt Fund, Excelsior Funds and Excelsior Institutional Trust on May 21, 1999.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

          U. S. Trust New York and U.S. Trust Company (collectively with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as investment advisers to the Funds. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for the Funds.

          For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each of the Money, Government Money and Tax-Exempt Money Funds; 0.30% of the Treasury Money Fund's average daily net assets; and 0.50% of the New York Tax-Exempt Money Fund's average daily net assets.

          From time to time, the Adviser may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time.

          For the fiscal year or period ended March 31, 1999, Excelsior Fund paid U.S. Trust advisory fees of $1,475,748, $1,381,779 and $1,403,045 with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid U.S. Trust advisory fees of $2,696,982 and $277,593 with respect to the Tax-Exempt Money and New York Tax-Exempt Money Funds, respectively. For the fiscal year or period ended March 31, 1999, U.S. Trust waived advisory fees totaling $358,360, $184,188, $151,843,
$827,107 and $532,521 with respect to the Money, Government Money, Treasury Money, Tax-Exempt Money and New York Tax-Exempt Money Funds, respectively.


          For the fiscal year ended March 31, 1998, Excelsior Fund paid U.S. Trust advisory fees of $1,036,066, $1,216,265 and $1,108,480 with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid U.S. Trust advisory fees of $2,325,765 with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1998, U.S. Trust waived advisory fees totaling $231,368, $168,737, $82,614 and $627,413 with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

          For the fiscal year ended March 31, 1997, Excelsior Fund paid U.S. Trust New York advisory fees of $810,101, $1,136,936 and $828,277 with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid U.S. Trust advisory fees of New York $1,891,333 with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1997, U.S. Trust New York waived advisory fees totaling $215,132, $183,979, $79,008 and $502,764 with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

          The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          CGFSC, Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust Company (collectively, the "Administrators") serve as the Companies' administrators and provide the Funds with general administrative and operational assistance. Under the Administration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt-interest dividends," and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Money, Government Money, Treasury Money and Tax-Exempt Money Funds' administrators pursuant to administration agreements substantially similar to the Administration Agreements currently in effect for the Funds.

          The Administrators also provide administrative services to the other investment portfolios of the Companies and to all of the investment portfolios of Excelsior Institutional Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Companies and Excelsior Institutional Trust (except for the international portfolios of Excelsior Fund and Excelsior Institutional Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Fund and Excelsior Institutional Trust) as follows:

                   Combined Aggregate Average Daily Net Assets
                of Excelsior Fund, Excelsior Tax-Exempt Fund and
                    Excelsior Institutional Trust (excluding
                 the international portfolios of Excelsior Fund
                       and Excelsior Institutional Trust)


                                                                      Annual Fee
                                                                      ----------
First $200 million....................................................    0.200%
Next $200 million.....................................................    0.175%
Over $400 million.....................................................    0.150%

          Administration fees payable to the Administrators by each portfolio of the Companies and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

          For the fiscal year or period ended March 31, 1999, Excelsior Fund paid the Administrators $1,122,463, $958,200 and $792,993 in the aggregate with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid the Administrators $2,156,742 and $248,317 in the aggregate with respect to the Tax-Exempt Money and New York Tax-Exempt Money Funds, respectively. For the fiscal year or period ended March 31, 1999, the Administrators waived fees totaling $11 and $172 with respect to the Money and Government Money Funds, respectively.

          For the fiscal year ended March 31, 1998, Excelsior Fund paid CGFSC, Federated Administrative Services and U.S. Trust $775,667, $847,526 and $607,458 in the aggregate with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust $1,807,345 in the aggregate with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1998, CGFSC, Federated Administrative Services and U.S. Trust waived fees totaling $3 and $96 with respect to the Money and Government Money Funds, respectively.

          For the fiscal year ended March 31, 1997, Excelsior Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $630,623, $811,988 and $464,931 in the aggregate with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $1,472,582 in the aggregate with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York waived fees totaling $8 and $256 with respect to the Money and Government Money Funds, respectively.

BANKING LAWS

          Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State securities laws may differ from the interpretations of federal law discussed in this paragraph and banks and financial institutions may be required to register as dealers pursuant to state law.

          Should legislative, judicial, or administrative action prohibit or restrict the activities of the Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect their net asset values per Share or result in financial loss to any shareholder.

SHAREHOLDER ORGANIZATIONS

          The Companies have entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Retail Shares or Institutional Shares in consideration for a Fund's payment of not more than the annual rate of 0.40% or 0.15%, respectively of the average daily net assets of the Fund's Retail Shares or Institutional Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Retail Shares or Institutional Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Retail Shares or Institutional Shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers; and
(g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment. Until further notice, the Adviser and Administrators have voluntarily agreed to waive fees payable by a Fund in an aggregate amount equal to administrative service fees payable by that Fund.

          The Companies' agreements with Shareholder Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to a Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such Disinterested Directors.

          For the fiscal years ended March 31, 1999, 1998 and 1997, payments to Shareholder Organizations for Retail Shares totaled $358,371, $231,371 and $215,140;

$184,360, $168,833 and $184,235; $151,843, $82,614 and $79,008; and $827,107,
$627,413 and $502,764 with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively. Of these respective amounts, $358,333, $231,347 and $215,090; $183,330, $168,139 and $182,579; $151,843,
$82,614 and $79,008; and $827,104, $627,412 and $502,764 were paid to affiliates of U.S. Trust with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively. For the fiscal period ended March 31, 1999, payments to Shareholder Organizations totaled $7,879 with respect to the New York Tax-Exempt Money Fund. Of this amount, $7,879 was paid to affiliates of U.S. Trust with respect to the New York Tax-Exempt Money Fund. As of the date of this SAI, there were no Institutional Shares issued.

EXPENSES

          Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include taxes; interest; fees (including fees paid to the Companies' directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

CUSTODIAN AND TRANSFER AGENT

          The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of the Chase Manhattan Corporation, serves as custodian of the Funds' assets. Under the Custodian Agreements, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to each Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

          U.S. Trust New York serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to each Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services. U.S. Trust New York is located at 114 W. 47th Street, New York, New York 10036.

          U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreements, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108-3913. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Companies for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.

                             PORTFOLIO TRANSACTIONS

          Subject to the general control of the Companies' Boards of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of each of the Funds.

          The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

          Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

          The Investment Advisory Agreements between the Companies and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

          Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 1999, the Excelsior Money Fund held one corporate bond issued by Merrill Lynch & Co. with a principal amount of $45,000,000.

                             INDEPENDENT AUDITORS

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 1999 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.

                                    COUNSEL


          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Companies, and Mr. Malloy, Assistant Secretary of the Companies, are partners), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, is counsel to the Companies, and will pass upon the legality of the Shares offered by the Prospectus.

                    ADDITIONAL INFORMATION CONCERNING TAXES

GENERALLY

          The following supplements the tax information contained in the Prospectus.

          For federal income tax purposes, each Fund is treated as a separate corporate entity , and has qualified and intends to continue to qualify as a regulated investment company. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and/or foreign taxes.

TAXABLE FUNDS

          The Taxable Funds' distributions will generally be taxable to shareholders. The Taxable Funds expect that all, or substantially all, of their distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable. You will be notified annually of the tax status of distributions to you.

TAX-EXEMPT FUNDS

          The distributions by the Tax-Exempt Funds will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Tax-Exempt Funds' investments, that a portion of the Funds' distributions could be taxable to shareholders as ordinary income or capital gains, but the Tax-Exempt Funds do not expect that this will be the case.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

          You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

          Each Tax-Exempt Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

          In order for the Tax-Exempt Funds to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Tax-Exempt Funds will notify their shareholders of the portion of the dividends paid by such Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Tax-Exempt Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Exempt Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Tax-Exempt Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Tax-Exempt Funds for such year.

          The Tax-Exempt Funds intend to distribute to their shareholders any investment company taxable income earned by such Fund for each taxable year. In general, the Tax-Exempt Funds' investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as ordinary income (whether paid in cash or additional shares).

                                      * * *

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Funds' distributions, if any, that are attributable to intent on federal securities or interest on securities of the particular state or localities within the state. For example, distributions from the New York Tax-Exempt Money Fund will generally be exempt from federal, New York State and New York City taxes.

                               YIELD INFORMATION

          Each Fund may advertise its seven-day yield which refers to the income generated over a particular seven-day period identified in the advertisement by an investment in the Fund. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Funds may also advertise their "effective yields" which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment.

          Yields will fluctuate and any quotation of yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in Shares will not be included in calculations of yield.

          The standardized annualized seven-day yields for the Shares of the Funds are computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund involved, having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each of the Funds includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, net of all fees that are charged to all Shareholder accounts and to the particular series of Shares in proportion to the length of the base period, other than nonrecurring account or any sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. In addition, each Fund may use effective compound yield quotations for its Shares computed by adding 1 to the unannualized base period return (calculated as described above), raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results.

          From time to time, in advertisements, sales literature or in reports to shareholders, the yields of each Money Market Fund's Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of such a Fund's Shares may be compared to the Donoghue's Money Fund average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. The yields of the Taxable Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

          Yield data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature, may also be used in comparing the Funds' yields.

          The current yields for the Funds' Shares may be obtained by calling
(800) 446-1012. For the seven-day period ended March 31, 1999, the annualized yields for Retail Shares of the Money Fund, Government Money Fund, Treasury Money Fund, Tax- Exempt Money Fund and New York Tax-Exempt Money Fund were 4.47%, 4.53%, 4.31%, 2.47% and 2.36%, respectively, and the effective yields for Retail Shares of such respective Funds were 4.57%, 4.63%, 4.40%, 2.50% and 2.39%.

          The "tax-equivalent" yield of the Tax-Exempt Money Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any of the yield that is not exempt from federal income tax. Tax-equivalent yields assume the payment of federal income taxes at a rate of 31%.

          The "tax-equivalent" yield of the New York Tax-Exempt Money Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from both federal and New York State income taxes by one minus a stated combined federal and New York State income tax rate; (b) dividing the portion of the yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. Tax-equivalent yields assume a federal income tax rate of 31%, a New York State and New York City marginal income tax rate of 10.21% and an overall tax rate taking into account the federal tax deduction for state and local taxes paid of 38.04%.

          Based on the foregoing calculation, the annualized tax-equivalent yield of the Retail Shares of the Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund for the seven-day period ended March 31, 1999 were 3.58% and 3.86%.

                                 MISCELLANEOUS

          As used herein, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company. In determining the net asset value of a Fund's Shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

          As of July 13, 1999, U.S. Trust and its affiliates held of record substantially all of the Companies' outstanding Shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such Retail Shares.

          As of July 13, 1999, the name, address and percentage ownership of each person, in addition to U.S. Trust and its affiliates, that owned beneficially or of record 5% or more of the outstanding Shares of a Fund were as follows: Excelsior Funds, Inc.: GOVERNMENT MONEY FUND: Illinios Power & Fuel, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 7.75%; and the Healy LTD Partnership, c/o United

States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.29%; Excelsior Tax-Exempt Funds, Inc.: NEW YORK TAX-EXEMPT MONEY FUND:
Christopher H. Browne, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 7.31%.

          As of July 13, 1999, the name, address and percentage ownership of each person, in addition to U.S. Trust and its affiliates, that owned beneficially or of record 5% or more of the outstanding Institutional Shares of the Money Fund were as follows: Money Fund: Barnett Executive Benefit Plan, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 35.58%; and M. Kemmerer, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.05%. As of the date of this SAI, there were no Instiutional Shares issued.

                             FINANCIAL STATEMENTS

          The audited financial statements and notes thereto in the Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 1999 (the "1999 Annual Reports") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 1999 Annual Reports are incorporated by reference herein. The financial statements included in the 1999 Annual Reports for the Funds have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 1999 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 1999 Annual Reports may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                  APPENDIX A

COMMERCIAL PAPER RATINGS

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.

          Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

          "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

          The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


          "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery , around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for redemption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


          "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Statement Of Assets And Liabilities August 31, 1998

Assets:
Investments in Cash Reserves Portfolio (the "Portfolio"), at value (Note 1) ....     $ 174,145,038
Deferred organization expenses (Note 1) ........................................             8,021
                                                                                     -------------
  Total assets ..................................................................      174,153,059
                                                                                     -------------
Liabilities:
Dividends payable ..............................................................           492,177
Payable for fund shares redeemed ...............................................         1,500,000
Shareholder servicing fees payable (Note 2) ....................................           311,954
Administration service fees payable (Note 2) ...................................             2,335
Transfer agent fees payable (Note 2) ...........................................             2,128
Other accrued expenses .........................................................            25,309
                                                                                     -------------
  Total liabilities.............................................................         2,333,903
                                                                                     -------------
Net Assets for 171,819,156 shares of beneficial interest outstanding ...........     $ 171,819,156
                                                                                     =============
Represented by:
Paid-in capital ................................................................     $ 171,819,156
                                                                                     =============
Net Asset Value, Offering Price and Redemption Price Per Share .................     $        1.00
                                                                                     =============


 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Statement Of Operations
 For the year ended August 31, 1998

Investment Income from Portfolio (Note 1):
Interest income (includes $17,160 of net realized gains) .......                      $ 10,776,590
Allocated expenses .............................................                          (187,207)
                                                                                      ------------
                                                                                        10,589,383
Expenses (Note 1):
Shareholder servicing fees (Note 2) ............................    $  747,297
Administration service fees (Note 2) ...........................       186,824
Professional fees ..............................................        50,542
Amortization of organization expenses (Note 1) .................        42,435
Registration fees ..............................................        36,045
Prospectus and shareholders' reports ...........................        26,003
Transfer agent fees (Note 2) ...................................        24,745
Trustees' fees and expenses (Note 2) ...........................        19,750
Miscellaneous expenses .........................................           171
                                                                    ----------
   Total expenses ..............................................     1,133,812
   Less: Waiver of shareholder servicing fees (Note 2) .........      (725,026)
   Less: Waiver of administration service fees (Note 2) ........      (128,164)
                                                                    ----------
   Net expenses ................................................                           280,622
                                                                                      ------------
Net investment income from operations ..........................                      $ 10,308,761
                                                                                      ============

                       See notes to financial statements

 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets

                                                                     For the Year Ended August 31,
                                                                       1998                  1997
                                                                ----------------      ----------------
Increase (Decrease) in Net Assets:
Net investment income from operations ......................    $     10,308,761      $     16,949,906
                                                                ----------------      ----------------
Dividends to shareholders from net investment income .......         (10,308,761)          (16,949,906)
                                                                ----------------      ----------------
Transactions in Shares of Beneficial Interest
  ($1.00 Per Share)
Net proceeds from shares sold ..............................       2,050,291,956         4,074,986,293
Reinvestment of dividends ..................................           3,681,052             6,115,286
Cost of shares redeemed ....................................      (2,197,914,554)       (4,058,630,393)
                                                                ----------------      ----------------
  Net increase (decrease) in net assets resulting from
     transactions in shares of beneficial interest .........        (143,941,546)           22,471,186
                                                                ----------------      ----------------
  Total increase (decrease) in net assets ..................        (143,941,546)           22,471,186
Net Assets:
Beginning of year ..........................................         315,760,702           293,289,516
                                                                ----------------      ----------------
End of year ................................................    $    171,819,156      $    315,760,702
                                                                ================      ================


 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Financial Highlights

                                                                                                                    For the period
                                                                                                                   November 8, 1993
                                                                                                                   (commencement of
                                                                       For the Year ended August 31,                operations) to
                                                           1998           1997          1996           1995         August 31, 1994
                                                      -------------  -------------  -------------  ------------   ------------------
Net Asset Value, beginning of period ...............    $   1.00       $   1.00       $   1.00       $   1.00       $     1.00
Net investment income from operations ..............      0.0551         0.0543         0.0547         0.0579           0.0308
Dividends from net investment income ...............     (0.0551)       (0.0543)       (0.0547)       (0.0579)         (0.0308)
                                                        --------       --------        -------        -------       ----------
Net Asset Value, end of period .....................    $   1.00       $   1.00       $   1.00       $   1.00       $     1.00
                                                        ========        =======        =======        =======       ==========
Total Return .......................................        5.65%          5.57%          5.61%          5.95%            3.87%(2)
                                                        ========        =======        =======        =======       ==========
Ratios:
 Net investment income to average net assets (1)            5.52%          5.40%          5.55%          5.59%            4.39%(2)
 Expenses to average net assets (1) ................        0.25%          0.25%          0.25%          0.25%            0.19%(2)
Total Net Assets, end of period (000's omitted) ....    $171,819       $315,761       $293,290       $638,111       $  770,658

(1) Reflects the Fund's proportionate share of the Portfolio's expenses as well as voluntary fee waivers by agents of the Portfolio and the Trust. If the voluntary fee waivers had not been in place, the ratios of net investment income and expenses to average net assets would have been as follows:

    Net investment income to average net assets .....     4.94%           4.92%          5.11%       5.16%       4.28%(2)
    Expenses to average net assets ..................     0.83%           0.74%          0.69%       0.68%       0.31%(2)

(2) Annualized

                       See notes to financial statements

     Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
     Notes To Financial Statements

(1)  Significant Accounting Policies

Excelsior Institutional Money Fund (the "Fund") is a series of Excelsior Funds (the "Trust"), an open-end diversified management investment company registered under the Investment Company Act of 1940.

U.S. Trust Company of Connecticut ("U.S. Trust Connecticut"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services ("FAS"), a wholly-owned subsidiary of Federated Investors, Inc. (collectively, the "Administrators"), serve as Administrators of the Trust. U.S. Trust Connecticut is a wholly-owned subsidiary of U.S. Trust Corporation ("U.S. Trust"), a registered bank holding company. Edgewood Services, Inc. ("Edgewood"), a wholly-owned subsidiary of Federated Investors, Inc. serves as distributor to the Fund.

It is the Fund's policy, to the extent possible, to maintain a continuous net asset value of $1.00 per share; the Fund has adopted certain investment, valuation, dividend and distribution policies to enable it to do so.

The Fund invests all of its investable assets in the Cash Reserves Portfolio (the "Portfolio"), an open-end diversified management investment company for which Citibank, N.A. serves as Investment Advisor. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (2.0% at August 31, 1998).

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

A. Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. Investment Income -- The Fund earns interest income, net of Portfolio expenses, daily on its investment in the Portfolio. Realized gain and loss from securities transactions are recorded by the Portfolio on the identified cost basis, when recognized, and allocated to the Fund, along with net investment income, based on its investment in the Portfolio.

C. Dividends to Shareholders -- Dividends from net investment income are declared daily and paid monthly. Distributions from net realized gains or losses, if any, are declared daily as income and paid monthly.

D. Federal Income Taxes -- It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

E. Expenses -- The Fund bears all costs of its operations other than expenses specifically assumed by the Administrators.

F. Deferred Organization Expenses -- Organization expenses have been deferred and are being amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption of the Fund's initial share, will be reduced by the pro rata portion of any unamortized organization expenses which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

G. Other -- All of the net income of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio at the time of such determination.

     Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
     Notes To Financial Statements continued

(2)  Administration Fee and Other Transactions With Affiliates

A. Administration Fee -- For services provided to the Fund, the Administrators are entitled jointly to an annual fee, payable monthly, at a maximum annual rate of 0.10% of the average daily net assets of the Fund. For the year ended August 31, 1998, administration fees totaling $158,800 were charged by U.S. Trust Connecticut, of which $128,164 were waived.

For the year ended August 31, 1998, the Fund paid FAS administration fees totaling $28,024. Edgewood receives no compensation from the Fund in its capacity as distributor of the Fund's shares.

For the year ended August 31, 1998, CGFSC received fees amounting to $24,745, for providing transfer agency services to the Fund.

B. Shareholder Servicing Fee -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with United States Trust Company of New York, a wholly-owned subsidiary of U.S. Trust, BISYS and Mid Atlantic Capital Group Inc. (the "Service Organizations") pursuant to which each Service Organization, as agent for its customers, provides administrative support services. For its services, each Service Organization may receive a fee from the Fund, which may not exceed, on an annual basis, an amount equal to 0.40% of the average daily net assets of Fund shares owned by customers of the Service Organization. For the year ended August 31, 1998, the Service Organizations received fees amounting to $22,271, which is net of $725,026 which was voluntarily waived, for providing shareholder servicing the Fund.

C. Other -- Independent Trustees receive an annual retainer of $4,000 and an additional $250 for each meeting of the Board of Trustees attended. In addition, the Trust reimburses independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees.

 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Report of Independent Accountants


To the Trustees and the Shareholders of
Excelsior Funds (the Trust):
Excelsior Institutional Money Fund


In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Excelsior Institutional Money Fund (the "Fund"), a series of the Excelsior Funds, at August 31, 1998 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston Massachusetts
October 27, 1998



--------------------------------------------------------------------------------
 Important Tax Information unaudited



For the year ended August 31, 1998, 1.5% of the income dividends paid were derived from interest earned from U.S. Government and U.S. Government agency obligations.

 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments August 31, 1998

                                               Principal
                                                 Amount
Issuer                                       (000's omitted)              Value
-------------------------------------------------------------------------------------
ASSET BACKED--11.0%
Sigma Finance Corp.*
 5.64% due 8/27/99                           $  197,000                $ 196,990,868
Steers*
 5.641% due 10/15/98                            160,000                  160,000,000
 5.652% due 11/10/98                            191,000                  190,992,928
 5.648% due 3/25/99                              78,069                   78,069,058
Strategic Money Market Trust
 Receipts*
 5.656% due 3/05/99                             213,000                  213,000,000
Strats Trust*
 5.663% due 12/15/98                            130,000                  130,000,000
                                                                       -------------
                                                                         969,052,854
                                                                       -------------

BANK NOTES--4.8%
Bank of New York
 5.50% due 2/17/99                              100,000                   99,968,885
First Union Bank
 5.49% due 9/01/99                               75,000                   75,000,000
FCC National Bank
 5.68% due 6/03/99                               50,000                   49,974,737
 5.86% due 10/02/98                             100,000                   99,995,126
Nationsbank
 5.57% due 6/25/99                              100,000                   99,960,129
                                                                       -------------
                                                                         424,898,877
                                                                       -------------

CERTIFICATES OF DEPOSIT
(DOMESTIC)--1.8%
Chase Manhattan Bank
 5.74% due 5/10/99                               57,000                   56,977,486
Morgan Guaranty Trust Co.
 5.55% due 2/02/99                              100,000                  100,000,000
                                                                       -------------
                                                                         156,977,486
                                                                       -------------

CERTIFICATES OF DEPOSIT
(EURO)--1.1%
Barclays Bank
 5.58% due 12/29/98                             100,000                  100,003,242
                                                                       -------------
CERTIFICATES OF DEPOSIT
(YANKEE)--32.4%
ABN Amro Bank
 5.62% due 4/14/99                               75,000                   74,977,837
Bank of Nova Scotia
 5.65% due 3/29/99                               38,000                   37,969,974
 5.59% due 8/24/99                               25,000                   24,997,654


Bank of Tokyo Mitsubishi
 5.73% due 9/08/98                           $  400,000                $ 400,000,000
Barclays Bank
 5.82% due 10/05/98                             125,000                  124,994,431
 5.53% due 2/23/99                              100,000                   99,972,398
 5.70% due 3/30/99                              100,000                   99,966,931
Bayeriche Landesbank
 5.70% due 1/07/99                               60,000                   59,991,936
 5.65% due 7/23/99                               50,000                   49,954,213
Credit Agricole Indosuez
 5.74% due 4/26/99                               75,000                   74,961,397
Credit Communal de Belgique
 5.62% due 3/19/99                               45,000                   44,975,420
Credit Suisse First Boston
 5.69% due 7/06/99                              100,000                  100,000,000
Deutsche Bank
 5.62% due 2/26/99                              100,000                   99,976,622
 5.65% due 3/02/99                              100,000                   99,976,103
 5.65% due 8/06/99                              100,000                   99,951,040
Rabobank Nederland
 5.60% due 3/17/99                               50,000                   49,986,831
 5.71% due 6/11/99                              100,000                   99,962,179
 5.69% due 6/30/99                               75,000                   74,990,829
 5.64% due 7/30/99                              103,000                  102,979,080
Societe Generale Bank
 5.75% due 4/06/99                              150,000                  149,960,148
 5.76% due 4/16/99                               75,000                   74,982,134
Societe Generale Bank*
 5.563% due 5/20/99                             175,800                  175,714,046
Svenska Handelsbanken
 5.75% due 5/04/99                               57,000                   56,981,681
 5.76% due 5/25/99                               75,000                   74,968,617
 5.74% due 6/01/99                               77,000                   76,960,883
Swiss Bank Corp.
 5.715% due 6/14/99                             100,000                   99,969,983
Toronto Dominion Bank
 5.71% due 6/15/99                              100,000                   99,969,868
 5.71% due 6/23/99                               85,000                   84,973,674
 5.54% due 8/18/99                              135,000                  134,898,090
                                                                       -------------
                                                                       2,849,963,999
                                                                       -------------
COMMERCIAL PAPER--5.0%
Aspen Funding Corp.
 5.88% due 9/01/98                              140,000                  140,000,000
General Electric Capital Corp.
 5.92% due 9/01/98                              100,000                  100,000,000
 5.44% due 9/09/98                               40,000                   39,951,645

 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments August 31, 1998 continued

                                       Principal
                                         Amount
Issuer                              (000's omitted)           Value
--------------------------------------------------------------------------------
J. P. Morgan & Co., Inc.
 5.376% due 12/11/98                $    25,000        $   24,622,933
Newport Funding Corp.
 5.875% due 9/01/98                     140,000           140,000,000
                                                       --------------
                                                          444,574,578
                                                       --------------
CORPORATE NOTES--23.0%
Associates Corp. of North
 America*
 5.61% due 1/04/99                      200,000           199,959,365
 5.53% due 6/29/99                      150,000           149,903,404
Bank One, Wisconsin*
 5.65% due 10/23/98                     100,000            99,988,872
Bear Stearns*
 5.62% due 6/04/99                      225,000           225,000,000
Credit Suisse*
 5.63% due 10/07/98                     200,000           200,000,000
 5.63% due 11/09/98                     125,000           125,000,000
J. P. Morgan & Co., Inc.*
 5.57% due 7/07/99                      210,000           209,896,991
Key Bank National
 Association*
 5.555% due 9/28/98                     200,000           199,989,284
 5.585% due 5/12/99                      88,000            87,956,661
Merrill Lynch & Co., Inc.*
 5.76% due 10/05/98                     100,000           100,013,442
PNC Bank National
 Association*
 5.60% due 10/02/98                     230,000           229,986,663
Royal Bank of Canada*
 5.54% due 2/16/99                      200,000           199,937,000
                                                       --------------
                                                        2,027,631,682
                                                       --------------
MEDIUM TERM NOTES--7.7%
Abbey National Treasury
 Services
 5.54% due 1/20/99                      125,000           124,991,658
 5.525% due 1/26/99                     100,000            99,982,606
 5.476% due 6/15/99                     100,000            99,914,519
 5.58% due 8/25/99                      100,000            99,961,541
Norwest Financial Inc.
 5.55% due 8/31/99                      100,000            99,971,291
Sigma Finance Corp.
 5.94% due 11/17/98                     150,000           150,000,000
                                                       --------------
                                                          674,821,615
                                                       --------------
PROMISSORY NOTES--4.0%
Goldman Sachs Group*
 5.699% due 11/13/98                $   350,000        $  350,000,000
                                                       --------------
TIME DEPOSITS--6.1%
Dresdner Bank
 6.00% due 9/01/98                      135,084           135,084,000
Harris Trust & Savings Bank
 5.938% due 9/01/98                     150,000           150,000,000
ING Bank
 5.938% due 9/01/98                      75,000            75,000,000
Norddeutsche Landesbank
 6.00% due 9/01/98                       76,200            76,200,000
Westdeutsche Landesbank
 5.938% due 9/01/98                     100,000           100,000,000
                                                       --------------
                                                          536,284,000
                                                       --------------
REPURCHASE AGREEMENTS--2.8%
First Union Bank Repurchase Agreement
   5.83% due 9/01/98 (collateralized by
   $48,468,000 Federal National Mortgage
   Association, Zero coupon due 12/14/98,
   valued at $48,475,849; $41,929,000,
   6.96% due 4/02/07, valued at
   $41,935,790; $46,763,000, 5.50% due
   2/25/00, valued at $46,770,573;
   $10,517,000, 6.65% due 11/14/07,
   valued at $10,518,703; $47,285,000
   Federal Home Loan Mortgage
   Association, 5.98% due 6/18/08, valued
   at $47,292,658; $31,716,000, 6.28%
   due 8/19/05, valued at $31,721,136;
   and $23,322,000, 6.51% due 8/18/808,
   valued at $23,325,777)
                                                          250,000,000
                                                       --------------
Total Investments at
   Amortized Cost                          99.7%        8,784,208,333
Other Assets, Less
   Liabilities                              0.3            21,701,283
                                    -----------        --------------
Net Assets                                100.0%       $8,805,909,616
                                    ===========        ==============

 * Variable interest rate -- subject to periodic change.

 See notes to financial statements

 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Statement of Assets and Liabilities   August 31, 1998

Assets:
Investments at value (Note 1A).................................    $8,784,208,333
Interest receivable............................................        97,556,173
                                                                   --------------
 Total assets..................................................     8,881,764,506
Liabilities:
Payable for investment purchased...............................        75,000,000
Payable to affiliate--Investment Advisory fee (Note 2A)........           635,623
Accrued expenses and other liabilities.........................           219,267
                                                                   --------------
 Total liabilities.............................................        75,854,890
                                                                   --------------
Net Assets.....................................................    $8,805,909,616
                                                                   ==============
Represented by:
Paid-in capital for beneficial interests.......................    $8,805,909,616
                                                                   ==============




 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Statement of Operations
 For the Year Ended August 31, 1998

Interest Income (Note 1B):................................                       $513,556,789

Expenses:
Investment advisory fees (Note 2A)........................    $  13,394,307
Administrative fees (Note 2B).............................        4,464,769
Custody and fund accounting fees..........................        1,969,190
Audit fees................................................           39,700
Trustees' fees............................................           37,966
Legal fees................................................           31,427
Miscellaneous.............................................          112,193
                                                              -------------
   Total expenses.........................................       20,049,552
   Less aggregate amounts waived by Investment Adviser and
    Administrator (Notes 2A, and 2B)......................      (11,119,870)
   Less fees paid indirectly (Note 1E)....................             (797)
                                                              -------------
   Net expenses...........................................                          8,928,885
                                                                                 ------------
   Net investment income..................................                       $504,627,904
                                                                                 ============

See notes to financial statements

 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets

                                                                          Year Ended August 31,
                                                                ----------------------------------------
                                                                       1998                   1997
                                                                -----------------      -----------------
Increase (Decrease) in Net Assets from Operations:
Net investment income.......................................    $     504,627,904      $     339,604,126
                                                                -----------------      -----------------
Capital Transactions:
Proceeds from contributions.................................       30,335,511,897         33,685,999,190
Value of withdrawals........................................      (29,691,630,125)       (30,810,390,668)
                                                                -----------------      -----------------
Net increase in net assets from capital transactions........          643,881,772          2,875,608,522
                                                                -----------------      -----------------
Net Increase in Net Assets..................................        1,148,509,676          3,215,212,648
                                                                -----------------      -----------------
Net Assets:
Beginning of period.........................................        7,657,399,940          4,442,187,292
                                                                -----------------      -----------------
End of period...............................................    $   8,805,909,616      $   7,657,399,940
                                                                =================      =================


 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Financial Highlights

                                                                                    Year Ended August 31,
                                                     -----------------------------------------------------------------------------
                                                           1998             1997           1996             1995           1994
                                                     ---------------  ---------------  -------------  --------------  ------------
Ratios/Supplemental Data:
Net assets (000's omitted).........................  $     8,805,910  $     7,657,400  $   4,442,187  $    4,765,406  $  2,147,361
Ratio of expenses to average net assets............             0.10%            0.10%          0.10%           0.10%         0.11%
Ratio of net investment income to average net
 assets............................................             5.65%            5.57%          5.64%           5.88%         3.87%

 Note: If agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

Ratios:
Expenses to average net assets.....................             0.22%            0.23%          0.23%           0.23%         0.24%
Net investment income to average net assets........             5.53%            5.44%          5.50%           5.75%         3.74%

See notes to financial statements

     Cash Reserves Portfolio
--------------------------------------------------------------------------------
     Notes To Financial Statements

(1) Significant Accounting Policies

Cash Reserves Portfolio (the Portfolio) is registered under the U.S. Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Signature Financial Group (Grand Cayman), Ltd. (SFG) acts as the Portfolios Administrator and Citibank, N.A. (Citibank) acts as the Investment Adviser.

Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. Valuation of Investments __ Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolios use of amortized cost is subject to the Portfolios compliance with certain conditions as specified under Rule 2a-7 of the U.S. Investment Company Act of 1940.

B. Interest Income and Expenses __ Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG.

C. U.S. Federal Income Taxes __ The Portfolio is con-sidered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. Repurchase Agreements __ It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian banks vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreements underlying investments to ensure the existence of a proper level of collateral.

E. Fees Paid Indirectly __ The Portfolios custodian bank calculates its fees based on the Portfolios average daily net assets. The fees are reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

F. Other __ Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. Investment Advisory Fees and Administrative Fees

A. Investment Advisory Fee __ The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $13,394,307, of which $6,655,101 was voluntarily waived for the year ended August 31, 1998. The investment advisory fees are computed at an annual rate of 0.15% of the Portfolios average daily net assets.

B. Administrative Fees __ Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolios average daily net assets. The

     Cash Reserves Portfolio
--------------------------------------------------------------------------------
     Notes To Financial Statements continued

Administrative fees amounted to $4,464,769, all of which were voluntarily waived for the year ended August 31, 1998. The Portfolio pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. Investment Transactions

Purchases, maturities and sales of money market instruments aggregated $346,656,360,128 and $345,459,284,002, respectively, for the year ended August 31, 1998.

4. Line of Credit

The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Portfolio was $29,660. Since the line of credit was established, there have been no borrowings.


 Cash Reserves Portfolio
--------------------------------------------------------------------------------
 Independent Auditors' Report


To the Trustees and the Investors of Cash Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Cash Reserves Portfolio (the Portfolio) as at August 31, 1998 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Portfolios management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at August 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.




PricewaterhouseCoopers
Chartered Accountants

Toronto, Ontario
October 6, 1998

Administrators of the Fund
U.S. Trust Company of Connecticut
225 High Ridge Road
Stamford, CT 06905

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(617) 557-8000

Federated Administrative Services
Federated Investment Tower
1001 Liberty Avenue
Pittsburgh, PA 15222

Investment Adviser of the Portfolio
Citibank, N.A.
153 East 53rd Street
New York, NY 10043

Transfer Agent of the Fund
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 909-1989

Custodian and Transfer Agent
of the Portfolio
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor of the Fund
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230

Independent Accountants of the Fund
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110



                                   EXCELSIOR
                                     FUNDS




                                 Institutional
                                   Money Fund




                                 Annual Report
                                August 31, 1998

 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Statement Of Assets And Liabilities February 28, 1999 (unaudited)

Assets:
Investments in Cash Reserves Portfolio (the "Portfolio"), at value (Note 1) ....     $ 182,597,933
                                                                                     -------------
Liabilities:
Dividends payable ..............................................................           495,295
Administrative servicing fees payable (Note 2) .................................           326,133
Administration fees payable (Note 2) ...........................................             2,163
Transfer agent fees payable (Note 2) ...........................................             2,056
Other accrued expenses .........................................................            35,627
                                                                                     -------------
 Total liabilities .............................................................           861,274
                                                                                     -------------
Net Assets for 181,736,659 shares of beneficial interest outstanding ...........     $ 181,736,659
                                                                                     =============
Represented by:
Paid-in capital ................................................................     $ 181,736,659
                                                                                     =============
Net Asset Value, Offering Price and Redemption Price Per Share .................     $        1.00
                                                                                     =============


 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Statement Of Operations
 For the six months ended February 28, 1999 (unaudited)

Investment Income from Portfolio (Note 1):
Interest income (includes $12,823 of net realized gains) .......                    $4,718,889
Allocated expenses .............................................                       (88,195)
                                                                                    ----------
                                                                                     4,630,694
Expenses (Note 1):
Administrative servicing fees (Note 2) .........................    $  352,709
Administration fees (Note 2) ...................................        88,177
Professional fees ..............................................        36,565
Registration fees ..............................................        18,040
Transfer agent fees (Note 2) ...................................        12,351
Prospectus and shareholders' reports ...........................        11,377
Trustees' fees and expenses (Note 2) ...........................         9,875
Amortization of organization expense (Note 1) ..................         8,021
Miscellaneous expenses .........................................           500
                                                                    ----------
 Total expenses ................................................       537,615
 Less: Waiver of administrative servicing fees (Note 2) ........      (347,705)
 Less: Waiver of administration fees (Note 2) ..................       (57,794)
                                                                    ----------
 Net expenses ..................................................                       132,116
                                                                                    ----------
Net investment income from operations ..........................                    $4,498,578
                                                                                    ==========


                        See notes to financial statements

 Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets

                                                                 Six Months Ended        For the Year
                                                                February 28, 1999           Ended
                                                                   (unaudited)         August 31, 1998
                                                               -------------------   -------------------
Increase (Decrease) in Net Assets:
Net investment income from operations ......................     $    4,498,578       $     10,308,761
                                                                 --------------       ----------------
Dividends to shareholders from net investment income .......         (4,498,578)           (10,308,761)
                                                                 --------------       ----------------
Transactions in Shares of Beneficial Interest
 ($1.00 Per Share)
Net proceeds from shares sold ..............................        594,373,194          2,050,291,956
Reinvestment of dividends ..................................          1,602,460              3,681,052
Cost of shares redeemed ....................................       (586,058,151)        (2,197,914,554)
                                                                 --------------       ----------------
 Net increase (decrease) in net assets resulting from
   transactions in shares of beneficial interest ...........          9,917,503           (143,941,546)
                                                                 --------------       ----------------
 Total increase (decrease) in net assets ...................          9,917,503           (143,941,546)
Net Assets:
Beginning of period ........................................        171,819,156            315,760,702
                                                                 --------------       ----------------
End of period ..............................................     $  181,736,659       $    171,819,156
                                                                 ==============       ================



Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
Financial Highlights


                                                                                                               For the period
                                                                                                               November 8, 1993
                                              Six Months Ended                                                 (comencement of
                                             February 28, 1999     For the Year Ended August 31,               operations) to
                                                (unaudited)      1998        1997        1996        1995      August 31, 1994
                                            ------------------  ------       -----       ----       ------     ----------------
Net Asset Value, beginning of period .....     $      1.00     $   1.00     $  1.00     $  1.00      $  1.00   $         1.00
Net investment income from
 operations ..............................          0.0254       0.0551      0.0543      0.0547       0.0579           0.0308
Dividends from net investment
 income ..................................         (0.0254)      0.0551)    (0.0543)    (0.0547)     (0.0579)        ( 0.0308)
                                               -----------     --------     -------     -------      -------   ------------------
Net Asset Value, end of period ...........     $      1.00     $   1.00     $  1.00     $  1.00      $  1.00   $         1.00
                                               ===========     ========     =======     =======      =======   ==================
Total Return .............................            5.16%(2)     5.65%       5.57%       5.61%        5.95%            3.87% (2)
                                               ===========     ========     =======     =======      =======   ==================
Ratios:
 Net investment income to average
  net assets (1) .........................            5.10%(2)     5.52%       5.40%       5.55%        5.59%            4.39%(2)
 Expenses to average net assets (1) ......            0.25%(2)     0.25%       0.25%       0.25%        0.25%            0.19%(2)
Total Net Assets, end of period (000's
 omitted) ................................     $   181,737     $171,819    $315,761    $293,290     $638,111      $      770.658


(1) Reflects the Fund's proportionate share of the Portfolio's expenses as well as voluntary fee waivers by agents of the Portfolio and the Trust. If the voluntary fee waivers had not been in place, the ratios of net investment income and expenses to average net assets would have been as follows:

     Net investment income to
     average net assets ....................          4.64%(2)    5.06%          4.92%          5.11%          5.16%     4.28%(2)
     Expenses in average net assets ........          0.71%(2)    0.71%          0.74%          0.69%          0.68%     O.31%(2)

(2) Annualized

                       See notes to financial statements

Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
Notes To Financial Statements (unaudited)


(1) Significant Accounting Policies

Excelsior Institutional Money Fund (the "Fund") is a series of Excelsior Funds (the "Trust"), an open-end diversified management investment company registered under the Investment Company Act of 1940.

U.S. Trust Company of Connecticut ("U.S. Trust Connecticut"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services ("FAS"), a wholly-owned subsidiary of Federated Investors, (collectively, the "Administrators") serve as Administrators of the Trust. U.S. Trust Connecticut is a wholly-owned subsidiary of U.S. Trust Corporation ("U.S. Trust"), a registered bank holding company. Edgewood Services, Inc. ("Edgewood"), a wholly-owned subsidiary of Federated Investors, serves as distributor to the Fund.

It is the Fund's policy, to the extent possible, to maintain a continuous net asset value of $1.00 per share; the Fund has adopted certain investment, valuation, dividend and distribution policies to enable it to do so.

The Fund invests all of its investable assets in Cash Reserves Portfolio (the "Portfolio"), an open-end diversified management investment company for which Citibank, N.A. serves as Investment Advisor. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (1.6% at February 28, 1999).

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

A. Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. Investment Income -- The Fund earns interest income, net of Portfolio expenses, daily on its investment in the Portfolio. Realized gain and loss from securities transactions are recorded by the Portfolio on the identified cost basis, when recognized, and allocated to the Fund, along with net investment income, based on its investment in the Portfolio.

C. Dividends to Shareholders -- Dividends from net investment income are declared daily and paid monthly. Distributions from net realized gains or losses, if any, are declared daily as income and paid monthly.

D. Federal Income Taxes -- It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

E. Expenses -- The Fund bears all costs of its operations other than expenses specifically assumed by the Administrators.

F. Deferred Organization Expenses -- Organization expenses have been deferred and are being amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

G. Other -- All the net income of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio at the time of such determination.

Excelsior Institutional Money Fund
--------------------------------------------------------------------------------
Notes To Financial Statements (unaudited) continued

(2) Administration Fee and Other Transactions With Affiliates

A. Administration Fee -- For services provided to the Fund, the Administrators are entitled jointly to an annual fee, payable monthly, at a maximum annual rate of 0.10% of the average daily net assets of the Fund. For the period ended February 28, 1999, administration fees totaling $74,950 were charged by U.S. Trust Connecticut, of which $57,794 were waived.

For the period ended February 28, 1999, the Fund paid FAS administration fees totaling $13,227. Edgewood receives no compensation from the Fund in its capacity as distributor of the Fund's shares.

For the period ended February 28, 1999, CGFSC received fees amounting to $12,351 for providing transfer agency services to the Fund.

B. Administrative Servicing Fee -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with United States Trust Company of New York, a wholly-owned subsidiary of U.S. Trust, BISYS and Mid Atlantic Capital Group Inc. (the "Service Organizations") pursuant to which each Service Organization, as agent for its customers, provides administrative support services. For its services, each Service Organization may receive a fee from the Fund, which may not exceed, on an annual basis, an amount equal to 0.40% of the average daily net assets of Fund shares owned by customers of the Service Organization. For the period ended February 28, 1999, the Service Organizations received fees amounting to $5,004, for providing shareholder servicing to the Fund.

C. Other -- Independent Trustees receive an annual retainer of $4,000 and an additional $250 for each meeting of the Board of Trustees attended. In addition, the Trust reimburses independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees.

Cash Reserves Portfolio
PORTFOLIO OF INVESTMENTS                                       February 28, 1999
(Unaudited)

                                               Principal
                                                Amount
Issuer                                      (000's omitted)           Value
------------------------------------------------------------------------------
Asset Backed -- 9.5%
------------------------------------------------------------------------------
Lincs-Ser *
   4.936% due 3/18/99                        $    100,000       $   99,998,386
Lincs-Ser *
   4.986% due 2/15/00                              87,500           87,500,000
SMM Trust *
   5.047% due 1/26/00                             100,000          100,000,000
Steers *
   4.94% due 3/25/99                               76,118           76,118,294
   4.998% due 11/10/99                            201,000          201,000,000
Strategic Money Market
   Trust Receipts *
   4.937% due 3/05/99                             213,000          213,000,000
   5.32% due 12/15/99                             200,000          200,000,000
Strats Trust *
   4.94% due 8/18/99                               50,000           50,000,000
Triangle Funding Ltd.
   5.07% due 10/15/99                              82,000           82,000,000
                                                                --------------
                                                                 1,109,616,680
                                                                --------------
Bank Notes -- 10.0%
------------------------------------------------------------------------------
FCC National Bank
   5.12% due 5/12/99                              100,000          100,001,950
   5.86% due 6/03/99                               50,000           49,991,365
   4.90% due 12/16/99                             185,000          184,929,047
First Union National Bank
   5.35% due 9/13/99                               50,000           50,002,582
Key Bank National
   Association
   4.995% due 9/23/99                             350,000          349,901,233
Nationsbank *
   5.00% due 11/19/99                             160,000          160,000,000
   5.15% due 3/12/99                               50,000           50,000,000
   5.04% due 6/01/99                               32,000           32,000,000
   4.98% due 6/10/99                              100,000          100,000,000
   4.82% due 6/25/99                              100,000           99,984,427
                                                                --------------
                                                                 1,176,810,604
                                                                --------------
Certificates Of Deposit
(Domestic) -- 4.4%
------------------------------------------------------------------------------
BankBoston
   5.23% due 3/09/99                               50,000           50,000,000
Centric Capital Corp.
   4.86% due 4/19/99                               55,493           55,125,914
Chase Manhattan Bank
   Corp
   5.74% due 5/10/99                               57,000           56,993,721

------------------------------------------------------------------------------
Monte Rosa Capital Corp.
   4.86% due 4/13/99                         $     72,625       $   72,203,412
   4.85% due 4/16/99                              145,338          144,437,308
Newport Funding Corp.
   4.87% due 3/01/99                              140,226          140,226,000
                                                                  ------------
                                                                   518,986,355
                                                                  ------------

Certificates Of Deposit (Euro) -- 7.5%
------------------------------------------------------------------------------
Abby National
   5.07% due 5/12/99                              100,000          100,000,000
Algemene Bank
   5.62% due 4/14/99                               75,000           74,995,666
   5.50% due 9/02/99                               70,000           70,168,808
Bayer Hypo Vereinsbank
   5.09% due 5/10/99                              100,000          100,000,000
   5.09% due 5/12/99                              100,000          100,001,950
Bayerische Vereinsbank
   4.99% due 11/10/99                             171,000          171,023,254
   5.02% due 11/23/99                             100,000          100,006,647
Halifax
   5.07% due 5/12/99                              100,000          100,000,000
International Nederlanden
   Group
   4.935% due 6/30/99                              60,000           60,000,985
                                                                  ------------
                                                                   876,197,310
                                                                  ------------

Certificates Of Deposit (Yankee) -- 25.4%
------------------------------------------------------------------------------
Bank of Nova Scotia
   5.65% due 3/29/99                               38,000           37,995,977
   4.96% due 6/11/99                               46,500           46,501,592
Bayerische Vereinsbank
   4.91% due 7/08/99                              120,000          120,000,000
Canadian Imperial Bank
   5.745% due 4/27/99                              54,000           54,010,520
Credit Agricole Indosuez
   5.74% due 4/26/99                               50,000           49,993,919
   4.93% due 7/12/99                              100,000          100,007,210
   5.31% due 9/13/99                               50,000           50,095,581
Credit Communal de Belgique
   5.62% due 3/19/99                               45,000           44,997,777
Credit Suisse First Boston
   5.06% due 10/07/99                             325,000          325,000,000
   5.69% due 7/06/99                              100,000          100,000,000
Deutsche Bank
   5.65% due 3/02/99                              100,000           99,999,869
Dresdner Bank
   5.09% due 5/06/99                               55,000           54,999,788

Cash Reserves Portfolio
PORTFOLIO OF INVESTMENTS (Continued)                           February 28, 1999
(Unaudited)

                                               Principal
                                                Amount
Issuer                                      (000's omitted)           Value
------------------------------------------------------------------------------
Landesbank Hessen
   Thuringen
   5.00% due 4/06/99                         $     50,000       $   50,000,000
   5.19% due 3/01/00                              100,000           99,971,037
Morgan Guarantee Trust
   Co
   4.90% due 10/15/99                              85,000           84,948,558
Rabobank Nederland
   5.71% due 6/11/99                              100,000           99,986,368
   5.69% due 6/30/99                               75,000           74,996,325
   5.64% due 7/30/99                               53,000           53,002,363
Societe Generale Bank
   5.75% due 4/06/99                              100,000           99,995,749
   5.76% due 4/16/99                               75,000           74,996,380
Societe Generale Bank*
   4.85% due 5/20/99                              175,800          175,773,654
Svenska Handelsbanken
   5.75% due 5/04/99                               57,000           56,995,215
   5.76% due 5/25/99                               75,000           74,989,972
   5.74% due 6/01/99                               77,000           76,986,818
Swiss Bank Corp.
   5.68% due 5/28/99                               40,000           40,051,628
   5.715% due 6/14/99                             100,000           99,988,980
Toronto Dominion
   5.03% due 6/03/99                              200,000          200,000,000
   5.71% due 6/23/99                               85,000           84,989,826
   5.60% due 8/17/99                               50,000           50,143,031
   4.79% due 8/18/99                              135,000          134,950,642
UBS AG
   5.00% due 5/19/99                               50,000           49,997,560
Westdeutsche Landesbank
   5.125% due 9/15/99                              48,000           48,035,924
   5.21% due 9/22/99                               50,000           50,074,907
   4.84% due 11/05/99                             116,000          115,969,420
                                                                --------------
                                                                 2,980,446,590
                                                                --------------

Commercial Paper -- 19.3%
------------------------------------------------------------------------------
Aspen Funding Corp.
   4.86% due 4/12/99                              200,000          198,866,000
BankAmerica Corp.
   4.92% due 4/09/99                               50,000           49,733,500
Banco Santander
   4.85% due 3/01/99                              100,000          100,000,000
Barton Capital Corp.
   4.87% due 4/06/99                              120,285          119,699,212
Caisse d'Amortissement
   4.735% due 10/08/99                             76,000           73,790,859

------------------------------------------------------------------------------
Cregem Inc.
   4.96% due 4/07/99                         $     50,000       $   49,745,111
   4.81% due 7/08/99                              150,000          147,414,625
   4.81% due 7/09/99                              115,000          113,002,514
Deutsche Bank
   4.81% due 8/10/99                              165,000          161,428,575
General Electric Capital
   Corp
   5.12% due 3/11/99                              250,000          249,644,444
   4.75% due 10/04/99                             125,000          121,421,007
   4.75% due 10/05/99                             125,000          121,404,514
   4.88% due 3/01/99                               75,000           75,000,000
J. P. Morgan & Co., Inc.*
   4.74% due 10/04/99                              70,000           67,999,983
Province de Quebec
   5.04% due 3/16/99                              100,000           99,790,000
Repsol International
   Finance
   4.87% due 7/15/99                              100,000           98,160,222
Sigma Finance Corp.
   5.35% due 3/05/99                              120,000          119,928,667
   5.125% due 2/09/00                             250,000          250,000,000
Variable Funding Capital
   Corp
   4.85% due 3/08/99                               50,000           49,952,847
                                                                --------------
                                                                 2,266,982,080
                                                                --------------

Corporate Notes -- 7.4%
------------------------------------------------------------------------------
Associates Corp. of
   North America*
   4.91% due 6/29/99                              150,000          149,961,490
Bear Stearns*
   5.00% due 6/04/99                              225,000          225,000,000
J. P. Morgan & Co., Inc.*
   4.82% due 7/07/99                              210,000          209,957,330
Key Bank National
   Association*
   4.915% due 5/12/99                              88,000           87,987,666
Royal Bank of Canada*
   4.92% due 6/07/99                              200,000          200,011,567
                                                                  ------------
                                                                   872,918,053
                                                                  ------------

Medium Term Notes -- 7.1%
------------------------------------------------------------------------------
Abbey National Treasury
   Services
   4.771% due 6/15/99                             100,000           99,968,429
   5.58% due 8/25/99                              100,000           99,980,986

Cash Reserves Portfolio
PORTFOLIO OF INVESTMENTS (Continued)  February 28, 1999
(Unaudited)

                               Principal
                                Amount
Issuer                      (000's omitted)           Value
----------------------------------------------------------------
Goldman Sachs Group*
   5.05% due 1/31/00         $     335,500     $    335,500,000
Norwest Financial Inc.
   5.55% due 8/31/99               100,000           99,985,567
Sigma Finance Corp.
   4.89% due 8/27/99               197,000          196,995,459
                                               ----------------
                                                    832,430,441
                                               ----------------

Time Deposits -- 7.1%
----------------------------------------------------------------
Banco Bilbao Vizcaya
   Nassau
   4.84% due 3/01/99               150,000          150,000,000
Chase Bank
   4.75% due 3/01/99               386,966          386,966,000
Suntrust
   4.81% due 3/01/99                50,000           50,000,000
Svenska Grand Cayman
   4.844% due 3/01/99              250,000          250,000,000
                                               ----------------
                                                    836,966,000
                                               ----------------

United States Government Agency --2.6%
----------------------------------------------------------------
Federal Home Loan Bank
   4.71% due 3/16/99                50,000           49,901,874
   4.69% due 4/16/99                   600              596,404
   5.06% due 3/03/00               100,000           99,937,000
Federal National
   Mortgage Association
   4.86% due 2/10/99               100,000           99,922,269
Student Loan Marketing
   Discount Note
   4.69% due 4/16/99                50,000           49,700,361
                                               ----------------
                                                    300,057,908
                                               ----------------

United States Treasury Bills -- 0.3%
----------------------------------------------------------------
United States Treasury Bills
   4.135% due 10/14/99              25,000           24,348,163
   4.175% due 12/09/99              15,000           14,507,698
                                               ----------------
                                                     38,855,861
                                               ----------------
Total Investments at Value
   /Amortized Cost                   100.6%      11,810,267,882
Other Assets,
   Less Liabilities                   (0.6%)        (75,220,905)
                                     ------    ----------------
 Net Assets                          100.0%    $ 11,735,046,977
                                     =====     ================


* Variable interest rate - subject to periodic change.
See notes to financial statements

Cash Reserves Portfolio
STATEMENT OF ASSETS AND LIABILITIES

February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
Assets:
Investments at value (Note 1A)                                   $11,810,267,882
Interest receivable                                                  125,683,746
--------------------------------------------------------------------------------
  Total assets                                                    11,935,951,628
--------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                    199,908,037
Payable to affiliate--Investment Advisory fee (Note 2A)                  663,133
Accrued expenses and other liabilities                                   333,481
--------------------------------------------------------------------------------
  Total liabilities                                                  200,904,651
--------------------------------------------------------------------------------
Net Assets                                                       $11,735,046,977
--------------------------------------------------------------------------------
Represented by:
Paid-in capital for beneficial interests                         $11,735,046,977
--------------------------------------------------------------------------------

Cash Reserves Portfolio
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
Interest Income (Note 1B):                                          $292,120,478
Expenses:
Investment Advisory fees (Note 2A)                     $8,190,847
Administrative fees (Note 2B)                           2,730,282
Custody and fund accounting fees                        1,095,415
Trustees' fees                                             53,954
Legal fees                                                 32,082
Audit fees                                                 22,300
Miscellaneous                                              87,395
--------------------------------------------------------------------------------
    Total expenses                                     12,212,275
Less aggregate amounts waived by Investment Adviser
  and Administrator (Notes 2A, and 2B)                 (6,745,592)
Less fees paid indirectly (Note 1E)                           (11)
--------------------------------------------------------------------------------
    Net expenses                                                       5,466,672
--------------------------------------------------------------------------------
Net investment income                                               $286,653,806
--------------------------------------------------------------------------------

See notes to financial statements

Cash Reserves Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                             February 28, 1999     Year Ended
                                               (Unaudited)      August 31, 1998
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from
Operations:
Net investment income                      $    286,653,806     $   504,627,904
-------------------------------------------------------------------------------
Capital Transactions:
Proceeds from contributions                  22,079,029,546      30,335,511,897
Value of withdrawals                        (19,436,545,991)    (29,691,630,125
-------------------------------------------------------------------------------
Net increase in net assets from
  capital transactions                        2,642,483,555         643,881,772
-------------------------------------------------------------------------------
Net Increase in Net Assets                    2,929,137,361       1,148,509,676
-------------------------------------------------------------------------------
Net Assets:
Beginning of period                           8,805,909,616       7,657,399,940
-------------------------------------------------------------------------------
End of period                              $ 11,735,046,977     $ 8,805,909,616
--------------------------------------------------------------------------------


Cash Reserves Portfolio
FINANCIAL HIGHLIGHTS

                          Six Months Ended                     Year Ended August 31,
                           February 28, 1999     --------------------------------------------------
                             (Unaudited)         1998           1997          1996          1995
---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets (000's omitted)  $11,735,047       $8,805,910    $7,657,400    $4,442,187    $4,765,406
Ratio of expenses to
  average net assets               0.10%*           0.10%         0.10%         0.10%         0.10%
Ratio of net investment
  income to average
  net assets                       5.25%*           5.65%         5.57%         5.64%         5.88%

Note: If agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

Ratios:
Expenses to average
  net assets                       0.22%*           0.22%         0.23%         0.23%         0.23%
Net investment income
  to average net assets            5.13%*           5.53%         5.44%         5.50%         5.75%
----------------------------------------------------------------------------------------------------

* Annualized

See notes to financial statements

Cash Reserves Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies Cash Reserves Portfolio (the "Portfolio") is registered under the U.S. Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator and Citibank, N.A. ("Citibank") acts as the Investment Adviser.

   Citibank is a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc. which was completed on October 8, 1998.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the U.S. Investment Company Act of 1940.

   B. Interest Income and Expenses Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG.

   C. U.S. Federal Income Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

   E. Fees Paid Indirectly The Portfolio's custodian bank calculates its fees based on the Portfolio's average daily net assets. The fees are reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the

Cash Reserves Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

   F. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. Investment Advisory Fees and Administrative Fees

   A. Investment Advisory Fee -- The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $8,190,847, of which $4,015,310 was voluntarily waived for the six months ended February 28, 1999. The investment advisory fees are computed at an annual rate of 0.15% of the Portfolio's average daily net assets.

   B. Administrative Fees -- Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $2,730,282, all of which were voluntarily waived for the six months ended February 28, 1999. The Portfolio pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. Investment Transactions Purchases, maturities and sales of money market instruments aggregated $96,550,935,887 and $93,524,876,338, respectively, for the six months ended February 28, 1999.

4. Line of Credit The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended February 28, 1999, the commitment fee allocated to the Portfolio was $15,271. Since the line of credit was established, there have been no borrowings.

Administrators of the Fund
U.S. Trust Company of Connecticut
225 High Ridge Road
Stamford, CT 06905

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(617) 557-8000

Federated Administrative Services
Federated Investment Tower
1001 Liberty Avenue
Pittsburgh, PA 15222

Investment Adviser of the Portfolio
Citibank, N.A.
153 East 53rd Street
New York, NY 10043

Transfer Agent of the Fund
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 909-1989

Distributor of the Fund
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237

Independent Accountants of the Fund
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

                    [LOGO OF EXCELSIOR FUNDS APPEARS HERE]



                                 Institutional
                                  Money Fund




                              Semi-Annual Report
                               February 28, 1999

                    [LOGO OF EXCELSIOR FUNDS APPEARS HERE]



                                 Money Market
                                  Portfolios


                                 ANNUAL REPORT

                                 March 31, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
STATEMENTS OF ASSETS AND LIABILITIES......................................    2
STATEMENTS OF OPERATIONS..................................................    3
STATEMENTS OF CHANGES IN NET ASSETS.......................................    4
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS..................    6
PORTFOLIOS OF INVESTMENTS
 Treasury Money Fund......................................................    8
 Government Money Fund....................................................    9
 Money Fund...............................................................   10
 Tax-Exempt Money Fund....................................................   11
 New York Tax-Exempt Money Fund...........................................   14
NOTES TO FINANCIAL STATEMENTS.............................................   16
INDEPENDENT AUDITORS' REPORT..............................................   22
FEDERAL TAX INFORMATION...................................................   22

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services
  1-800-446-1012 (From overseas, call 617-557-8280)
 . Current Price and Yield Information 1-800-446-1012
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are sponsored and distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

Excelsior Funds, Inc.
Statements of Assets and Liabilities
March 31, 1999

                                                                                        New York
                               Treasury    Government                   Tax-Exempt     Tax-Exempt
                                Money        Money         Money          Money          Money
                                 Fund         Fund          Fund           Fund           Fund
                             ------------ ------------  ------------  --------------  ------------
  ASSETS:
   Investments, at cost--
    see
    accompanying portfolios. $494,129,536 $642,519,764  $973,162,748  $1,498,524,698  $304,973,294
                             ============ ============  ============  ==============  ============
   Investments, at value
    (Note 1)...............  $494,129,536 $642,519,764  $973,162,748  $1,498,524,698  $304,973,294
   Cash....................       --           --            --                8,109       --
   Interest receivable.....     1,908,098    1,975,296     3,192,908       8,026,543     1,518,327
   Receivable for fund
    shares sold............       114,510       28,158     1,040,942        --              69,501
   Prepaid expenses........        11,418       14,830        12,721          19,833         2,867
                             ------------ ------------  ------------  --------------  ------------
   Total Assets............   496,163,562  644,538,048   977,409,319   1,506,579,183   306,563,989
  LIABILITIES:
   Payable for dividends
    declared...............     1,636,764    2,414,046     3,333,443       2,875,444       635,638
   Payable for fund shares
    redeemed...............        47,365      --              4,872        --             --
   Investment advisory fees
    payable (Note 2).......       113,790      126,274       131,166         177,108        15,741
   Administration fees
    payable (Note 2).......        69,546       80,002       125,793         203,572        40,930
   Administrative service
    fees payable (Note 2)..        10,549       17,911        46,088          88,383         1,208
   Directors' fees payable
    (Note 2)...............         4,144        4,963         4,580          20,681         3,772
   Due to custodian bank...       --           --            --             --              28,549
   Accrued expenses and
    other payables.........        64,555       63,955        95,757         144,740       118,844
                             ------------ ------------  ------------  --------------  ------------
   Total Liabilities.......     1,946,713    2,707,151     3,741,699       3,509,928       844,682
                             ------------ ------------  ------------  --------------  ------------
  NET ASSETS...............  $494,216,849 $641,830,897  $973,667,620  $1,503,069,255  $305,719,307
                             ============ ============  ============  ==============  ============
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income......  $      8,337 $       (100) $        (17) $       (8,927) $--
   Accumulated net realized
    gain (loss) on
    investments............        17,863      (87,250)      (53,810)       (161,635)      --
   Par value (Note 3)......       494,193      641,953       973,896       1,503,503       305,719
   Paid-in capital in
    excess of par value....   493,696,456  641,276,294   972,747,551   1,501,736,314   305,413,588
                             ------------ ------------  ------------  --------------  ------------
  Total Net Assets.........  $494,216,849 $641,830,897  $973,667,620  $1,503,069,255  $305,719,307
                             ============ ============  ============  ==============  ============
  Shares of Common Stock
   Outstanding (Note 3)....   494,193,118  641,953,291   973,896,118   1,503,503,175   305,719,307
  NET ASSET VALUE PER
   SHARE...................         $1.00        $1.00         $1.00           $1.00         $1.00
                                    =====        =====         =====           =====         =====

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Operations
Year Ended March 31, 1999

                                                                                 New York
                             Treasury    Government                Tax-Exempt   Tax-Exempt
                               Money        Money        Money        Money       Money
                               Fund         Fund         Fund         Fund        Fund*
                            -----------  -----------  -----------  -----------  ----------
  INVESTMENT INCOME:
   Interest income........  $26,251,491  $33,308,360  $39,090,321  $47,552,339  $4,920,804
                            -----------  -----------  -----------  -----------  ----------
  EXPENSES:
   Investment advisory
    fees (Note 2).........    1,554,888    1,565,967    1,834,108    3,524,089     810,114
   Administration fees
    (Note 2)..............      792,993      958,372    1,122,474    2,156,742     248,317
   Custodian fees.........      145,124      209,408      235,942      363,808      42,029
   Administrative servic-
    ing fees (Note 2).....      151,843      184,360      358,371      827,107       7,879
   Legal and audit fees...       68,904       83,749       83,612      170,621      57,614
   Directors' fees and ex-
    penses (Note 2).......       21,353       23,930       25,670       89,710      10,339
   Registration and filing
    fees..................       15,928       15,682       19,654       18,967       2,146
   Shareholder reports....       12,809       15,845       14,706       42,376       9,207
   Shareholder servicing
    agent fees............       10,897       13,138       55,294       24,636       2,290
   Miscellaneous expenses.       71,160       43,777       99,571      163,237      98,856
                            -----------  -----------  -----------  -----------  ----------
   Total Expenses.........    2,845,899    3,114,228    3,849,402    7,381,293   1,288,791
   Fees waived and reim-
    bursed by investment
    adviser and adminis-
    trators (Note 2)......     (151,843)    (184,360)    (358,371)    (827,107)   (532,521)
                            -----------  -----------  -----------  -----------  ----------
   Net Expenses...........    2,694,056    2,929,868    3,491,031    6,554,186     756,270
                            -----------  -----------  -----------  -----------  ----------
  NET INVESTMENT INCOME...   23,557,435   30,378,492   35,599,290   40,998,153   4,164,534
                            -----------  -----------  -----------  -----------  ----------
  REALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 1):
   Net realized gain
    (loss) on security
    transactions..........       42,508      (18,567)       4,266      (25,479)     --
                            -----------  -----------  -----------  -----------  ----------
  Net increase in net as-
   sets resulting from op-
   erations...............  $23,599,943  $30,359,925  $35,603,556  $40,972,674  $4,164,534
                            ===========  ===========  ===========  ===========  ==========

* New York Tax-Exempt Money Fund commenced operations on August 3, 1998.

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Changes in Net Assets

                                                                                        New York
                              Treasury     Government                   Tax-Exempt     Tax-Exempt
                               Money         Money         Money          Money          Money
                                Fund          Fund          Fund           Fund          Fund*
                            ------------  ------------  ------------  --------------  ------------
  Year Ended March 31,
   1999
  Net investment income...  $ 23,557,435  $ 30,378,492  $ 35,599,290  $   40,998,153  $  4,164,534
  Net realized gain (loss)
   on investments.........        42,508       (18,567)        4,266         (25,479)      --
                            ------------  ------------  ------------  --------------  ------------
  Net increase in net
   assets resulting from
   operations.............    23,599,943    30,359,925    35,603,556      40,972,674     4,164,534
  Distributions to
   shareholders:
   From net investment
    income................   (23,564,239)  (30,378,492)  (35,599,290)    (40,998,164)   (4,164,534)
   In excess of net
    investment income.....       --               (100)          (17)         (8,928)      --
  Increase in net assets
   from fund share
   transactions (Note 3)..    24,540,692    41,732,622   314,791,213     106,572,629   305,719,307
                            ------------  ------------  ------------  --------------  ------------
  Net increase in net
   assets.................    24,576,396    41,713,955   314,795,462     106,538,211   305,719,307
  NET ASSETS:
   Beginning of year......   469,640,453   600,116,942   658,872,158   1,396,531,044       --
                            ------------  ------------  ------------  --------------  ------------
   End of year (1)........  $494,216,849  $641,830,897  $973,667,620  $1,503,069,255  $305,719,307
                            ============  ============  ============  ==============  ============
   (1) Including
       undistributed
       (distributions in
       excess of) net
       investment income..  $      8,337  $       (100) $        (17) $       (8,927) $--
                            ============  ============  ============  ==============  ============
  Year Ended March 31,
   1998
  Net investment income...  $ 19,297,100  $ 28,148,017  $ 26,060,936  $   37,894,217
  Net realized gain (loss)
   on investments.........         7,136        (8,971)       12,526         (24,067)
                            ------------  ------------  ------------  --------------
  Net increase in net
   assets resulting from
   operations.............    19,304,236    28,139,046    26,073,462      37,870,150
  Distributions to
   shareholders:
   From net investment
    income................   (19,297,045)  (28,148,017)  (26,060,936)    (37,894,205)
   In excess of net
    investment income.....          (126)      --            --             --
  Increase in net assets
   from fund share
   transactions (Note 3)..   120,546,015    66,291,908   160,793,465     326,868,880
                            ------------  ------------  ------------  --------------
  Net increase in net
   assets.................   120,553,080    66,282,937   160,805,991     326,844,825
  NET ASSETS:
   Beginning of year......   349,087,373   533,834,005   498,066,167   1,069,686,219
                            ------------  ------------  ------------  --------------
   End of year (2)........  $469,640,453  $600,116,942  $658,872,158  $1,396,531,044
                            ============  ============  ============  ==============
 --------
   (2) Including
       undistributed
       (distributions in
       excess of) net
       investment income..  $       (126) $    --       $    --       $           12
                            ============  ============  ============  ==============

 --------
* New York Tax-Exempt Money Fund commenced operations on August 3, 1998.

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds, Inc.
Financial Highlights-Selected Per Share Data and Ratios


  For a Fund share outstanding throughout each period.


                           Net Asset                             Total    Dividends     Dividends
                            Value,      Net      Net Realized     From     From Net    in Excess of
                           Beginning Investment  Gain (Loss)   Investment Investment  Net Investment
                           of Period   Income   on Investments Operations   Income        Income
                           --------- ---------- -------------- ---------- ----------  --------------
  TREASURY MONEY FUND -- (2/13/91*)
   Year Ended March 31,
   1995...................   $1.00    $0.04165          --      $0.04165  $(0.04165)          --
   1996...................    1.00     0.05043          --       0.05043   (0.05043)          --
   1997...................    1.00     0.04676          --       0.04676   (0.04676)          --
   1998...................    1.00     0.04853          --       0.04853   (0.04853)          -- ++
   1999...................    1.00     0.04543     $0.00002      0.04545   (0.04545)          --
  GOVERNMENT MONEY FUND -- (5/8/85*)
   Year Ended March 31,
   1995...................   $1.00    $0.04397          --      $0.04397  $(0.04397)          --
   1996...................    1.00     0.05296          --       0.05296   (0.05296)          --
   1997...................    1.00     0.04862          --       0.04862   (0.04862)          --
   1998...................    1.00     0.05082          --       0.05082   (0.05082)          --
   1999...................    1.00     0.04838          --       0.04838   (0.04838)          -- ++
  MONEY FUND -- (5/3/85*)
   Year Ended March 31,
   1995...................   $1.00    $0.04494     $0.00002     $0.04496  $(0.04496)          --
   1996...................    1.00     0.05336          --       0.05336   (0.05336)          --
   1997...................    1.00     0.04888          --       0.04888   (0.04888)          --
   1998...................    1.00     0.05139          --       0.05139   (0.05139)          --
   1999...................    1.00     0.04901          --       0.04901   (0.04901)          -- ++
  TAX-EXEMPT MONEY FUND -- (5/24/85*)
   Year Ended March 31,
   1995...................   $1.00    $0.02825          --      $0.02825  $(0.02825)          --
   1996...................    1.00     0.03362          --       0.03362   (0.03362)          --
   1997...................    1.00     0.03050          --       0.03050   (0.03050)          --
   1998...................    1.00     0.03216          --       0.03216   (0.03216)          --
   1999...................    1.00     0.02911          --       0.02911   (0.02910)    $(0.00001)
  NEW YORK TAX-EXEMPT MONEY FUND -- (8/3/98*)
   Period Ended March 31,
   1999...................   $1.00    $0.01711          --      $0.01711  $(0.01711)          --

  * Commencement of operations
 ** Annualized
*** Not Annualized
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Amount represents less than $0.00001 per share.

                       See Notes to Financial Statements

                                                        Ratio of     Ratio of      Ratio of
                                                          Net          Gross         Net
                   Net Asset             Net Assets,   Operating     Operating    Investment
                    Value,                   End        Expenses     Expenses       Income       Fee
       Total          End      Total      of Period    to Average   to Average    to Average   Waivers
   Distributions   of Period   Return      (000's)     Net Assets   Net Assets+   Net Assets   (Note 2)
   -------------   ---------   ------    -----------   ----------   -----------   ----------   --------


     $(0.04165)      $1.00     4.25%     $  196,932      0.55%         0.57%        4.09%      $0.00019
      (0.05043)       1.00     5.16%        258,169      0.55%         0.57%        5.03%       0.00021
      (0.04676)       1.00     4.78%        349,087      0.52%         0.54%        4.68%       0.00026
      (0.04853)       1.00     4.96%        469,640      0.52%         0.54%        4.86%       0.00021
      (0.04545)       1.00     4.64%        494,217      0.52%         0.55%        4.55%       0.00029


     $(0.04397)      $1.00     4.49%     $  725,774      0.50%         0.53%        4.38%      $0.00024
      (0.05296)       1.00     5.43%        461,470      0.50%         0.53%        5.36%       0.00031
      (0.04862)       1.00     4.97%        533,834      0.47%         0.51%        4.86%       0.00035
      (0.05082)       1.00     5.20%        600,117      0.47%         0.50%        5.09%       0.00030
      (0.04838)       1.00     4.95%        641,831      0.47%         0.50%        4.85%       0.00029


     $(0.04496)      $1.00     4.59%     $  824,578      0.49%         0.52%        4.49%      $0.00026
      (0.05336)       1.00     5.47%        394,285      0.50%         0.53%        5.40%       0.00037
      (0.04888)       1.00     5.00%        498,066      0.47%         0.53%        4.89%       0.00052
      (0.05139)       1.00     5.26%        658,872      0.48%         0.52%        5.14%       0.00046
      (0.04901)       1.00     5.01%        973,668      0.48%         0.52%        4.85%       0.00049


     $(0.02825)      $1.00     2.86%     $  814,890      0.49%         0.52%        2.85%      $0.00030
      (0.03362)       1.00     3.41%        966,711      0.49%         0.53%        3.35%       0.00042
      (0.03050)       1.00     3.09%      1,069,686      0.47%         0.52%        3.05%       0.00053
      (0.03216)       1.00     3.26%      1,396,531      0.47%         0.53%        3.21%       0.00053
      (0.02911)       1.00     2.95%      1,503,069      0.46%         0.52%        2.91%       0.00059


     $(0.01711)      $1.00     1.72%***  $  305,719      0.47%**       0.79%**      2.24%**    $0.00219

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Treasury Money Fund


  Principal                                                 Discount    Value
    Amount                                                    Rate    (Note 1)
  ---------                                                 -------- -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 99.24%
              Federal Home Loan Bank
 $ 10,000,000 06/16/99...................................     4.74%  $ 9,900,039
              Student Loan Marketing Association
   13,000,000 06/17/99...................................     5.15#   13,000,000
   25,000,000 11/10/99...................................     5.29#   24,994,043
   25,000,000 11/16/99...................................     5.08    25,000,000
   13,500,000 02/22/00...................................     5.19#   13,495,318
              U.S. Treasury Bills
  355,000,000 04/22/99...................................     4.69   354,028,108
              U.S. Treasury Notes
   50,000,000 04/30/99...................................     4.63    50,071,516
                                                                     -----------
              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $490,489,024)..........................          490,489,024
                                                                     -----------

                                                                         Value
  Shares                                                                (Note 1)
  ------                                                              ------------
 OTHER SHORT-TERM INVESTMENTS -- 0.74%
 3,640,512 Dreyfus Government Cash
           Management Fund
           (Cost $3,640,512)...................................       $  3,640,512
                                                                      ------------

TOTAL INVESTMENTS
(Cost
$494,129,536*)...  99.98% $494,129,536
OTHER ASSETS &
LIABILITIES
(NET)............   0.02        87,313
                  ------  ------------
NET ASSETS....... 100.00% $494,216,849
                  ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
# Variable or floating rate securities--rate disclosed is as of March 31, 1999.

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Government Money Fund

  Principal                                               Discount    Value
    Amount                                                  Rate     (Note 1)
  ---------                                               -------- ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 99.44%
              Federal Home Loan Bank
 $ 10,000,000 04/01/99.................................     4.80%  $ 10,000,000
  200,000,000 06/23/99.................................     4.74    197,814,333
   25,000,000 02/24/00.................................     4.98     24,998,873
              Student Loan Marketing Association
   35,000,000 06/17/99.................................     5.15#    35,000,000
   30,900,000 11/01/99.................................     5.04#    30,892,671
  100,000,000 11/10/99.................................     5.29#    99,976,173
   50,000,000 11/16/99.................................     5.08     50,000,000
              U.S. Treasury Bills
  190,000,000 04/19/99.................................     4.82    189,542,100
                                                                   ------------
              TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS (Cost $638,224,150)..........             638,224,150
                                                                   ------------

                                                                     Value
  Shares                                                            (Note 1)
  ------                                                          ------------
 OTHER SHORT-TERM INVESTMENTS -- 0.67%
 4,295,614 Dreyfus Government Cash Management Fund
           (Cost $4,295,614)...........................           $  4,295,614
                                                                  ------------
 TOTAL INVESTMENTS
 (Cost $642,519,764*)...................................  100.11% $642,519,764
 OTHER ASSETS & LIABILITIES (NET).......................   (0.11)     (688,867)
                                                          ------  ------------
 NET ASSETS.............................................  100.00% $641,830,897
                                                          ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
# Variable or floating rate securities--rate disclosed is as of March 31, 1999.

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Money Fund

  Principal                                             Discount    Value
    Amount                                                Rate     (Note 1)
  ---------                                             -------- ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 48.19%
              Federal Farm Credit Bank
 $ 10,000,000 04/06/99...............................     4.76%  $  9,993,389
              Federal Home Loan Bank
   10,000,000 04/01/99...............................     4.80     10,000,000
              Student Loan Marketing Association
   50,000,000 01/12/00...............................     5.07#    49,984,328
   89,820,000 02/11/00...............................     4.96#    89,873,393
   50,000,000 03/23/00...............................     4.88#    50,000,000
              U.S. Treasury Bills
  260,000,000 04/19/99...............................     4.82    259,373,400
                                                                 ------------
              TOTAL U.S. GOVERNMENT
              & AGENCY OBLIGATIONS
              (Cost $469,224,510)....................             469,224,510
                                                                 ------------
 COMMERCIAL PAPER -- 24.22%
   45,000,000 American Express Co., 04/06/99.........     4.92     45,000,000
   45,000,000 Asset Securitization, 04/27/99.........     4.87     44,841,725
   25,000,000 Campbell Soup Co., 04/05/99............     4.95     24,982,921
   11,000,000 Chevron Corp.,
              04/14/99...............................     4.87     11,000,000
   45,000,000 General Electric Capital  Corp.,
              04/13/99...............................     4.87     45,000,000
   40,000,000 General Motors Acceptance Corp.,
              04/07/99...............................     4.91     40,000,000
   25,000,000 +Prudential Funding Corp., 08/31/99....     4.99#    25,000,000
                                                                 ------------
              TOTAL COMMERCIAL PAPER
              (Cost $235,824,646)....................             235,824,646
                                                                 ------------
 CERTIFICATES OF DEPOSIT -- 15.40%
   25,000,000 Banque Nationale de Paris, 07/14/99....     4.86#    25,000,000
   45,000,000 Citibank Canada,
              04/28/99...............................     4.88     45,000,000
   40,000,000 Royal Bank of Canada, 03/22/00.........     5.15     39,988,767
   40,000,000 Toronto Dominion Bank, 02/22/00........     5.14     39,986,186
                                                                 ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $149,974,953)......................           149,974,953
                                                                 ------------

  Principal                                               Discount    Value
   Amount                                                   Rate     (Note 1)
  ---------                                               -------- ------------
 CORPORATE BONDS -- 8.81%
             Lehman Brothers Holdings, Series E,
 $15,000,000 09/27/99..................................      7.13% $ 15,112,961
  25,340,000 09/27/99..................................      7.11    25,527,962
             Merrill Lynch & Co., Inc.,
  45,000,000 10/04/99..................................      5.30#   45,065,120
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost $85,706,043)........................              85,706,043
                                                                   ------------
 ASSET-BACKED SECURITY -- 3.08%
  30,000,000 Ford Credit Auto Owner Trust, 1999-A,
             Class A2, 01/18/00
             (Cost $30,000,000)........................      5.09    30,000,000
                                                                   ------------
   Shares
   ------
 OTHER SHORT-TERM INVESTMENTS -- 0.25%
   2,432,596 Dreyfus Government Cash Management Fund
             (Cost $2,432,596).........................               2,432,596
                                                                   ------------
 TOTAL INVESTMENTS (Cost $973,162,748*).................    99.95% $973,162,748
 OTHER ASSETS & LIABILITIES (NET).......................     0.05       504,872
                                                           ------  ------------
 NET ASSETS.............................................   100.00% $973,667,620
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
# Variable or floating rate securities--rate disclosed is as of March 31,
  1999.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, these securities amounted to $25,000,000 or 2.57% of net assets.


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
Tax-Exempt Money Fund


  Principal                                                             Value
   Amount                                                             (Note 1)
  ---------                                                          -----------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- 65.95%
 $15,000,000 Austin, Texas, Commercial Paper,
             3.150%, 04/12/1999...................................   $15,000,000
  15,000,000 Burke County, Georgia, Development Authority,
             Commercial Paper,
             3.100%, 04/19/1999...................................    15,000,000
   6,225,000 Burlington, Kansas, Commercial Paper, Series C1,
             3.050%, 08/13/1999...................................     6,225,000
   8,800,000 Burlington, Kansas, Commercial Paper, Series C2,
             3.050%, 08/13/1999...................................     8,800,000
   8,000,000 Dallas, Texas, Dallas Area Rapid Transit Authority,
             Commercial Paper,
             2.750%, 05/13/1999...................................     8,000,000
   2,000,000 Dallas, Texas, Dallas Area Rapid Transit Authority,
             Commercial Paper,
             2.900%, 05/13/1999...................................     2,000,000
  30,000,000 Dallas, Texas, Dallas Area Rapid Transit Authority,
             Commercial Paper,
             2.950%, 04/07/1999...................................    30,000,000
  20,400,000 Dallas, Texas, Dallas Area Rapid Transit Authority,
             Commercial Paper,
             3.000%, 04/16/1999...................................    20,400,000
   8,750,000 Dallas, Texas, Dallas Area Rapid Transit Authority,
             Commercial Paper,
             3.050%, 08/13/1999...................................     8,750,000
  17,000,000 Houston, Texas, General Obligation Commercial Paper,
             3.050%, 08/18/1999...................................    17,000,000
  15,000,000 Illinois Educational Facilities Authority Revenue
             Notes, 3.050%, 04/08/1999............................    15,000,000
  15,000,000 Intermountain Power Agency, Utah, 2.750%, 05/07/1999.    15,000,000
   6,000,000 Intermountain Power Agency, Utah, 2.850%, 04/06/1999.     6,000,000
  15,000,000 Intermountain Power Agency, Utah, 2.900%, 04/16/1999.    15,000,000
  10,000,000 Jacksonville, Florida, Electric Authority Commercial
             Paper, Series A,
             2.950%, 05/11/1999...................................    10,000,000
  20,000,000 Jacksonville, Florida, Pollution Control Refunding
             Revenue Bonds, Florida Power & Light Co. Project,
             2.700%, 05/14/1999...................................    20,000,000
   4,000,000 Jacksonville, Florida, Pollution Control Refunding
             Revenue Bonds, Florida Power & Light Co. Project,
             2.850%, 04/09/1999...................................     4,000,000
  14,800,000 Jasper County, Indiana, Commercial Paper, Northern
             Indiana Public Services,
             2.950%, 04/06/1999...................................    14,800,000
   9,150,000 Jasper County, Indiana, Commercial Paper, Northern
             Indiana Public Services,
             2.950%, 04/06/1999...................................     9,150,000
   5,000,000 Jasper County, Indiana, Commercial Paper, Northern
             Indiana Public Services,
             3.200%, 05/04/1999...................................     5,000,000
  16,200,000 Jasper County, Indiana, Commercial Paper, Pollution
             Control, 2.950%, 04/01/1999..........................    16,200,000
  18,000,000 Jasper County, Indiana, Commercial Paper, Public
             Power Services,
             2.850%, 05/17/1999...................................    18,000,000
  25,500,000 Kentucky Asset/Liability Fund, Commercial Paper,
             2.950%, 08/12/1999...................................    25,500,000

  Principal                                                             Value
   Amount                                                             (Note 1)
  ---------                                                          -----------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- (continued)
 $20,000,000 Lower Colorado River Authority, Texas, Commercial
             Paper, 2.900%, 08/10/1999............................   $20,000,000
  12,530,000 Maricopa County, Arizona, Commercial Paper, 2.700%,
             05/10/1999...........................................    12,530,000
   5,000,000 Metropolitan Transit Authority, New York, Special
             Obligation Bond Anticipation Notes, Series CP1,
             3.000%, 04/12/1999...................................     5,000,000
  20,000,000 Nassau County, New York, Industrial Development
             Agency, Civic Facility Revenue Bonds, Cold Spring
             Harbor Lab Project, 3.500%, 08/18/1999...............    20,033,616
   5,000,000 Nassau County, New York, Industrial Development
             Agency, Civic Facility Revenue Bonds, Cold Spring
             Harbor Lab Project, 4.000%, 05/18/1999...............     5,004,104
  11,000,000 New Jersey State Transportation, Commercial Paper,
             2.600%, 04/06/1999...................................    11,000,000
  23,500,000 New York City, New York, Commercial Paper, 2.850%,
             04/16/1999...........................................    23,500,000
  21,400,000 New York City, New York, Municipal Water Financing
             Authority, Water and Sewer Systems Revenue Bonds,
             3.150%, 04/16/1999...................................    21,400,000
  17,150,000 New York State Dormitory Authority, Commercial Paper,
             2.900%, 04/09/1999...................................    17,150,000
  10,000,000 New York State Power Authority & General Purpose
             Revenue Bonds,
             2.900%, 03/01/2016+..................................    10,000,000
   8,165,000 New York State Power Authority & General Purpose
             Revenue Bonds,
             2.900%, 08/17/1999...................................     8,165,000
  10,000,000 New York State Power Authority & General Purpose
             Revenue Bonds,
             2.950%, 05/12/1999...................................    10,000,000
   7,100,000 New York State, Local Government Assistance
             Corporation, Series W,
             3.100%, 04/07/1999...................................     7,100,000
  45,000,000 North Carolina Municipal Power Agency, Commercial
             Paper, 3.050%, 08/11/1999............................    45,000,000
  23,700,000 Nueces River, Texas, San Miguel Electric Corp.,
             Commercial Paper,
             2.700%, 05/11/1999...................................    23,700,000
  25,000,000 Nueces River, Texas, San Miguel Electric Corp.,
             Commercial Paper,
             3.100%, 06/03/1999...................................    25,000,000
  26,500,000 Nueces River, Texas, San Miguel Electric Corp.,
             Commercial Paper,
             3.150%, 06/09/1999...................................    26,500,000
  10,000,000 Omaha, Nebraska, Public Power District, Commercial
             Paper, 2.950%, 04/09/1999............................    10,000,000
   6,500,000 Pleasant Prarie, Wisconsin, Pollution Control
             Refunding Revenue Bonds, Wisconsin Electric Power
             Co., Series A, 3.050%, 09/01/2030+...................     6,500,000
   2,680,000 Purdue University, Indiana, University Revenue Bonds,
             Student Fee, Series E, 2.900%, 07/01/2011+...........     2,680,000
   1,100,000 Purdue University, Indiana, University Revenue Bonds,
             Student Fee, Series L, (AMBAC), 2.900%, 07/01/2020+..     1,100,000

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
Tax-Exempt Money Fund -- (continued)


  Principal                                                            Value
   Amount                                                            (Note 1)
  ---------                                                         -----------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- (continued)
 $25,985,000 Salt River, Arizona, Electric & Gas Commercial
             Paper, 2.850%, 04/09/1999...........................   $25,985,000
  10,000,000 Salt River, Arizona, Electric & Gas Commercial
             Paper, 2.950%, 04/12/1999...........................    10,000,000
  10,000,000 Salt River, Texas, Commercial Paper, 2.850%,
             04/12/1999..........................................    10,000,000
   8,000,000 Salt River, Texas, Commercial Paper, 3.000%,
             04/12/1999..........................................     8,000,000
  17,700,000 San Antonio, Texas, Electric & Gas Commercial Paper,
             2.800%, 05/10/1999..................................    17,700,000
  13,200,000 San Antonio, Texas, Electric & Gas Commercial Paper,
             3.000%, 04/14/1999..................................    13,200,000
   6,000,000 San Antonio, Texas, Electric & Gas Commercial Paper,
             3.050%, 08/13/1999..................................     6,000,000
   5,000,000 Shelby County, Tennessee, Commercial Paper, 2.750%,
             04/14/1999..........................................     5,000,000
  30,000,000 Shelby County, Tennessee, Commercial Paper, 2.950%,
             04/07/1999..........................................    30,000,000
  35,000,000 Shelby County, Tennessee, Commercial Paper, 2.950%,
             04/08/1999..........................................    35,000,000
  15,000,000 South Carolina State, Public Service Authority
             Commercial Paper,
             2.750%, 05/12/1999..................................    15,000,000
  20,000,000 South Carolina State, Public Service Authority
             Commercial Paper,
             2.850%, 04/09/1999..................................    20,000,000
  35,000,000 South Carolina State, Public Service Authority
             Commercial Paper,
             3.150%, 05/04/1999..................................    35,000,000
  24,400,000 Tennessee School Board Association, Commercial
             Paper, 3.100%, 08/18/1999...........................    24,400,000
  50,000,000 Texas State, Tax & Revenue Anticipation Notes,
             4.500%, 08/31/1999..................................    50,328,014
  20,000,000 Utah, General Obligation Commercial Paper, 2.900%,
             04/05/1999..........................................    20,000,000
  30,000,000 Utah, General Obligation Commercial Paper, 2.950%,
             05/11/1999..........................................    30,000,000
  19,430,000 Wisconsin State, General Obligation Commercial
             Paper, 2.800%, 05/12/1999...........................    19,430,000
                                                                    -----------
                                                                    991,230,734
                                                                    -----------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- BACKED
 BY LETTERS OF CREDIT -- 33.75%
             ABN AMRO BANK N.V./MORGAN GUARANTY TRUST
  14,800,000 Long Island Power Authority, New York, Electric
             Systems Revenue Bonds, Series 5, 3.100%,
             05/01/2033+.........................................    14,800,000
             BANK OF AMERICA
  20,000,000 Des Moines, Iowa, Hospital Facilities Revenue Bonds,
             Iowa Methodist Medical Center Project, 3.050%,
             08/01/2015+.........................................    20,000,000
  20,000,000 Michigan Technological University Revenue Bonds,
             Series A, (AMBAC), 2.950%, 10/01/2018+..............    20,000,000
             BANK OF NOVA SCOTIA
  11,000,000 New York State, Local Government Assistance
             Corporation Revenue Bonds, Series G, 2.700%,
             04/01/2025+.........................................    11,000,000

  Principal                                                             Value
   Amount                                                             (Note 1)
  ---------                                                          -----------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- BACKED
 BY LETTERS OF CREDIT -- (continued)
             BANK OF NOVA SCOTIA/CHASE MANHATTAN BANK
 $ 3,400,000 New Hampshire State Industrial Development Authority,
             Pollution Control Revenue Bonds, Bangor Hydro-
             Electric Co. Project, Series 1983,
             3.250%, 01/01/2009+..................................   $ 3,400,000
             BANK OF TOKYO MITSUBISHI
  14,400,000 University of Iowa, Facilities Revenue Bonds, Human
             Biology Research, Series A, 4.550%, 06/01/2005+......    14,400,000
             BARCLAYS BANK, PLC
   7,700,000 Bucks County, Pennsylvania, Industrial Development
             Authority Revenue Bonds, Tru Realty--Toys R Us
             Project,
             2.800%, 12/01/2018+..................................     7,700,000
             BAYERISCHE LANDESBANK
   5,000,000 Oklahoma State Water Resources, State Line Program
             Revenue Bonds,
             2.900%, 09/01/2032+..................................     5,000,000
             BAYERISCHE LANDESBANK/MORGAN GUARANTY TRUST
   7,485,000 New York State Job Development Authority Revenue
             Bonds, Series C1-34,
             2.900%, 03/01/2000+..................................     7,485,000
   3,585,000 New York State Job Development Authority Revenue
             Bonds, Series D1-16,
             2.900%, 03/01/2000+..................................     3,585,000
             CS FIRST BOSTON
   6,900,000 Garden City, Kansas, Industrial Development Revenue
             Bonds, Inland Container Corp. Project, Temple Series
             1983, 3.200%, 01/01/2008+............................     6,900,000
  25,000,000 Ohio County, Kentucky, Pollution Control Revenue
             Bonds, Big Rivers Electric Corp., (AMBAC), 3.050%,
             06/01/2013+..........................................    25,000,000
  10,000,000 Ohio County, Kentucky, Pollution Control Revenue
             Bonds, Big Rivers Electric Corp., (AMBAC), 3.050%,
             10/01/2015+..........................................    10,000,000
             FIRST NATIONAL BANK OF CHICAGO
  47,220,000 Coastal Bend Health Facilities Development Corp.,
             Texas, Incarnate Health System, 3.000%, 08/15/2027+..    47,220,000
             FIRST UNION NATIONAL BANK
  10,200,000 Wake County, North Carolina, Industrial Facilities &
             Pollution Control Financing Authority Revenue Bonds,
             Carolina Power & Light Co., Series 1985-B,
             2.950%, 09/01/2015+..................................    10,200,000
  12,900,000 Wake County, North Carolina, Industrial Facilities &
             Pollution Control Financing Authority Revenue Bonds,
             Carolina Power & Light Co., Series 1985-C,
             2.950%, 10/01/2015+..................................    12,900,000
             KREDIETBANK, N.V.
  14,795,000 Illinois Health Facilities Authority Revenue Bonds,
             Memorial Medical Center, Series C, 3.000%,
             01/01/2016+..........................................    14,795,000

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
Tax-Exempt Money Fund -- (continued)


  Principal                                                             Value
   Amount                                                             (Note 1)
  ---------                                                          -----------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- BACKED BY LETTERS OF CREDIT --
  (continued)
             LANDESBANK HESSEN-THURINGEN
 $10,100,000 Washington State, General Obligation Bonds, Series VR
             96B,
             2.900%, 06/01/2020+..................................   $10,100,000
             LASALLE NATIONAL BANK
  16,500,000 Flint, Michigan, Hospital Building Authority Revenue
             Bonds, Hurley Medical Center, Series B, 3.000%,
             07/01/2015+..........................................    16,500,000
  14,000,000 Illinois Health Facilities Authority Revenue Bonds,
             Ingalls Memorial Hospital,
             Series B, 2.950%, 01/01/2016+........................    14,000,000
   7,165,000 Illinois Health Facilities Authority Revenue Bonds,
             Ingalls Memorial Hospital,
             Series C, 2.950%, 01/01/2016+........................     7,165,000
             MORGAN GUARANTY TRUST
  11,300,000 Chicago, Illinois, General Obligation Bonds, 2.850%,
             01/31/2000+..........................................    11,300,000
   6,900,000 Kenton County, Kentucky, Industrial Building Revenue
             Bonds, Redken Labs, Inc. Project, Series 1984,
             2.800%, 12/01/2014+..................................     6,900,000
   5,950,000 Maricopa County, Arizona, Pollution Control Revenue
             Bonds, Arizona Public Services Co., Series B,
             3.200%, 05/01/2029+..................................     5,950,000
  12,100,000 New York City, New York, General Obligation Bonds,
             Series E5,
             3.050%, 08/01/2016+..................................    12,100,000
             MORGAN GUARANTY TRUST/CANADIAN IMPERIAL BANK/SOCIETE
             GENERALE
  13,000,000 District of Columbia, Tax & Revenue Anticipation
             Notes, Series B,
             3.750%, 09/30/1999...................................    13,055,748
             NATIONSBANK N.A.
   1,700,000 Greensboro, North Carolina, Enterprise Systems
             Revenue Bonds, Series B,
             2.950%, 06/01/2024+..................................     1,700,000
             NORDDUETSCHE LANDESBANK
  14,950,000 Brazos, Texas, Harbor Industrial Development Corp.
             Revenue Bonds, Badische Corp., 2.900%, 12/01/2013+...    14,950,000
             NORTHERN TRUST
  25,325,000 Illinois Health Facilities Authority Revenue Bonds,
             Healthcorp Affiliates, Series A, 2.900%, 11/01/2015+.    25,325,000
   1,000,000 Purdue University, Indiana, University Revenue Bonds,
             Student Fee, Series O, 2.900%, 07/01/2019+...........     1,000,000
             RABOBANK NEDERLANDER
  16,100,000 Illinois Health Facilities Authority Revenue Bonds,
             Healthcorp Affiliates, Series B, 2.900%, 11/01/2015+.    16,100,000
  13,125,000 Mississippi Hospital Equipment & Facilities Authority
             Revenue Bonds, Mississippi Baptist Medical Center,
             3.000%, 07/01/2012+..................................    13,125,000

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                        ------------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- BACKED BY LETTERS OF CREDIT --
  (continued)
             TENNESSEE CONSUMER RETIREMENT SYSTEMS
 $21,300,000 Tennessee State, Bond Anticipation Notes, Series A,
             3.100%, 07/02/2001+................................   $ 21,300,000
             TORONTO DOMINION BANK, LTD.
   2,000,000 Wisconsin State Health Facilities Authority Revenue
             Bonds, Franciscan Health Care, Series A2, 3.050%,
             01/01/2016+........................................      2,000,000
             UNION BANK OF SWITZERLAND/MORGAN GUARANTY TRUST
  13,200,000 Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds, Carnegie Mellon
             University, Series D, 3.050%, 11/01/2030+..........     13,200,000
             WACHOVIA BANK
  27,000,000 Baltimore, Maryland, Port Facilities Revenue Bonds,
             Occidental Petroleum, Series 1981, 3.000%,
             10/14/2011+........................................     27,000,000
             WESTDUETSCHE LANDESBANK/CREDIT LOCAL DE
             FRANCE/LANDESBANK HESSEN-THURINGEN
  40,000,000 Suffolk County, New York, Tax Anticipation Notes,
             Series I,
             3.500%, 08/12/1999.................................     40,138,216
                                                                   ------------
                                                                    507,293,964
                                                                   ------------

 TOTAL INVESTMENTS
 (Cost $1,498,524,698*)........................... 99.70% $1,498,524,698
 OTHER ASSETS & LIABILITIES (NET)...............    0.30       4,544,557
                                                  ------  --------------
 NET ASSETS.....................................  100.00% $1,503,069,255
                                                  ======  ==============

--------
* Aggregate cost for Federal tax and book purposes
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
Note:
These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 1999, approximately, 34% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 1999, approximately, 24% and 14% of the net assets are invested in Texas and New York municipal securities, respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
New York Tax-Exempt Money Fund


  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                        ------------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- 66.35%
 $10,000,000 Guam Power Authority, Commercial Paper, 2.650%,
             04/01/1999..........................................  $ 10,000,000
  10,000,000 Long Island Power Authority, New York, Electric
             Systems, Commercial Paper, 3.000%, 04/19/1999.......    10,000,000
  10,000,000 Metropolitan Transportation Authority of New York,
             Commercial Paper, 2.550%, 05/11/1999................    10,000,000
   5,000,000 Metropolitan Transportation Authority of New York,
             Commercial Paper, 2.600%, 05/14/1999................     5,000,000
  10,000,000 Metropolitan Transportation Authority of New York,
             Commercial Paper, 2.700%, 07/14/1999................    10,000,000
   3,000,000 Metropolitan Transportation Authority of New York,
             Commercial Paper, 2.750%, 05/12/1999................     3,000,000
   7,000,000 Nassau County, New York, Bond Anticipation Notes,
             Series A, 3.625%, 08/17/1999........................     7,017,924
  10,500,000 Nassau County, New York, Bond Anticipation Notes,
             Series B, 3.500%, 08/18/1999........................    10,518,235
   7,933,000 Nassau County, New York, Bond Anticipation Notes,
             Series E, 4.000%, 05/18/1999........................     7,940,374
   2,100,000 New York City, New York, City Municipal Water
             Financing Authority, Water & Sewer Systems
             Commercial Paper, 2.950%, 04/19/1999................     2,100,000
  10,000,000 New York City, New York, City Municipal Water
             Financing Authority, Water & Sewer Systems
             Commercial Paper, 3.100%, 04/21/1999................    10,000,000
   4,000,000 New York City, New York, General Obligation
             Commercial Paper, 3.100%, 04/20/1999................     4,000,000
  10,000,000 New York City, New York, Housing Development
             Corporation Multifamily Rent Housing Revenue Bonds,
             Parkgate Development, 2.800%, 10/15/2028+...........    10,000,000
   1,845,000 New York State Dormitory Authority, Columbia
             University Commercial Paper, 2.550%, 05/12/1999.....     1,845,000
   5,000,000 New York State Dormitory Authority, Commercial
             Paper,
             2.800%, 06/10/1999..................................     5,000,000
  19,000,000 New York State Dormitory Authority, Commercial
             Paper,
             2.910%, 04/06/1999..................................    19,000,000
   3,000,000 New York State Dormitory Authority, Commercial
             Paper,
             3.000%, 08/11/1999..................................     3,000,000
   8,000,000 New York State Dormitory Authority, Commercial
             Paper,
             3.100%, 04/12/1999..................................     8,000,000
  10,700,000 New York State Dormitory Authority, Rockefeller
             University Revenue Bonds, Series A, 2.750%,
             07/01/2014+.........................................    10,700,000

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                        ------------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- (continued)
 $ 1,500,000 New York State Dormitory Authority, Sloan Kettering
             Cancer Center,
             2.650%, 04/12/1999.................................   $  1,500,000
   2,000,000 New York State Environmental Facilities, Commercial
             Paper,
             2.550%, 05/12/1999.................................      2,000,000
   3,000,000 New York State Environmental Facilities, Commercial
             Paper,
             2.750%, 07/20/1999.................................      3,000,000
  15,000,000 New York State Power Authority General Purpose
             Revenue Bonds,
             3.000%, 05/03/1999.................................     15,000,000
   5,000,000 New York State Thruway Authority Highway & Bridge
             Revenue Bonds, Series A, (AMBAC),
             4.750%, 04/01/1999.................................      5,000,000
   6,500,000 Puerto Rico Commonwealth, Tax & Revenue
             Anticipation Notes, Series A, 3.500%, 07/30/1999...      6,516,344
   2,500,000 Puerto Rico Government Development Bank, 2.800%,
             04/01/1999.........................................      2,500,000
   4,300,000 Puerto Rico Government Development Bank, 2.850%,
             04/07/1999.........................................      4,300,000
   3,404,000 Puerto Rico Government Development Bank, 2.950%,
             06/10/1999.........................................      3,404,000
   1,000,000 Rochester, New York, General Obligation Bonds,
             4.000%, 10/01/1999.................................      1,005,282
  11,500,000 Westchester County, New York, Healthcare System
             Commercial Paper, 2.900%, 04/09/1999...............     11,500,000
                                                                   ------------
                                                                    202,847,159
                                                                   ------------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- BACKED BY LETTERS OF CREDIT --
  33.26%
             BANK OF NOVA SCOTIA
   3,000,000 New York State Local Government Assistance
             Corporation, Series G, 2.700%, 04/01/2025+.........      3,000,000
   6,300,000 Suffolk County, New York, Water Authority Bond
             Anticipation Notes, 2.800%, 11/01/2002+............      6,300,000
             BANKERS TRUST COMPANY
   1,500,000 Dutchess County, New York, Industrial Development
             Agency Revenue Bonds, Toys R Us--NYTEX, Inc.
             Project, 3.125%, 11/01/2019+.......................      1,500,000
             BAYERISCHE LANDESBANK/
             WESTDEUTSCHE LANDESBANK
   4,600,000 New York State Local Government Assistance Corp.,
             Revenue Bonds, Series A, 2.800%, 04/01/2022+.......      4,600,000
             CREDIT LOCAL DE FRANCE
   6,800,000 Niagara Falls, New York, Bridge Common Toll Revenue
             Bonds, Series A, (FGIC), 2.750%, 10/01/2019+.......      6,800,000
   4,200,000 Yonkers, New York, Industrial Development Agency,
             Civic Facility Revenue Bonds, Consumers Union
             Facility, 2.800%, 07/01/2019+......................      4,200,000


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
New York Tax-Exempt Money Fund -- (continued)


  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                         ------------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- BACKED BY LETTERS OF CREDIT --
  (continued)
             CREDIT SUISSE
 $ 9,000,000 New York City, New York, City Treasures Cultural
             Reserve, American Museum of National History Revenue
             Bonds, Series B, (MBIA), 2.750%, 04/01/2021+........   $  9,000,000
             FIRST NATIONAL BANK OF CHICAGO
   9,000,000 New York City, New York, Transitional Finance
             Authority, Series B2,
             2.900%, 11/01/2026+.................................      9,000,000
   5,000,000 New York City, New York, Transitional Finance
             Authority, Series B3,
             3.000%, 11/01/2028+.................................      5,000,000
             LANDESBANK HESSEN-THURINGEN
   3,000,000 Buffalo, New York, General Obligation Revenue
             Anticipation Notes, Series A, 3.750%, 07/27/1999....      3,007,110
   1,100,000 Municipal Assistance Corporation for the City of New
             York, Revenue Bonds, Subseries K3, 3.150%,
             07/01/2008+.........................................      1,100,000
             MORGAN GUARANTY TRUST
  11,100,000 New York City, New York, General Obligation Bonds,
             Subseries F6, 2.800%, 02/15/2018+...................     11,100,000
   1,000,000 New York City, New York, General Obligation Bonds,
             Subseries E3, 2.650%, 08/01/2023+...................      1,000,000
             SOCIETE GENERALE
   8,700,000 New York State Energy Research & Development
             Authority, Pollution Control Revenue Bonds, Orange &
             Rockland Utilities, Series A, (AMBAC), 2.750%,
             08/01/2015+.........................................      8,700,000
  12,600,000 New York State Local Government Assistance Corp.,
             Series D, 2.850%, 04/01/2025+.......................     12,600,000
             STATE STREET BANK & TRUST
   1,400,000 New York City, New York, General Obligation Bonds,
             Subseries E4, 3.250%, 08/01/2022+...................      1,400,000
             TORONTO DOMINION BANK
   2,260,000 New York State Energy Research & Development
             Authority, Pollution Control Revenue Bonds, Niagara
             Mohawk Corp. Project, Series A, 2.950%, 03/01/2027+.      2,260,000
             UNION BANK OF SWITZERLAND
   2,100,000 New York State Energy Research & Development
             Authority, Pollution Control Revenue Bonds, Central
             Hudson Gas & Electric, Series B,
             2.950%, 06/01/2027+.................................      2,100,000
             WESTDUETSCHE LANDESBANK
   4,000,000 Municipal Assistance Corporation for the City of New
             York, Revenue Bonds, Subseries K1, 3.150%,
             07/01/2008+.........................................      4,000,000

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                        ------------
 TAX-EXEMPT CASH EQUIVALENT SECURITIES -- BACKED BY LETTERS OF CREDIT --
  (continued)
             WESTDUETSCHE LANDESBANK/CREDIT LOCAL DE
             FRANCE/LANDESBANK HESSEN-THURINGEN
 $ 5,000,000 Suffolk County, New York, Tax Anticipation Notes,
             Series I, 3.500%, 08/12/1999.......................   $  5,012,025
                                                                   ------------
                                                                   $101,679,135
                                                                   ------------
   Shares
   ------
 OTHER INVESTMENTS -- 0.15%
     447,000 Provident Institutional New York Tax-Exempt Money
             Fund...............................................        447,000
                                                                   ------------

 TOTAL INVESTMENTS
 (Cost $304,973,294*).....................................   99.76% $304,973,294
 OTHER ASSETS & LIABILITIES (NET).........................    0.24       746,013
                                                            ------  ------------
 NET ASSETS...............................................  100.00% $305,719,307
                                                            ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.

AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.

Note:
These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 1999, approximately, 33% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 1999, approximately, 91% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and collectively with Excelsior Fund, the "Funds") were incorporated under the laws of the State of Maryland on August 2, 1984 and August 8, 1984, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

  Excelsior Fund and Excelsior Tax-Exempt Fund currently offer shares in eighteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Treasury Money Fund, Government Money Fund and Money Fund, portfolios of Excelsior Fund, Tax-Exempt Money Fund and New York Tax-Exempt Money Fund, portfolios of Excelsior Tax-Exempt Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by the Funds in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. New York Tax-Exempt Money Fund commenced operations on August 3, 1998. The financial statements for the remaining portfolios of the Funds are presented separately.

  With regard to the Portfolios, it is the Funds' policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. Each of the Portfolios has adopted certain investment portfolio, valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Portfolios will not vary.

  (a) Portfolio Valuation:

    Securities are valued at amortized cost, which has been determined by each Fund's Board of Directors to represent the fair value of the Portfolios' investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Repurchase agreements:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior

  Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Net investment income dividends are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of the Funds that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1999, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                           Expiration Date March 31,
                            -------------------------------------------------------
                             2001    2002    2003    2004    2005    2006    2007    Total
                            ------- ------- ------- ------- ------- ------- ------- --------
   Government Money Fund... $10,000     --  $48,000 $ 1,000     --  $ 6,000 $ 3,000 $ 68,000
   Money Fund..............     --      --   21,000  21,000 $12,000     --      --    54,000
   Tax-Exempt Money Fund...  18,000 $31,000     --      --   51,000  35,000  27,000  162,000

    To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 1999, the Money Fund utilized capital loss carryforwards for Federal tax purposes totaling approximately $4,000.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. The Government Money Fund incurred, and elected to defer, net capital losses of approximately $19,000 for the year ended March 31, 1999.

  (f) Expense Allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and, collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .25% of the average daily net assets of the Government Money Fund, the Money Fund and the Tax-Exempt Money Fund, .30% of the average daily net assets of the Treasury Money Fund, and .50% of the average daily net assets of the New York Tax-Exempt Money Fund. U.S. Trust NY and U.S. Trust CT are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust CT, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services (collectively, the "Administrators") provide administrative services to the Funds. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 1999, administration fees charged by U.S. Trust CT were as follows:

     Treasury Money Fund.............................................. $192,708
     Government Money Fund............................................  232,413
     Money Fund.......................................................  275,526
     Tax-Exempt Money Fund............................................  524,126
     New York Tax-Exempt Money Fund...................................   62,261

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. In addition, until further notice to Excelsior Tax-Exempt Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for New York Tax-Exempt Money Fund to maintain an annual expense ratio of not more than .60%. For the year ended March 31, 1999, U.S. Trust waived investment advisory fees totaling $284,204 and U.S. Trust reimbursed expenses totaling $240,438 for New York Tax-Exempt Money Fund pursuant to this voluntary limitation.

  The Funds have also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust amounted to $1,528,490 for the year ended March 31, 1999. Until further notice to the Funds, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable (including fees paid to affiliates of U.S. Trust) by such Portfolio. For the year ended March 31, 1999, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. Trust Administrators
                                                       ---------- --------------
     Treasury Money Fund..............................  $151,843        --
     Government Money Fund............................   184,188       $172
     Money Fund.......................................   358,360         11
     Tax-Exempt Money Fund............................   827,107        --
     New York Tax-Exempt Money Fund...................     7,879        --

  Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the sponsor and distributor of the Funds. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Director of the Funds receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. Common Stock:

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
26.375 billion of which is currently classified to represent interests in one of eighteen separate investment portfolios. Excelsior Tax-Exempt Fund has authorized capital of 14 billion shares of Common Stock, 13 billion of which is currently classified to represent interests in one of seven separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 2 billion shares each of the Treasury Money Fund, the Government Money Fund, the Money Fund, the Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of each Fund's Board of Directors. Since the Portfolios have sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                     Treasury Money Fund
                                               --------------------------------
                                                 Year Ended       Year Ended
                                                  03/31/99         03/31/98
                                               ---------------  ---------------
Sold.......................................... $ 2,679,518,952  $ 2,515,769,963
Issued as reinvestment of dividends...........       3,026,464        1,959,784
Redeemed......................................  (2,658,004,724)  (2,397,183,732)
                                               ---------------  ---------------
Net Increase.................................. $    24,540,692  $   120,546,015
                                               ===============  ===============
                                                    Government Money Fund
                                               --------------------------------
                                                 Year Ended       Year Ended
                                                  03/31/99         03/31/98
                                               ---------------  ---------------
Sold.......................................... $ 4,372,983,435  $ 4,837,865,828
Issued as reinvestment of dividends...........       1,710,757        1,392,643
Redeemed......................................  (4,332,961,570)  (4,772,966,563)
                                               ---------------  ---------------
Net Increase.................................. $    41,732,622  $    66,291,908
                                               ===============  ===============
                                                         Money Fund
                                               --------------------------------
                                                 Year Ended       Year Ended
                                                  03/31/99         03/31/98
                                               ---------------  ---------------
Sold.......................................... $ 4,459,113,083  $ 2,611,474,493
Issued as reinvestment of dividends...........       5,478,185        4,120,591
Redeemed......................................  (4,149,800,055)  (2,454,801,619)
                                               ---------------  ---------------
Net Increase.................................. $   314,791,213  $   160,793,465
                                               ===============  ===============
                                                    Tax-Exempt Money Fund
                                               --------------------------------
                                                 Year Ended       Year Ended
                                                  03/31/99         03/31/98
                                               ---------------  ---------------
Sold.......................................... $ 5,351,039,833    4,454,235,468
Issued as reinvestment of dividends...........       2,425,946        1,926,989
Redeemed......................................  (5,246,893,150)  (4,129,293,577)
                                               ---------------  ---------------
Net Increase.................................. $   106,572,629  $   326,868,880
                                               ===============  ===============

                                              New York Tax-Exempt Money Fund
                                              ------------------------------
                                                     08/03/98*- 03/31/99
                                              ----------------------------------
Sold.........................................         $ 886,545,150
Issued as reinvestment of dividends..........               165,634
Redeemed.....................................          (580,991,477)
                                                      -------------
Net Increase.................................         $ 305,719,307
                                                      =============

--------
*  Commencement of operations

4. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1999, the Portfolios had no borrowings under the agreement.

5. Year 2000 Risk (Unaudited):

  Like other investment companies, financial and business organizations and individuals around the world, the Portfolios could be affected adversely if the computer systems used by the investment managers and the Portfolios' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Portfolios' other service providers have informed the Funds that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. Currently, they do not anticipate that the transition to the 21st Century will have any material impact on their ability to continue to service the Portfolios at current levels. At this time, however, there can be no assurance that their efforts will be sufficient to avoid any adverse impact on the Portfolios as a result of the Year 2000 Problem.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Boards of Directors of
Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Treasury Money, Government Money, Money, Tax-Exempt Money and New York Tax-Exempt Money (three of the portfolios constituting the Excelsior Funds, Inc. and two of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc. (collectively, the "Fund")) as of March 31, 1999, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at March 31, 1999, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 1999

--------------------------------------------------------------------------------

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 1999, the percentage of income earned from direct treasury obligations was as follows:

                                                                        Interest
                                                                         Earned
                                                                        --------
   Treasury Money Fund................................................. 100.00%
   Government Money Fund...............................................  53.88%
   Money Fund..........................................................  21.39%
   Tax-Exempt Money Fund...............................................    --
   New York Tax-Exempt Money Fund......................................    --

                            EXCELSIOR FUNDS, INC.

                                   FORM N-14
                                   ---------

PART C.  OTHER INFORMATION


Item 15.  Indemnification
          ---------------

          Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (1)(a) hereto, and Article VI,
Section 2 of Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (2)(a) hereto, provide for the indemnification of Registrant's directors and officers. Indemnification of Registrant's principal underwriter, custodian, transfer agent and co-administrators is provided for, respectively, in Section 1.11 of the Amended and Restated Distribution Contract incorporated herein by reference to Exhibit (7)(a) hereto, Section 12 of the Custody Agreement incorporated herein by reference to Exhibit (9)(a) hereto,
Section 7 of the Amended and Restated Mutual Funds Transfer Agency Agreement incorporated herein by reference to Exhibit (13)(f) hereto, and Section 6 of the Amended and Restated Administration Agreement incorporated herein by reference to Exhibit (13)(c) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.

     Exhibits:

     (1)    (a)  Articles of Incorporation of Registrant dated August 1, 1984
                 (4).

            (b)  Articles Supplementary of Registrant dated October 29, 1985
                 (4).

            (c)  Articles Supplementary of Registrant dated September 30, 1986
                 (4).

            (d)  Articles Supplementary of Registrant dated April 10, 1987 (4).

            (e)  Articles Supplementary of Registrant dated April 27, 1990 (4).

            (f)  Articles Supplementary of Registrant dated October 26, 1990
                 (4).

            (g)  Articles Supplementary of Registrant dated January 29, 1991
                 (4).

            (h)  Articles Supplementary of Registrant dated December 23, 1992
                 (4).

            (i)  Articles Supplementary of Registrant dated August 31, 1995 (1).

            (j)  Articles Supplementary of Registrant dated December 28, 1995
                 (1).

            (k)  Articles Supplementary of Registrant dated September 11, 1997
                 (3).

            (l)  Articles Supplementary of Registrant dated December 22, 1997
                 (4).

            (m)  Articles Supplementary of Registrant dated November 13, 1998
                 (5).

     (2)    (a)  Amended and Restated By-Laws of Registrant dated February 2,
                 1995 (3).

            (b) Amendment No. 1 to Amended and Restated By-Laws of Registrant dated May 16, 1997 (3).

     (3)    None.

     (4) Agreement and Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

     (5)    (a)  Articles VI, VII, VIII and X of Registrant's Articles of
                 Incorporation dated August 1, 1984 are incorporated herein by reference to Exhibit 1(a) hereto.

            (b) Articles I, II, IV and VI of Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit 2(a) hereto.

     (6)    (a)  Investment Advisory Agreement among Registrant, U.S. Trust
                 Company of Connecticut and United States Trust Company of New York dated May 16, 1997 with respect to the Money Fund, Government Money Fund, Blended Equity Fund, Small Cap Fund, Long-Term Supply of Energy Fund, Productivity Enhancers Fund, Environmentally-Related Products and Services Fund, Aging of America Fund, Communication and Entertainment Fund, Value and Restructuring Fund, Global Competitors Fund, Latin America Fund, Pacific/Asia Fund, Pan European Fund, Short-Term Government Securities Fund and Intermediate-Term Managed Income Fund (2).

            (b) Amendment No. 1 dated July 25, 1997 to the Investment Advisory Agreement among Registrant, U.S. Trust Company of Connecticut and United States Trust Company of New York dated May 16, 1997 (adding the Large Cap Growth and Real Estate Funds) (3).

            (c) Amendment No. 2 dated November 14, 1997 to the Investment Advisory Agreement among Registrant, U.S. Trust Company of Connecticut and United States Trust Company of New York dated May 16, 1997 (adding the Emerging Markets Fund) (4).

            (d) Investment Advisory Agreement among Registrant, U.S. Trust Company of Connecticut and United States Trust Company of New York dated May 16, 1997 with respect to the Managed Income Fund
                 (2).

            (e) Investment Advisory Agreement among Registrant, U.S. Trust Company of Connecticut and United States Trust Company of New York dated May 16, 1997 with respect to the Income and Growth Fund (2).

            (f) Investment Advisory Agreement among Registrant, U.S. Trust Company of Connecticut and United States Trust Company of New York dated May 16, 1997 with respect to the International Fund
                 (2).

            (g) Investment Advisory Agreement among Registrant, U.S. Trust Company of

                 Connecticut and United States Trust Company of New York dated May 16, 1997 with respect to the Treasury Money Fund (2).

     (7)    (a)  Amended and Restated Distribution Contract dated July 31, 1998 between Registrant and Edgewood Services, Inc. (5).

     (8)    None.

     (9)    (a)  Custody Agreement between Registrant and The Chase Manhattan
                 Bank dated September 1, 1995 (as amended and restated on August 1, 1997) (3).

            (b) Amended Exhibit A dated November 28, 1997 to the Custody Agreement dated September 1, 1995 (as amended and restated on August 1, 1997) (4).

            (c) Amendment No. 1 dated May 22, 1998 to the Custody Agreement dated September 1, 1995 (as amended and restated on August 1,
                 1997) (5).

            (d) Amendment No. 2 dated May 22, 1998 to the Custody Agreement dated September 1, 1995 (as amended and restated on August 1,
                 1997) (5).

            (e) Amendment No. 3 dated July 31, 1998 to the Custody Agreement dated September 1, 1995 (as amended and restated on August 1,
                 1997) (5).

     (10)   None.

     (11) Opinion of Drinker Biddle & Reath LLP (including consent of the firm) (7).

     (12) Opinion of Drinker Biddle & Reath LLP as to tax consequences (including consent of the firm) (7).

     (13)   (a)  Amended and Restated Administrative Services Plan and Related
                 Form of Shareholder Servicing Agreement (3).

            (b) Administrative Services Plan and Related Form of Servicing Agreement with respect to the Institutional Shares of the Money Fund (7).

            (c) Amended and Restated Administration Agreement dated July 31, 1998 among Registrant, Chase Global Funds Services Company, Federated Administrative Services and U.S. Trust Company of Connecticut (5).

            (d) Amended and Restated Mutual Funds Transfer Agency Agreement dated as of July 31, 1998 between Registrant and United States Trust Company of New York (5).

            (e) Letter Agreement dated September 11, 1997 with respect to the Mutual Funds Transfer Agency Agreement dated September 1, 1995
                 (4).

            (f) Letter Agreement dated November 14, 1997 with respect to the Mutual Funds Transfer Agency Agreement dated September 1, 1995
                 (4).

            (g) Amended and Restated Mutual Funds Sub-Transfer Agency Agreement dated as of July 31, 1998 between United States Trust Company of New York and Chase Global Funds Services Company (5).

            (h) Letter Agreement dated September 11, 1997 with respect to the Mutual Funds Sub-Transfer Agency Agreement dated September 1, 1995 (4).

            (i) Letter Agreement dated November 14, 1997 with respect to the Mutual Funds Sub-Transfer Agency Agreement dated September 1, 1995 (4).

     (14)   (a)  Consent of Ernst & Young LLP (7).

            (b)  Consent of PricewaterhouseCoopers LLP (7).

            (c)  Consent of Drinker Biddle & Reath LLP (7).

     (15)   None.

     (16)   None.

     (17)   (a)  Form of Proxy (7).

            (b) Prospectus dated August 1, 1999 for the Money Fund and Government Fund of Excelsior Funds, Inc. (7).

            (c) Prospectus dated December 24, 1998 for the Institutional Money Fund of Excelsior Funds (7).

Notes:
-----

(1) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A filed July 31, 1996.

(2) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A filed July 31, 1997.

(3) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A filed October 8, 1997.

(4) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed March 13, 1998.

(5) Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed April 5, 1999.

(6) Incorporated herein by reference to Registrant's Post-Effective Amendment 34 to its Registration Statement on Form N-1A filed July 29, 1999.

(7)  Filed herewith.

Item 17.  Undertakings
          ------------

          (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES
                                  ----------

          As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Stamford and the State of Connecticut on the 15th day of September, 1999.

                                   EXCELSIOR FUNDS, INC.
                                   Registrant

                                   /s/  Frederick S. Wonham
                                   ------------------------
                                   Frederick S. Wonham, President and Treasurer
                                   (Signature and Title)

          As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                                      Title                                Date
           ---------                                      -----                                ----
/s/ Frederick S. Wonham                         Chairman of the Board,                 September 15, 1999
--------------------------------------
Frederick S. Wonham                             President and Treasurer

/s/ Joseph H. Dugan                             Director                               September 15, 1999
--------------------------------------
Joseph H. Dugan

/s/ Donald L. Campbell                          Director                               September 15, 1999
--------------------------------------
Donald L. Campbell

/s/ Wolfe J. Frankl                              Director                              September 15, 1999
--------------------------------------
Wolfe J. Frankl

/s/ Robert A. Robinson                          Director                               September 15, 1999
--------------------------------------
Robert A. Robinson

/s/ Alfred Tannachion                           Director                               September 15, 1999
--------------------------------------
Alfred Tannachion

/s/ Jonathan Piel                               Director                               September 15, 1999
--------------------------------------
Jonathan Piel

 /s/ Rodman L. Drake                            Director                               September 15, 1999
--------------------------------------
Rodman L. Drake

                                 Exhibit Index
                                 -------------

     (4) Agreement and Plan of Reorganization, filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

     (11)     Opinion of Drinker Biddle & Reath LLP.

     (12) Opinion of Drinker Biddle & Reath LLP as to tax consequences (including consent of the firm).

     (14)     (a)   Consent of Ernst & Young LLP.

              (b)   Consent of PricewaterhouseCoopers LLP.

              (c)   Consent of Drinker Biddle & Reath LLP.

     (17)     (a)   Form of Proxy.

              (b) Prospectus dated August 1, 1999 for the Money and Government Money Funds of Excelsior Funds, Inc.

              (c) Prospectus dated December 24, 1998 for the Institutional Money Fund of Excelsior Funds.